OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2014
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through October 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class B     PGHBX
                        Class C     PGYCX
                        Class Y     GHYYX
                        Class Z     PGHZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Consolidated Schedule of Investments                                         18

Consolidated Financial Statements                                            54

Consolidated Notes to Financial Statements                                   63

Report of Independent Registered Public Accounting Firm                      74

Trustees, Officers and Service Providers                                     76

                     Pioneer Global High Yield Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

The global environment for investing in high-yield, credit sensitive fixed-income securities became more unsettled in the second half of the 12-month period ended October 31, 2013, as market concerns grew that the U.S. Federal Reserve (the Fed) might begin tapering back its accommodative monetary policies. The concerns had the most notable effect on emerging markets debt, but also affected other sectors of the global bond market. In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period. Mr. Feltus, a senior vice president and portfolio manager at Pioneer, is lead manager on the Fund, and Tracy Wright, a senior vice president and portfolio manager at Pioneer, is the assistant portfolio manager on the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for high-yield investors during the 12-month period ended October 31, 2013?

A The first half of the Fund's fiscal year (November 1, 2012, through April 30, 2013) featured a very favorable backdrop for investing in high-yield securities, while the environment during the second half of the period was more unsettled and subject to changes in market sentiment. During the final two months of 2012 and the first four months of 2013, most sectors of the global bond markets performed well, with high-yield investments outperforming most other fixed-income asset classes.

     The principal propellants for the rally during the first half of the period were the accommodative monetary policies of central banks around the world. In the United States, the Fed continued its quantitative easing (QE) program consisting of $85 billion worth of monthly purchases of agency mortgage-backed and Treasury securities in the open market, which has helped to keep interest rates low and provided support for U.S. economic growth. Overseas, the European Central Bank also became more accommodative in an effort to encourage growth in Europe and to protect the value of the euro currency. Meanwhile, the Bank of Japan (BOJ) also took some aggressive steps to stimulate that country's economy following last year's elections which ushered in new leadership. The BOJ's policies allowed the yen to weaken against other currencies in order to stimulate Japan's export industries. In addition, evidence of a strengthening economic recovery in the U.S. as well as some early signs of improving conditions in Europe, China, and some other emerging markets nations further encouraged investor confidence.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/13

     The supportive environment changed abruptly in May 2013, however, following comments by Fed Chairman Ben Bernanke that if the American economy continued to improve, the U.S. central bank might begin tapering back its QE policy. Mr. Bernanke's suggestion triggered expectations of rising market interest rates, which led to an actual increase in market rates, even though existing Fed policies remained unchanged and Mr. Bernanke emphasized that the Fed intended to keep the bellwether Federal funds rate at very low levels. U.S. Treasuries, in particular, performed poorly in the wake of the spike in market interest rates, but credit-sensitive securities, including both high-yield and investment-grade debt, also were affected.

     Investment-grade corporate bonds posted negative returns during the final six months of the period, although U.S. high-yield corporate bonds were able to deliver modestly positive returns. Emerging markets investments and currencies were hurt by the change in market sentiment and worries about rising interest rates, as investors saw those economies as particularly vulnerable to spikes in interest rates. On currency markets, the U.S. dollar (USD) remained strong, and the euro rose against most other currencies, including the USD, while the Japanese yen depreciated.

     The first development was the growing expectation that Fed Vice Chairman Janet Yellen would be nominated to succeed Ben Bernanke as chairman--an expectation that was later confirmed by President Obama's official nomination of Ms. Yellen to succeed Mr. Bernanke. Ms. Yellen is not viewed by most as someone who would move aggressively to end the Fed's accommodative policies. Second, the Fed met in mid-September and announced that it would not yet begin tapering its quantitative easing program--to the relief of the bond market. Finally, the debates in Washington over U.S. fiscal policy and raising the government's debt ceiling rattled the capital markets in general, but also led to a brief comeback in the values of Treasury securities, which were seen as the safest asset class during a time of uncertainty.

     With these factors in the background, the high-yield bond market stabilized and then rose briskly during the final month of the period. In October alone, the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index returned 2.51%.

     Despite the changing cross-currents in the fixed-income market, the economic fundamentals in the United States continued to strengthen, with non-farm payrolls adding an average of 160,000 new jobs each month over the final six months of the 12-month period. Corporate profits remained strong, while companies continued to generate new cash flows and clean up their balance sheets. The stock market also continued to ascend, with the Standard & Poor's 500 Index rising by 4.59% during October 2013.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/13 5

Q    How did the Fund perform during the 12-month period ended October 31, 2013?

A Pioneer Global High Yield Fund's Class A shares returned 6.96% at net asset value during the 12-month period ended October 31, 2013, while the Fund's benchmarks, the BofA ML GHY and EMP Index, the BofA ML High Yield Master II Index, and the Barclays Global High Yield Index, returned 7.64%, 8.83%, and 8.62%, respectively*. During the same period, the average return of the 545 mutual funds in Lipper's High Current Yield Funds category was 8.19%, and the average return of the 629 mutual funds in Morningstar's High Yield Bond Funds category was 8.26%.

Q What types of investments had the greatest effect on the Fund's benchmark-relative performance during the 12-month period ended October 31, 2013?

A Good asset allocation decisions and good security selection results helped to support the Fund's relative returns during the 12-month period, and a portfolio underweight to emerging markets debt also helped relative performance. However, the Fund's currency positioning held back returns and was the main reason for the benchmark-relative underperformance over the full period, as the portfolio was significantly underweight to the euro, which appreciated by nearly 5% against the USD during the 12-month period. The BofA ML GHY and EMP Index averaged about a 27.5% exposure to the European currency, while the Fund's weighting in the euro averaged just 5% during the period.

     Throughout the 12-month period, we maintained an emphasis on credit-sensitive securities within the Fund's portfolio, including U.S. high-yield bonds, foreign high-yield debt, and emerging markets corporate bonds. The Fund's U.S. and international high-yield bond positions generally performed well and emerging markets corporate investments also generated positive results during the full 12-month period; however, emerging markets corporates underperformed domestic high-yield bonds during the period. The portfolio's holdings of emerging markets sovereign debt produced negative results during the 12-month period and tended to hold back the Fund's relative results.

     The Fund's allocation to event-linked (catastrophe) bonds issued by insurance companies outperformed during the period, benefiting from both the bonds' floating-rate structures as well as a relatively mild storm season.

* Note to Shareholders: Effective October 31, 2013, the Barclays Global High Yield Index replaced the BofA ML GHY and EMP Index as a benchmark for the Fund. The BofA High Yield Master II Index remains as one of the Fund's benchmarks. For comparison purposes, Pioneer will continue to report returns for the BofA ML GHY and EMP Index for two full reporting cycles, including this October 31, 2013, annual report.

6 Pioneer Global High Yield Fund | Annual Report | 10/31/13

     The Fund's exposure to convertible bonds, which have the potential to be converted into stock, also helped to support results as the stock market posted big gains during the 12-month period.

     Lastly, we invested the portfolio in currency forward contracts during the period in order to reduce risks linked to changes in the values of foreign currencies, but those derivative securities did not have a significant impact on the Fund's performance.

Q Which individual investments or asset allocations had the greatest effect on the Fund's performance during the 12-month period ended October 31, 2013?

A The best-performing individual investment in the Fund's portfolio during the period was a convertible bond issued by Ford Motor. Other individual investments in the portfolio that performed very well included bonds issued by CEMEX, the Mexican-based global cement and building materials corporation, Marfrig, a Brazilian beef company, and Ono Cable, a Spanish cable communications company. In general, the portfolio's investments in Argentine corporate bonds also helped the Fund's results.

     The main drags on performance during the period came from the Fund's positions in emerging markets sovereign debt.

     The Fund successfully avoided having exposure to most major defaults during the period, but there were small portfolio positions in two Mexican homebuilding companies -- Urbi and Homex -- that defaulted due to a slump in the Mexican homebuilding industry brought about by changes in the government's housing policies.

Q    What is your investment outlook?

A We think both the U.S. and global economies will continue to expand, which should help to support the performance of credit-sensitive investments. We believe the U.S. credit market, including high-yield corporates, should outperform the overall fixed-income market.

     The U.S. economy showed its resilience in 2013, continuing to strengthen despite several tax hikes as well as increases in market interest rates and worries about the effects of political disputes over issues such as government spending and the national debt ceiling. American corporations are generally in sound shape, with growing profits and cleaner balance sheets. The nation's job market has shown improvement, the housing industry has been able to recover, and inflation remains under control. Default rates for corporate debt remain low by historical standards. Corporate bonds are not inexpensive, however, and we believe investors will need to pay close attention to company fundamentals when selecting individual securities.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/13 7

     We have doubts, however, about the potential of European corporate bonds to be able to sustain their recent rally. We have a more positive view about emerging markets debt, where relative values appear attractive, but investors will need to be highly selective in choosing individual bonds in the emerging markets.

Please refer to the Schedule of Investments on pages 18-53 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The Fund may invest in inverse floating-rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Portfolio Summary | 10/31/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                0.8%
AA                                                 0.2%
A                                                  1.5%
BBB                                                9.6%
BB                                                21.5%
B                                                 34.7%
CCC                                               18.6%
Not Rated                                          9.4%
Cash Equivalents                                   3.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                      46.5%
Luxembourg                                          6.5%
Cayman Islands                                      5.5%
Argentina                                           5.1%
Mexico                                              3.7%
Netherlands                                         3.6%
United Kingdom                                      3.1%
Ireland                                             2.7%
Bermuda                                             1.6%
Brazil                                              1.6%
Canada                                              1.3%
Peru                                                1.3%
Nigeria                                             1.1%
Singapore                                           1.1%
Other (individually less than 1%)                  15.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                              1.38%
--------------------------------------------------------------------------------------
  2.   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                               1.16
--------------------------------------------------------------------------------------
  3.   Mexican Udibonos, 2.0%, 6/9/22                                            0.98
--------------------------------------------------------------------------------------
  4.   EP Energy LLC, 9.375%, 5/1/20                                             0.94
--------------------------------------------------------------------------------------
  5.   Goldman Sachs Capital II, Floating Rate Note (Perpetual)                  0.90
--------------------------------------------------------------------------------------
  6.   The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)    0.84
--------------------------------------------------------------------------------------
  7.   MIE Holdings Corp., 9.75%, 5/12/16 (144A)                                 0.81
--------------------------------------------------------------------------------------
  8.   Cemex SAB de CV, 3.75%, 3/15/18                                           0.78
--------------------------------------------------------------------------------------
  9.   Expert Global Solutions, Inc., Term B Advance (First Lien), 3/13/18       0.78
--------------------------------------------------------------------------------------
 10.   Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                               0.78
--------------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/13 9

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     10/31/13                     10/31/12
--------------------------------------------------------------------------------
           A                        $10.13                       $10.13
--------------------------------------------------------------------------------
           B                        $10.14                       $10.14
--------------------------------------------------------------------------------
           C                        $10.10                       $10.10
--------------------------------------------------------------------------------
           Y                        $ 9.96                       $ 9.96
--------------------------------------------------------------------------------
           Z                        $10.42                       $10.43
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term             Long-Term
         Class          Dividends         Capital Gains          Capital Gains
--------------------------------------------------------------------------------
           A             $0.6880               $ --                   $ --
--------------------------------------------------------------------------------
           B             $0.6036               $ --                   $ --
--------------------------------------------------------------------------------
           C             $0.6158               $ --                   $ --
--------------------------------------------------------------------------------
           Y             $0.7056               $ --                   $ --
--------------------------------------------------------------------------------
           Z             $0.7332               $ --                   $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-15.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                      Net Asset         Public Offering
Period                Value (NAV)       Price (POP)
--------------------------------------------------------------------------------
10 Years               8.05%             7.56%
5 Years               15.91             14.83
1 Year                 6.96              2.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global     BofA ML High Yield    Barclays Global    BofA ML Global High Yield and
                  High Yield Fund    Master II Index       High Yield Index   Emerging Markets Plus Index
10/31/2003        $   9,550          $  10,000             $  10,000          $  10,000
10/31/2004        $  10,968          $  11,214             $  11,426          $  11,383
10/31/2005        $  11,902          $  11,658             $  12,103          $  12,061
10/31/2006        $  13,345          $  12,864             $  13,572          $  13,461
10/31/2007        $  14,452          $  13,745             $  14,668          $  14,601
10/31/2008        $   9,906          $  10,100             $  10,506          $  10,734
10/31/2009        $  14,222          $  15,027             $  16,307          $  16,247
10/31/2010        $  17,231          $  17,916             $  19,480          $  19,108
10/31/2011        $  17,316          $  18,784             $  20,159          $  19,746
10/31/2012        $  19,374          $  21,260             $  23,058          $  22,643
10/31/2013        $  20,744          $  23,137             $  25,237          $  24,372

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                      If                If
Period                Held              Redeemed
--------------------------------------------------------------------------------
Life-of-class
(11/21/03)             7.08%             7.08%
5 Years               15.03             15.03
1 Year                 6.08              2.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global     BofA ML High Yield    Barclays Global    BofA ML Global High Yield and
                  High Yield Fund    Master II Index       High Yield Index   Emerging Markets Plus Index
11/30/2003        $  10,000          $  10,000             $  10,000          $  10,000
10/31/2004        $  11,146          $  11,067             $  11,226          $  11,192
10/31/2005        $  11,995          $  11,505             $  11,891          $  11,858
10/31/2006        $  13,344          $  12,694             $  13,335          $  13,234
10/31/2007        $  14,332          $  13,563             $  14,412          $  14,355
10/31/2008        $   9,743          $   9,967             $  10,323          $  10,553
10/31/2009        $  13,875          $  14,829             $  16,022          $  15,974
10/31/2010        $  16,706          $  17,680             $  19,139          $  18,787
10/31/2011        $  16,651          $  18,537             $  19,807          $  19,414
10/31/2012        $  18,500          $  20,980             $  22,655          $  22,262
10/31/2013        $  19,644          $  22,832             $  24,796          $  23,962

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                      If                If
Period                Held              Redeemed
--------------------------------------------------------------------------------
Life-of-class
(11/21/03)             7.07%             7.07%
5 Years               15.16             15.16
1 Year                 6.23              6.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global     BofA ML High Yield    Barclays Global    BofA ML Global High Yield and
                  High Yield Fund    Master II Index       High Yield Index   Emerging Markets Plus Index
11/30/2003        $  10,000          $  10,000             $  10,000          $  10,000
10/31/2004        $  11,079          $  11,067             $  11,226          $  11,192
10/31/2005        $  11,921          $  11,505             $  11,891          $  11,858
10/31/2006        $  13,267          $  12,694             $  13,335          $  13,234
10/31/2007        $  14,260          $  13,563             $  14,412          $  14,355
10/31/2008        $   9,685          $   9,967             $  10,323          $  10,553
10/31/2009        $  13,807          $  14,829             $  16,022          $  15,974
10/31/2010        $  16,628          $  17,680             $  19,139          $  18,787
10/31/2011        $  16,607          $  18,537             $  19,807          $  19,414
10/31/2012        $  18,462          $  20,980             $  22,655          $  22,262
10/31/2013        $  19,632          $  22,832             $  24,796          $  23,962

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 13

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                      If                If
Period                Held              Redeemed
--------------------------------------------------------------------------------
10 Years               8.14%             8.14%
5 Years               16.22             16.22
1 Year                 7.27              7.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Global     BofA ML High Yield    Barclays Global    BofA ML Global High Yield and
                  High Yield Fund    Master II Index       High Yield Index   Emerging Markets Plus Index
10/31/2003        $   5,000,000      $   5,000,000         $   5,000,000      $   5,000,000
10/31/2004        $   5,741,083      $   5,607,198         $   5,713,037      $   5,691,512
10/31/2005        $   6,229,895      $   5,829,195         $   6,051,402      $   6,030,471
10/31/2006        $   6,910,997      $   6,431,879         $   6,786,005      $   6,730,299
10/31/2007        $   7,472,420      $   6,872,252         $   7,334,053      $   7,300,378
10/31/2008        $   5,158,617      $   5,049,929         $   5,253,176      $   5,366,810
10/31/2009        $   7,416,854      $   7,513,628         $   8,153,487      $   8,123,323
10/31/2010        $   9,000,062      $   8,958,121         $   9,739,875      $   9,553,898
10/31/2011        $   9,076,142      $   9,392,233         $  10,079,678      $   9,872,826
10/31/2012        $  10,197,041      $  10,630,168         $  11,528,993      $  11,321,288
10/31/2013        $  10,949,648      $  11,568,488         $  12,618,497      $  12,185,876

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index, and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                      If                If
Period                Held              Redeemed
--------------------------------------------------------------------------------
10 Years               8.52%             8.52%
5 Years               16.14             16.14
1 Year                 7.11              7.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global     BofA ML High Yield    Barclays Global    BofA ML Global High Yield and
                  High Yield Fund    Master II Index       High Yield Index   Emerging Markets Plus Index
10/31/2003        $  10,000          $  10,000             $  10,000          $  10,000
10/31/2004        $  11,482          $  11,214             $  11,426          $  11,383
10/31/2005        $  12,460          $  11,658             $  12,103          $  12,061
10/31/2006        $  13,970          $  12,864             $  13,572          $  13,461
10/31/2007        $  15,149          $  13,745             $  14,668          $  14,601
10/31/2008        $  10,723          $  10,100             $  10,506          $  10,734
10/31/2009        $  15,408          $  15,027             $  16,307          $  16,247
10/31/2010        $  18,733          $  17,916             $  19,480          $  19,108
10/31/2011        $  18,832          $  18,784             $  20,159          $  19,746
10/31/2012        $  21,150          $  21,260             $  23,058          $  22,643
10/31/2013        $  22,676          $  23,137             $  25,237          $  24,372

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

----------------------------------------------------------------------------------------------
Share Class                   A             B             C              Y              Z
----------------------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00     $1,000.00      $1,000.00      $1,000.00
Value on 5/1/13
----------------------------------------------------------------------------------------------
Ending Account            $1,002.81     $  998.59     $  999.15      $1,004.68      $1,003.84
Value (after expenses)
on 10/31/13
----------------------------------------------------------------------------------------------
Expenses Paid             $    5.55     $    9.77     $    9.12      $    4.14      $    4.50
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.94%, 1.81%, 0.82%, and 0.89% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

------------------------------------------------------------------------------------------------
Share Class                    A               B            C              Y              Z
------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 5/1/13
------------------------------------------------------------------------------------------------
Ending Account            $1,019.66      $1,015.43      $1,016.08      $1,021.07      $1,020.72
Value (after expenses)
on 10/31/13
------------------------------------------------------------------------------------------------
Expenses Paid             $    5.60      $    9.86      $    9.20      $    4.18      $    4.53
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.94%, 1.81%, 0.82%, and 0.89% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 17

Schedule of Investments | 10/31/13 (Consolidated)

-------------------------------------------------------------------------------------------------------
                               S&P/Moody's
Principal                      Ratings
Amount ($)                     (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE
                                             BONDS -- 4.7%
                                             ENERGY -- 0.7%
                                             Oil & Gas Drilling -- 0.2%
     2,475,000                       NR/NR   Vantage Drilling Co., 7.875%,
                                             9/1/42                                    $      2,875,641
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.4%
     7,610,000                       NR/NR   Cobalt International Energy, Inc.,
                                             2.625%, 12/1/19                           $      7,805,006
-------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.1%
     1,075,000                        B/NR   Alpha Appalachia Holdings, Inc.,
                                             3.25%, 8/1/15                             $      1,021,250
       374,000                      CCC/NR   James River Coal Co., 10.0%,
                                             6/1/18 (144A)                                      172,040
                                                                                       ----------------
                                                                                       $      1,193,290
                                                                                       ----------------
                                             Total Energy                              $     11,873,937
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.7%
                                             Construction Materials -- 0.7%
    10,300,000                       NR/NR   Cemex SAB de CV, 3.75%, 3/15/18           $     13,106,750
                                                                                       ----------------
                                             Total Materials                           $     13,106,750
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.1%
                                             Electrical Components &
                                             Equipment -- 0.1%
     1,250,000                        B/B3   General Cable Corp., 5.0%,
                                             11/15/29 (Step)                           $      1,450,000
                                                                                       ----------------
                                             Total Capital Goods                       $      1,450,000
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES &
                                             COMPONENTS -- 0.6%
                                             Automobile Manufacturers -- 0.6%
     4,894,000                   BBB-/Baa3   Ford Motor Co., 4.25%, 11/15/16           $      9,861,410
                                                                                       ----------------
                                             Total Automobiles & Components            $      9,861,410
-------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.3%
                                             Homebuilding -- 0.3%
     4,640,000                        B/B2   KB Home Inc., 1.375%, 2/1/19              $      4,587,800
                                                                                       ----------------
                                             Total Consumer Durables & Apparel         $      4,587,800
-------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                                             Distillers & Vintners -- 0.2%
     2,165,881                       NR/NR   CEDC Finance Corp; International, Inc.,
                                             10.0%, 4/30/18                            $      1,905,120
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                               S&P/Moody's
Principal                      Ratings
Amount ($)                     (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.0%+
       775,000                   CCC+/Caa2   Alliance One International, Inc.,
                                             5.5%, 7/15/14                             $        775,484
                                                                                       ----------------
                                             Total Food, Beverage & Tobacco            $      2,680,604
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.1%
                                             Biotechnology -- 0.1%
     1,000,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                             1.125%, 9/1/18 (144A)                     $      1,081,250
                                                                                       ----------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences             $      1,081,250
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.2%
                                             Real Estate Operating
                                             Companies -- 0.2%
     2,805,000                       B+/B2   Forest City Enterprises, Inc., 4.25%,
                                             8/15/18                                   $      3,206,466
                                                                                       ----------------
                                             Total Real Estate                         $      3,206,466
-------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.6%
                                             Internet Software & Services -- 0.2%
     3,485,000                       NR/NR   WebMD Health Corp., 2.5%,
                                             1/31/18                                   $      3,406,588
-------------------------------------------------------------------------------------------------------
                                             Application Software -- 0.4%
     1,025,000                       NR/NR   Mentor Graphics Corp., 4.0%,
                                             4/1/31                                    $      1,300,469
     6,365,000                      BB-/NR   Nuance Communications, Inc.,
                                             2.75%, 11/1/31                                   6,213,831
                                                                                       ----------------
                                                                                       $      7,514,300
                                                                                       ----------------
                                             Total Software & Services                 $     10,920,888
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.2%
                                             Computer Storage &
                                             Peripherals -- 0.1%
     1,755,000                       BB/NR   SanDisk Corp., 0.5%,
                                             10/15/20 (144A)                           $      1,787,906
-------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.1%
     1,605,000                      BB+/NR   Vishay Intertechnology, Inc.,
                                             2.25%, 5/15/41 (144A)                     $      1,314,094
                                                                                       ----------------
                                             Total Technology Hardware &
                                             Equipment                                 $      3,102,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 19

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 1.2%
                                             Semiconductor Equipment -- 0.7%
     3,400,000                    BBB/Baa1   Lam Research Corp., 1.25%,
                                             5/15/18                                   $      4,241,500
     5,515,000                      BBB/NR   Novellus Systems, Inc.,
                                             2.625%, 5/15/41                                  9,185,922
                                                                                       ----------------
                                                                                       $     13,427,422
-------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.5%
    10,750,000                       NR/NR   ReneSola, Ltd., 4.125%,
                                             3/15/18 (144A)                            $      8,505,938
       535,000                       NR/NR   Suntech Power Holdings Co.,
                                             Ltd., 3.0%, 3/15/13 (d)                            136,425
                                                                                       ----------------
                                                                                       $      8,642,363
                                                                                       ----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                   $     22,069,785
-------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE
                                             CORPORATE BONDS
                                             (Cost $73,068,585)                        $     83,940,890
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 2.1%
                                             ENERGY -- 0.2%
                                             Oil & Gas Storage &
                                             Transportation -- 0.2%
       131,100          7.62        B+/Ba2   NuStar Logistics LP, Floating Rate
                                             Note, 1/15/43                             $      3,350,916
                                                                                       ----------------
                                             Total Energy                              $      3,350,916
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Air Freight & Logistics -- 0.2%
         3,428                               CEVA Group Plc*                           $      3,171,057
                                                                                       ----------------
                                             Total Transportation                      $      3,171,057
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.1%
        17,350                       NR/NR   Perseus Holding Corp., 14.0%,
                                             4/15/14 (144A)                            $      1,422,700
                                                                                       ----------------
                                             Total Consumer Services                   $      1,422,700
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.9%
                                             Other Diversified Financial
                                             Services -- 0.8%
       160,000          7.12         BB/B1   Citigroup, Inc., Floating Rate Note
                                             (Perpetual)                               $      4,145,600
       355,600          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate
                                             Note, 2/15/40                                    9,551,416
                                                                                       ----------------
                                                                                       $     13,697,016
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
         3,100                      CCC+/B3  Ally Financial, Inc., 7.0%
                                             (Perpetual) (144A)                        $      2,976,678
                                                                                       ----------------
                                             Total Diversified Financials              $     16,673,694
-------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.5%
                                             Reinsurance -- 0.5%
     4,500,000          0.00         NR/NR   Altair Re, Floating Rate Note,
                                             4/30/16 (Cat Bond)                        $      4,707,000
     3,550,000                       NR/NR   Pangaea Re, 10/1/15
                                             (Cat Bond) (c)                                   3,748,090
                                                                                       ----------------
                                             Total Insurance                           $      8,455,090
-------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.2%
                                             Electric Utilities -- 0.2%
       212,000                     BB+/Ba1   PPL Capital Funding, Inc.,
                                             5.9%, 4/30/73                             $      4,562,240
                                                                                       ----------------
                                             Total Utilities                           $      4,562,240
-------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $32,186,025)                        $     37,635,697
-------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED
                                             STOCK -- 0.0%+
                                             BANKS -- 0.0%+
                                             Diversified Banks -- 0.0%+
                         445     BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)       $        506,855
-------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE
                                             PREFERRED STOCK
                                             (Cost $467,249)                           $        506,855
-------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.9%
                                             MATERIALS -- 0.4%
                                             Diversified Metals & Mining -- 0.3%
     6,615,974                               Blaze Recycling & Metals LLC
                                             (Class A) Units (e)*                      $        727,757
        95,846                               Freeport-McMoRan Copper &
                                             Gold, Inc.                                       3,523,299
                                                                                       ----------------
                                                                                       $      4,251,056
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.1%
       134,106                               Vale SA (A.D.R.)                          $      1,963,312
                                                                                       ----------------
                                             Total Materials                           $      6,214,368
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.0%+
                                             Building Products -- 0.0%+
                         894                 Panolam Holdings Co.* (e)                 $        715,200
                                                                                       ----------------
                                             Total Capital Goods                       $        715,200
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 21

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Air Freight & Logistics -- 0.1%
         1,584                               CEVA Group Plc*                           $      1,464,876
-------------------------------------------------------------------------------------------------------
                                             Marine -- 0.2%
     2,370,345                               Horizon Lines, Inc.*                      $      3,010,338
                                                                                       ----------------
                                             Total Transportation                      $      4,475,214
-------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.0%+
                                             Leisure Products -- 0.0%+
     4,074,747                               Emerald Plantation Holdings, Ltd.*        $        611,212
                                                                                       ----------------
                                             Total Consumer Durables & Apparel         $        611,212
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Other Diversified Financial
                                             Services -- 0.2%
        24,638                               BTA Bank JSC (G.D.R.) (144A)*             $         19,969
        33,500                               Lorenz Re*                                       3,713,810
                                                                                       ----------------
                                                                                       $      3,733,779
                                                                                       ----------------
                                             Total Diversified Financials              $      3,733,779
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.0%+
                                             Real Estate Development -- 0.0%+
       161,215                               Newhall Land Development LLC*             $        515,888
                                                                                       ----------------
                                             Total Real Estate                         $        515,888
-------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.0%+
                                             Data Processing &
                                             Outsourced Services -- 0.0%+
        33,046                               Perseus Holdings, Ltd.*                   $         82,615
                                                                                       ----------------
                                             Total Software & Services                 $         82,615
-------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $24,831,122)                        $     16,348,276
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 1.8%
                                             MATERIALS -- 0.1%
                                             Aluminum -- 0.1%
     1,500,000          6.55         B-/B3   Security National Mortgage Loan
                                             Trust 2007-1, Floating Rate Note,
                                             4/25/37 (144A)                            $      1,468,600
                                                                                       ----------------
                                             Total Materials                           $      1,468,600
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Airlines -- 0.1%
     1,213,302                     BB+/Ba2   Continental Airlines 1998-1 Class B
                                             Pass Through Trust, 6.748%,
                                             3/15/17                                   $      1,283,067
                                                                                       ----------------
                                             Total Transportation                      $      1,283,067
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.0%+
                                             Hotels, Resorts &
                                             Cruise Lines -- 0.0%+
       585,350                       NR/NR   Westgate Resorts 2012-A LLC,
                                             3.75%, 8/20/25 (144A)                     $        575,381
                                                                                       ----------------
                                             Total Consumer Services                   $        575,381
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 1.0%
                                             Thrifts & Mortgage Finance -- 1.0%
      552,987           1.45      CCC/Caa3   Amortizing Residential Collateral
                                             Trust 2002-BC1, Floating Rate Note,
                                             1/25/32                                   $        357,966
    1,000,000                        NR/NR   Bayview Opportunity Master Fund
                                             Trust 2013-3RPL, 4.0%, 4/28/18
                                             (Step) (144A)                                      960,960
      675,000                        BB/NR   CarNow Auto Receivables Trust
                                             2012-1, 6.9%, 11/15/16 (144A)                      692,620
    7,866,880           0.37      CCC/Caa2   Carrington Mortgage Loan Trust
                                             Series 2007-FRE1, Floating Rate
                                             Note, 2/25/37                                    7,060,328
     1,523,000                       CCC/C   Citicorp Residential Mortgage Trust
                                             Series 2006-2, 5.918%, 9/25/36
                                             (Step)                                           1,387,433
     1,700,000          1.15      CCC/Caa1   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 11/25/34                                   1,410,075
       616,524          0.30         B-/B3   GSAMP Trust 2006-HE8, Floating
                                             Rate Note, 1/25/37                                 586,241
     3,004,530                      BBB/NR   Leaf Receivables Funding 4 LLC,
                                             5.5%, 2/20/22 (144A)                             2,947,143
       500,000                        B/NR   Nationstar Mortgage Advance
                                             Receivables Trust 2013-T1, 4.949%,
                                             6/20/44 (144A)                                     499,353
       806,497          0.33       BB+/Ba1   RAMP Series 2006-RZ3 Trust,
                                             Floating Rate Note, 8/25/36                        772,041
     1,000,000                       BB/NR   United Auto Credit Securitization
                                             Trust 2013-1, 4.4%, 4/15/19
                                             (144A)                                             998,287
                                                                                       ----------------
                                                                                       $     17,672,447
                                                                                       ----------------
                                             Total Banks                               $     17,672,447
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 23

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.6%
                                             Other Diversified Financial
                                             Services -- 0.2%
     7,610,759          0.65      CCC/Caa3   Aircraft Finance Trust, Floating Rate
                                             Note, 5/15/24 (144A)                      $      3,272,626
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.4%
     9,183,751          0.56      CCC/Caa2   Lease Investment Flight Trust,
                                             Floating Rate Note, 7/15/31               $      6,612,301
       799,913          0.60      CCC/Caa2   Lease Investment Flight Trust,
                                             Floating Rate Note, 7/15/31                        575,937
                                                                                       ----------------
                                                                                       $      7,188,238
                                                                                       ----------------
                                             Total Diversified Financials              $     10,460,864
-------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $29,155,237)                        $     31,460,359
-------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 1.5%
                                             BANKS -- 0.8%
                                             Thrifts & Mortgage Finance -- 0.8%
       174,510          6.85          B/NR   COMM 2000-C1 Mortgage Trust,
                                             Floating Rate Note, 8/15/33 (144A)        $        171,303
     1,700,000                       NR/NR   Extended Stay America Trust
                                             2013-ESH MZ, 7.625%,
                                             12/5/19 (144A)                                   1,787,601
       340,284          5.66         NR/NR   First Horizon Mortgage Pass-Through
                                             Trust 2004-6, Floating Rate Note,
                                             11/25/34                                           321,612
       709,157          5.71          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                             Floating Rate Note, 2/25/34                        691,049
     1,247,945                       NR/NR   Homeowner Assistance Program
                                             Reverse Mortgage Loan Trust
                                             2013-RM1, 4.0%, 5/26/53 (144A)                   1,218,369
     2,100,000          6.00         B-/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2007-LDP12, Floating Rate Note,
                                             2/15/51                                          1,979,628
     2,773,716          3.77       BB/Caa3   JP Morgan Mortgage Trust 2005-A1,
                                             Floating Rate Note, 2/25/35                      2,679,748
     4,315,000                       BB/B1   Timberstar Trust, 7.53%,
                                             10/15/36 (144A)                                  4,419,363
       775,000          5.97        B-/Ba1   Wachovia Bank Commercial Mortgage
                                             Trust Series 2007-C34, Floating Rate
                                             Note, 5/15/46                                      790,836
                                                                                       ----------------
                                                                                       $     14,059,509
                                                                                       ----------------
                                             Total Banks                               $     14,059,509
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial
                                             Services -- 0.0%+
       715,136                     NR/Caa1   CSMC Mortgage-Backed Trust
                                             2007-3, 5.0%, 4/25/37                     $        693,563
-------------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.1%
     1,315,036          6.94       BBB-/NR   Bear Stearns Commercial Mortgage
                                             Sec Inc Series 2001-top2, Floating
                                             Rate Note, 2/15/35 (144A)                 $      1,312,005
                                                                                       ----------------
                                             Total Diversified Financials              $      2,005,568
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.5%
                                             Mortgage REIT -- 0.5%
       964,351          2.36         BB/B2   American Home Mortgage Investment
                                             Trust 2005-1, Floating Rate Note,
                                             6/25/45                                   $        948,496
     1,502,000          5.14        CCC/B3   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             10/15/39 (144A)                                  1,354,600
     9,000,000          7.08          D/NR   Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             12/15/35 (144A)                                  7,152,363
                                                                                       ----------------
                                                                                       $      9,455,459
                                                                                       ----------------
                                             Total Real Estate                         $      9,455,459
-------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.1%
    17,429,568          1.10        NR/Aaa   Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/16/52 (f)                              $        887,374
                                                                                       ----------------
                                             Total Government                          $        887,374
-------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $28,283,359)                        $     26,407,910
-------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 70.8%
                                             ENERGY -- 8.7%
                                             Oil & Gas Drilling -- 0.9%
     8,900,000                   CCC+/Caa3   Ocean Rig UDW, Inc., 9.5%,
                                             4/27/16 (144A)                            $      9,456,250
     2,835,000                       B+/B1   Shelf Drilling Holdings, Ltd.,
                                             8.625%, 11/1/18 (144A)                           3,054,712
     3,765,000                      BB-/B1   Unit Corp., 6.625%, 5/15/21                      3,934,425
                                                                                       ----------------
                                                                                       $     16,445,387
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment &
                                             Services -- 0.3%
     2,175,000                        B+/B1  Calfrac Holdings LP,  7.5%,
                                             12/1/20 (144A)                            $      2,202,188

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 25

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment &
                                             Services -- (continued)
     1,297,000                        B/B1   Expro Finance Luxembourg SCA,
                                             8.5%, 12/15/16 (144A)                     $      1,358,608
        54,000                       NR/NR   Green Field Energy Services,
                                             Inc., 13.0%, 11/15/16
                                             (144A) (d)                                          27,000
     2,275,000                       CC/NR   Green Field Energy Services, Inc.,
                                             13.0%, 11/15/16 (144A) (d)                       1,137,500
                                                                                       ----------------
                                                                                       $      4,725,296
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 5.2%
     2,000,000                       B-/B3   Carrizo Oil & Gas, Inc., 7.5%,
                                             9/15/20                                   $      2,180,000
     4,240,000                       B-/B3   Comstock Resources, Inc.,
                                             7.75%, 4/1/19                                    4,430,800
    13,700,000                        B/B2   EP Energy LLC, 9.375%,
                                             5/1/20                                          15,823,500
     2,169,223                        B/B3   EPE Holdings LLC, 8.875%,
                                             12/15/17 (144A) (PIK)                            2,272,261
     4,980,000                     B-/Caa1   EPL Oil & Gas, Inc., 8.25%,
                                             2/15/18                                          5,341,050
     3,260,000                        B/NR   GeoPark Latin America, Ltd.,
                                             Agencia en Chile, 7.5%, 2/11/20
                                             (144A)                                           3,317,050
     2,035,000                    CCC/Caa1   Goodrich Petroleum Corp.,
                                             8.875%, 3/15/19                                  2,141,838
     4,990,000                     CCC+/B3   Gulfport Energy Corp., 7.75%,
                                             11/1/20                                          5,289,400
     6,250,000                   CCC+/Caa1   Halcon Resources Corp., 8.875%,
                                             5/15/21                                          6,507,812
     1,000,000                   BBB-/Baa3   KazMunayGas National Co., JSC,
                                             4.4%, 4/30/23 (144A)                               948,700
     5,215,000                        B/B3   Kodiak Oil & Gas Corp., 8.125%,
                                             12/1/19                                          5,788,650
       750,000                     B-/Caa1   Lightstream Resources, Ltd.,
                                             8.625%, 2/1/20 (144A)                              751,875
     3,000,000                     B-/Caa1   Memorial Production Partners LP,
                                             7.625%, 5/1/21 (144A)                            3,045,000
     2,800,000                     B-/Caa1   Midstates Petroleum Co., Inc.,
                                             9.25%, 6/1/21                                    2,884,000
    12,850,000                       B+/NR   MIE Holdings Corp., 9.75%,
                                             5/12/16 (144A)                                  13,556,750
     2,840,000                        B/B3   Oasis Petroleum, Inc., 6.5%,
                                             11/1/21                                          3,074,300
     2,450,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                      2,566,375
     1,500,000                   CCC+/Caa1   Sanchez Energy Corp., 7.75%,
                                             6/15/21 (144A)                                   1,530,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
     1,650,000                     BB-/Ba3   SM Energy Co., 6.5%, 1/1/23               $      1,765,500
     3,800,000                       B-/B3   Stone Energy Corp., 7.5%,
                                             11/15/22                                         4,056,500
     3,020,000                   CCC+/Caa1   Talos Production LLC,
                                             9.75%, 2/15/18 (144A)                            3,050,200
CAD  2,775,000                        B/NR   Trilogy Energy Corp., 7.25%,
                                             12/13/19 (144A)                                  2,743,174
                                                                                       ----------------
                                                                                       $     93,064,735
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 0.6%
       950,000          0.00        BB/Ba1   Energy Transfer Partners LP,
                                             Floating Rate Note, 11/1/66               $        859,750
     2,030,000          7.00     BBB-/Baa2   Enterprise Products Operating
                                             LLC, Floating Rate Note, 6/1/67                  2,111,200
NOK 12,000,000          6.90         NR/NR   Golar LNG Partners LP, Floating
                                             Rate Note, 10/12/17                              2,066,880
     5,850,000                      BB/Ba3   Targa Resources Partners LP,
                                             4.25%, 11/15/23 (144A)                           5,469,750
                                                                                       ----------------
                                                                                       $     10,507,580
-------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 1.7%
       315,000                       B+/B3   Alpha Natural Resources, Inc.,
                                             6.0%, 6/1/19                              $        270,900
    11,063,000                      BB-/B1   Berau Capital Resources Pte, Ltd.,
                                             12.5%, 7/8/15 (144A)                            11,671,465
     3,750,000                      BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                             3/13/17 (144A)                                   3,600,000
    12,200,000                       CC/Ca   Bumi Capital Pte, Ltd., 12.0%,
                                             11/10/16 (144A)                                  7,442,000
     1,900,000                       NR/B1   Indo Energy Finance II BV,
                                             6.375%, 1/24/23 (144A)                           1,667,250
     4,435,000                    CCC/Caa2   James River Coal Co., 7.875%,
                                             4/1/19                                           1,463,550
       950,000                     B-/Caa1   Mongolian Mining Corp., 8.875%,
                                             3/29/17 (144A)                                     776,625
     1,900,000                     B-/Caa1   Murray Energy Corp., 8.625%,
                                             6/15/21 (144A)                                   2,033,000
EURO 1,050,000                    CCC/Caa3   New World Resources NV, 7.875%,
                                             1/15/21 (144A)                                     554,317
                                                                                       ----------------
                                                                                       $     29,479,107
                                                                                       ----------------
                                             Total Energy                              $    154,222,105
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 10.4%
                                             Commodity Chemicals -- 1.5%
     9,343,000                     BBB-/NR   Basell Finance Co., BV, 8.1%,
                                             3/15/27 (144A)                            $     12,201,295

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 27

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- (continued)
EURO 2,500,000                      CCC/B3   KP Germany Erste GmbH, 11.625%,
                                             7/15/17 (144A)                            $      3,950,007
    10,320,000                      BB-/B1   Rain CII Carbon LLC, 8.0%,
                                             12/1/18 (144A)                                  10,655,400
                                                                                       ----------------
                                                                                       $     26,806,702
-------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.6%
EURO 7,366,439                     B-/Caa1   INEOS Group Holdings SA,
                                             7.875%, 2/15/16 (144A)                    $     10,145,519
-------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.3%
     1,750,000                       B+/NR   Cemex SAB de CV, 9.0%,
                                             1/11/18 (144A)                            $      1,903,125
     5,322,000                       NR/NR   Indalex Holding Corp., 11.5%,
                                             2/1/14 (d)                                          39,915
     3,700,000                    BBB/Baa3   Votorantim Cimentos SA, 7.25%,
                                             4/5/41 (144A)                                    3,644,500
                                                                                       ----------------
                                                                                       $      5,587,540
-------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 2.1%
     3,355,000                       B-/B3   AEP Industries, Inc., 8.25%,
                                             4/15/19                                   $      3,623,400
    10,657,475                   CCC+/Caa1   ARD Finance SA, 11.125%,
                                             6/1/18 (144A) (PIK)                             11,723,222
     2,400,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                             7.0%, 11/15/20 (144A)                            2,388,000
     5,000,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                             9.125%, 10/15/20 (144A)                          5,387,500
EURO 2,100,000                     CCC+/B3   Ardagh Packaging Finance Plc,
                                             9.25%, 10/15/20 (144A)                           3,075,908
     2,400,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                             8.25%, 2/15/21                                   2,496,000
     7,490,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                             8.5%, 5/15/18                                    7,939,400
                                                                                       ----------------
                                                                                       $     36,633,430
-------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.5%
     7,675,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                             9.875%, 8/15/19                           $      8,490,469
-------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 2.2%
     6,210,000                      BB/Ba3   Ausdrill Finance Pty, Ltd., 6.875%,
                                             11/1/19 (144A)                            $      5,759,775
    10,175,000                    CCC/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                             2/15/18 (144A)                                   8,547,000
    11,725,000                        D/Ca   Mirabela Nickel, Ltd., 8.75%,
                                             4/15/18 (144A)                                   4,103,750
     5,300,000                     CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                    5,247,000
     1,560,000                      B/Caa1   Prince Mineral Holding Corp.,
                                             11.5%, 12/15/19 (144A)                           1,731,600

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Metals &
                                             Mining -- (continued)
    12,660,000                      BB/Ba3   Vedanta Resources Plc, 8.25%,
                                             6/7/21 (144A)                             $     13,039,800
                                                                                       ----------------
                                                                                       $     38,428,925
-------------------------------------------------------------------------------------------------------
                                             Steel -- 2.3%
     7,170,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                             6/15/15 (144A)                            $      5,628,450
    11,475,000                      B/Caa1   Ferrexpo Finance Plc, 7.875%,
                                             4/7/16 (144A)                                   11,059,031
     4,340,000                     B-/Caa1   JMC Steel Group, Inc., 8.25%,
                                             3/15/18 (144A)                                   4,312,875
     1,800,000                     BB-/Ba2   Metalloinvest Finance, Ltd.,
                                             5.625%, 4/17/20 (144A)                           1,791,000
     2,660,000                      NR/Ba2   Metalloinvest Finance, Ltd.,
                                             6.5%, 7/21/16 (144A)                             2,839,550
     4,620,000                     NR/Caa1   Metinvest BV, 10.25%,
                                             5/20/15 (144A)                                   4,620,000
    11,350,000                     NR/Caa1   Metinvest BV, 8.75%,
                                             2/14/18 (144A)                                  10,243,375
                                                                                       ----------------
                                                                                       $     40,494,281
-------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.9%
    11,840,000                       B+/B1   Grupo Papelero Scribe SA de CV,
                                             8.875%, 4/7/20 (144A)                     $     11,573,600
     5,685,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                             5.875%, 5/15/23 (144A)                           5,173,350
                                                                                       ----------------
                                                                                       $     16,746,950
                                                                                       ----------------
                                             Total Materials                           $    183,333,816
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 4.7%
                                             Aerospace & Defense -- 0.6%
     1,995,000                   CCC+/Caa1   Accudyne Industries Borrower,
                                             7.75%, 12/15/20 (144A)                    $      2,089,762
     2,970,000                       BB/B1   DigitalGlobe, Inc., 5.25%,
                                             2/1/21 (144A)                                    2,873,475
     5,408,000                       B-/B2   DynCorp International, Inc.,
                                             10.375%, 7/1/17                                  5,691,920
                                                                                       ----------------
                                                                                       $     10,655,157
-------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 1.7%
     6,900,000                        B/B2   Abengoa Finance SAU, 8.875%,
                                             11/1/17 (144A)                            $      7,262,250
     2,230,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                             1/15/21                                          2,369,375
     7,900,000                        B/B2   Empresas ICA SAB de CV, 8.9%,
                                             2/4/21 (144A)                                    7,702,500
     9,175,000                     CC/Caa3   New Enterprise Stone & Lime Co.,
                                             Inc., 11.0%, 9/1/18                              4,931,562

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 29

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Construction &
                                             Engineering -- (continued)
     7,700,000                      BB-/B1   OAS Investments GmbH, 8.25%,
                                             10/19/19 (144A)                           $      7,623,000
                                                                                       ----------------
                                                                                       $     29,888,687
-------------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 0.2%
     2,620,000                        B/B2   Coleman Cable, Inc., 9.0%,
                                             2/15/18                                   $      2,783,750
     1,100,000                       B-/B3   WireCo WorldGroup, Inc., 9.5%,
                                             5/15/17                                          1,138,500
                                                                                       ----------------
                                                                                       $      3,922,250
-------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.8%
     5,075,000                        B/B3   Constellation Enterprises LLC,
                                             10.625%, 2/1/16 (144A)                    $      4,313,750
     2,980,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                             4/1/22 (144A)                                    3,158,800
     4,100,000                       BB/NR   Magnesita Finance, Ltd., 8.625%
                                             (Perpetual) (144A)                               4,018,000
EURO 1,600,000                     BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                             12/15/17 (144A)                                  2,326,351
       850,000                       B-/B3   Park-Ohio Industries, Inc., 8.125%,
                                             4/1/21                                             937,125
                                                                                       ----------------
                                                                                       $     14,754,026
-------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.5%
     8,405,000                     CCC-/B3   Navistar International Corp., 8.25%,
                                             11/1/21                                   $      8,583,606
-------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.4%
     9,300,000                       B-/NR   WPE International Cooperatief UA,
                                             10.375%, 9/30/20 (144A)                   $      6,510,000
-------------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.5%
     9,497,000                    CCC/Caa1   INTCOMEX, Inc., 13.25%, 12/15/14 $               9,212,090
                                                                                       ----------------
                                             Total Capital Goods                       $     83,525,816
-------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.6%
                                             Environmental & Facilities
                                             Services -- 0.3%
     5,080,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                             10/1/16 (144A)                            $      5,181,600
     6,510,000                      NR/NR    Old AII, Inc., 10.0%, 12/15/16 (d)                     651
                                                                                       ----------------
                                                                                       $      5,182,251
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.3%
     6,365,000                     B-/Caa1   ADS Tactical, Inc., 11.0%,
                                             4/1/18 (144A)                             $      5,728,500
                                                                                       ----------------
                                             Total Commercial Services &
                                             Supplies                                  $     10,910,751
-------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 3.0%
                                             Air Freight & Logistics -- 0.5%
     2,445,000                   CCC-/Caa2   CEVA Group Plc, 11.625%,
                                             10/1/16 (144A)                            $      2,567,250
     6,125,000                       B-/NR   Syncreon Global Ireland, Ltd.,
                                             9.5%, 5/1/18 (144A)                              6,660,938
                                                                                       ----------------
                                                                                       $      9,228,188
-------------------------------------------------------------------------------------------------------
                                             Airlines -- 0.6%
     7,363,000                       B-/NR   Gol Finance, 9.25%,
                                             7/20/20 (144A)                            $      6,571,478
     4,250,000                      BB-/NR   TAM Capital 3, Inc., 8.375%,
                                             6/3/21 (144A)                                    4,377,500
                                                                                       ----------------
                                                                                       $     10,948,978
-------------------------------------------------------------------------------------------------------
                                             Marine -- 0.3%
     4,885,000                       B+/B3   Navios South American Logistics,
                                             Inc., 9.25%, 4/15/19                      $      5,288,012
-------------------------------------------------------------------------------------------------------
                                             Railroads -- 0.3%
     3,500,000                      BB-/NR   Far East Capital, Ltd., SA, 8.0%,
                                             5/2/18 (144A)                             $      3,167,500
     2,606,147                    CCC/Caa3   Florida East Coast Holdings Corp.,
                                             10.5%, 8/1/17 (PIK)                              2,710,393
                                                                                       ----------------
                                                                                       $      5,877,893
-------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.3%
     6,296,393                     NR/Caa2   Inversiones Alsacia SA, 8.0%,
                                             8/18/18 (144A)                            $      4,596,367
-------------------------------------------------------------------------------------------------------
                                             Airport Services -- 0.8%
     4,249,750                     CCC+/B3   Aeropuertos Argentina 2000 SA,
                                             10.75%, 12/1/20 (144A)                    $      4,207,252
     6,600,000                     BB-/Ba3   Aeropuertos Dominicanos Siglo XXI
                                             SA, 9.25%, 11/13/19                              6,534,000
     3,900,000                        B/B2   Aguila 3 SA, 7.875%, 1/31/18
                                             (144A)                                           4,158,375
                                                                                       ----------------
                                                                                       $     14,899,627
-------------------------------------------------------------------------------------------------------
                                             Highways & Railtracks -- 0.2%
MXN 39,000,000                      BBB/NR   Red de Carreteras de Occidente
                                             SAPIB de CV, 9.0%, 6/10/28
                                             (144A)                                    $      2,631,819
                                                                                       ----------------
                                             Total Transportation                      $     53,470,884
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 31

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 1.7%
                                             Auto Parts & Equipment -- 1.2%
     1,250,000                     BB-/Ba3   LKQ Corp., 4.75%, 5/15/23 (144A)          $      1,190,625
     3,150,000                       B-/B3   Meritor, Inc., 6.75%, 6/15/21                    3,181,500
     4,800,000                        B/B3   Pittsburgh Glass Works LLC,
                                             8.5%, 4/15/16 (144A)                             5,025,120
     4,365,000                   CCC-/Caa2   Stanadyne Corp., 10.0%, 8/15/14                  4,255,875
    13,550,000                       CC/Ca   Stanadyne Holdings, Inc., 12.0%,
                                             2/15/15 (Step)                                   8,130,000
                                                                                       ----------------
                                                                                       $     21,783,120
-------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.2%
     2,810,000                       B+/B1   The Goodyear Tire & Rubber Co.,
                                             7.0%, 5/15/22                             $      3,020,750
-------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.3%
     5,000,000                        B/B3   Hyva Global BV, 8.625%,
                                             3/24/16 (144A)                            $      4,975,000
                                                                                       ----------------
                                             Total Automobiles & Components            $     29,778,870
-------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 2.0%
                                             Homebuilding -- 1.4%
     8,750,000                    CCC/Caa2   Beazer Homes USA, Inc., 9.125%,
                                             6/15/18                                   $      9,340,625
     2,100,000                      BB-/B2   Brookfield Residential Properties,
                                             Inc., 6.5%, 12/15/20 (144A)                      2,163,000
     9,802,000                        NR/C   Desarrolladora Homex SAB de CV,
                                             9.5%, 12/11/19 (144A) (d)                        1,617,330
     4,450,000                     BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                    4,216,375
     5,810,000                       B+/B2   Standard Pacific Corp., 6.25%,
                                             12/15/21                                         5,984,300
     7,500,000                       NR/Ca   Urbi Desarrollos Urbanos SAB de CV,
                                             9.75%, 2/3/22 (144A) (d)                         1,200,000
                                                                                       ----------------
                                                                                       $     24,521,630
-------------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.6%
EURO 4,700,000                   CCC+/Caa2   Heckler & Koch GmbH, 9.5%,
                                             5/15/18 (144A)                            $      6,257,330
     5,000,000                   CCC+/Caa1   Icon Health & Fitness, Inc.,
                                             11.875%, 10/15/16 (144A)                         4,506,250
                                                                                       ----------------
                                                                                       $     10,763,580
                                                                                       ----------------
                                             Total Consumer Durables & Apparel         $     35,285,210
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 2.2%
                                             Casinos & Gaming -- 1.5%
    10,750,000                       NR/NR   Buffalo Thunder Development
                                             Authority, 9.375%, 12/15/14
                                             (144A) (d)                                $      3,977,500
EURO 6,950,000                       B+/B3   Cirsa Funding Luxembourg SA,
                                             8.75%, 5/15/18 (144A)                            9,939,818
EURO 1,000,000          8.25        BB/Ba2   Gtech S.p.A., Floating Rate Note,
                                             3/31/66 (144A)                                   1,474,352
     2,052,000                       B-/NR   Little Traverse Bay Bands of Odawa
                                             Indians, Inc., 9.0%, 8/31/20 (144A)              2,010,960
     2,632,328                       NR/NR   Mashantucket Western Pequot Tribe,
                                             6.5%, 7/1/36 (d)                                   348,783
EURO 6,335,000                    CCC/Caa1   Peermont Global Pty, Ltd., 7.75%,
                                             4/30/14 (144A)                                   8,565,273
                                                                                       ----------------
                                                                                       $     26,316,686
-------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise
                                             Lines -- 0.4%
     3,800,000                       B-/B3   Good Sam Enterprises LLC, 11.5%,
                                             12/1/16                                   $      4,142,000
     2,860,000                       B+/B3   Viking Cruises, Ltd., 8.5%,
                                             10/15/22 (144A)                                  3,203,200
                                                                                       ----------------
                                                                                       $      7,345,200
-------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
BRL  4,250,000                      NR/Ba2   Arcos Dorados Holdings, Inc.,
                                             10.25%, 7/13/16 (144A)                    $      1,846,937
-------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.2%
     4,225,000                    CCC/Caa1   Cambium Learning Group, Inc.,
                                             9.75%, 2/15/17                            $      4,024,312
                                                                                       ----------------
                                             Total Consumer Services                   $     39,533,135
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.6%
                                             Broadcasting -- 0.5%
     4,000,000                   CCC+/Caa2   Intelsat Luxembourg SA, 7.75%,
                                             6/1/21 (144A)                             $      4,220,000
     1,600,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                   1,708,000
EURO 1,550,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                   2,269,449
                                                                                       ----------------
                                                                                       $      8,197,449
-------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.0%+
     1,115,000                       B-/B3   Regal Entertainment Group, 5.75%,
                                             2/1/25                                    $      1,062,038
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 33

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.1%
     1,675,000                       B-/B3   MPL 2 Acquisition Canco, Inc.,
                                             9.875%, 8/15/18 (144A)                    $      1,725,250
                                                                                       ----------------
                                             Total Media                               $     10,984,737
-------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.4%
                                             Department Stores -- 0.3%
     5,600,000                        B/NR   Grupo Famsa SAB de CV, 7.25%,
                                             6/1/20 (144A)                             $      5,600,000
-------------------------------------------------------------------------------------------------------
                                             Computer & Electronics Retail -- 0.1%
     2,310,000                     BB-/Ba3   Rent-A-Center, Inc., 4.75%,
                                             5/1/21 (144A)                             $      2,165,625
                                                                                       ----------------
                                             Total Retailing                           $      7,765,625
-------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 7.4%
                                             Distillers & Vintners -- 0.3%
EURO 4,012,332                       NR/NR   Belvedere SA, 7.692%,
                                             11/10/19 (d)                              $        464,524
EURO   320,792          7.69         NR/NR   Belvedere SA, Floating Rate Note,
                                             11/10/19 (d)                                         3,792
     4,829,992                       NR/NR   CEDC Finance Corp., International,
                                             Inc., 8.0%, 4/30/18 (Step)                       4,514,994
                                                                                       ----------------
                                                                                       $      4,983,310
-------------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
     4,400,000                        B/NR   Tonon Bioenergia SA, 9.25%,
                                             1/24/20 (144A)                            $      4,037,000
-------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 6.5%
     1,960,000                        B/B2   Agrokor dd, 8.875%, 2/1/20 (144A)         $      2,126,796
EURO 3,200,000                        B/B2   Agrokor dd, 9.875%, 5/1/19 (144A)                4,913,602
     6,000,000                      BB/Ba3   Bertin SA, 10.25%, 10/5/16 (144A)                6,690,000
     4,450,000                       B+/B1   CFG Investment SAC, 9.75%,
                                             7/30/19 (144A)                                   4,249,750
     2,770,000                        B/B1   Chiquita Brands International, Inc.,
                                             7.875%, 2/1/21 (144A)                            3,005,450
     9,720,000                       B+/B2   Corp Pesquera Inca SAC, 9.0%,
                                             2/10/17 (144A)                                   9,720,000
     7,800,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                             2/1/20 (144A)                                    8,443,500
     2,969,595                       NR/NR   Independencia International, Ltd.,
                                             12.0%, 12/30/16 (144A) (d)                           3,712
     4,690,000                      BB/Ba3   JBS Finance II, Ltd., 8.25%,
                                             1/29/18 (144A)                                   4,912,775
     3,720,000                       NR/NR   JBS Investments GmbH, 7.75%,
                                             10/28/20 (144A)                                  3,836,250
     2,800,000                        B/B2   Marfrig Holding Europe BV, 11.25%,
                                             9/20/21 (144A)                                   2,782,500

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Packaged Foods &
                                             Meats -- (continued)
     3,000,000                        B/B2   Marfrig Holding Europe BV, 9.875%,
                                             7/24/17 (144A)                            $      2,996,250
    20,248,000                        B/B2   Marfrig Overseas, Ltd., 9.5%,
                                             5/4/20 (144A)                                   19,539,320
     6,300,000                        B/NR   MHP SA, 8.25%, 4/2/20 (144A)                     5,402,250
     4,755,000                      BB-/B1   Minerva Luxembourg SA, 12.25%,
                                             2/10/22 (144A)                                   5,325,600
    24,000,000                      BB-/B1   Minerva Luxembourg SA, 7.75%,
                                             1/31/23 (144A)                                  23,279,999
     6,500,000                       B+/B2   Pesquera Exalmar S.A.A., 7.375%,
                                             1/31/20 (144A)                                   5,980,000
     1,430,000                       B+/B2   Wells Enterprises, Inc., 6.75%,
                                             2/1/20 (144A)                                    1,469,325
                                                                                       ----------------
                                                                                       $    114,677,079
-------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.4%
     7,165,000                     B-/Caa1   Alliance One International, Inc.,
                                             9.875%, 7/15/21 (144A)                    $      6,878,400
                                                                                       ----------------
                                             Total Food, Beverage & Tobacco            $    130,575,789
-------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.1%
                                             Personal Products -- 0.1%
     1,000,000                        B/B2   Revlon Consumer Products Corp.,
                                             5.75%, 2/15/21 (144A)                     $        987,500
                                                                                       ----------------
                                             Total Household &
                                             Personal Products                         $        987,500
-------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.7%
                                             Health Care Equipment -- 0.5%
     8,850,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17           $      8,407,500
-------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.5%
     5,750,000                        B/B3   ConvaTec Healthcare E SA, 10.5%,
                                             12/15/18 (144A)                           $      6,511,875
     3,200,000                     B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                  3,592,000
                                                                                       ----------------
                                                                                       $     10,103,875
-------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.4%
     4,253,000                   CCC+/Caa2   Gentiva Health Services, Inc.,
                                             11.5%, 9/1/18                             $      4,412,488
     2,975,000                   CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                             7/15/17 (144A)                                   3,079,125
                                                                                       ----------------
                                                                                       $      7,491,613
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 35

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.3%
     1,050,000                       B-/B3   Kindred Healthcare, Inc.,
                                             8.25%, 6/1/19                             $      1,128,750
     3,945,000                      B+/Ba3   Tenet Healthcare Corp., 4.375%,
                                             10/1/21 (144A)                                   3,787,200
                                                                                       ----------------
                                                                                       $      4,915,950
                                                                                       ----------------
                                             Total Health Care Equipment &
                                             Services                                  $     30,918,938
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.7%
                                             Biotechnology -- 0.5%
     9,652,000                      B/Caa2   Lantheus Medical Imaging, Inc.,
                                             9.75%, 5/15/17                            $      8,686,800
-------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.2%
     3,120,000                        B/B1   Valeant Pharmaceuticals
                                             International, 6.375%,
                                             10/15/20 (144A)                           $      3,330,600
                                                                                       ----------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences             $     12,017,400
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 4.3%
                                             Diversified Banks -- 3.3%
TRY  4,500,000                     NR/Baa2   Akbank TAS, 7.5%, 2/5/18 (144A)           $      2,072,844
     6,875,000          9.75       BBB-/NR   Banco de Credito del Peru Panama,
                                             Floating Rate Note, 11/6/69 (144A)               7,975,000
     6,600,000                   CCC+/Caa1   Banco de Galicia y Buenos Aires,
                                             8.75%, 5/4/18 (144A)                             6,468,726
     2,900,000          6.25         BB/NR   Banco do Brasil SA, Floating Rate
                                             Note, 12/29/49 (Perpetual) (144A)                2,436,000
     5,000,000                       NR/B1   Banco GNB Sudameris SA, 7.5%,
                                             7/30/22 (144A)                                   5,217,500
     3,165,000          8.50         NR/B1   Banco Internacional del Peru SAA,
                                             Floating Rate Note, 4/23/70 (144A)               3,323,250
     2,870,000          9.75       NR/Caa3   Banco Macro SA, Floating Rate Note,
                                             12/18/36                                         2,336,180
     2,000,000                     NR/Baa3   Banco Nacional de Costa Rica,
                                             6.25%, 11/1/23 (144A)                            1,981,440
     3,880,000                       NR/B3   Bank CenterCredit, 8.625%,
                                             1/30/14 (144A)                                   3,894,356
     1,250,000                     NR/Baa2   BBVA Bancomer SA Texas, 6.75%,
                                             9/30/22 (144A)                                   1,356,250
EURO 2,600,000                       NR/NR   Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, 6.875%, 3/19/20                     3,930,474
     5,250,000                     BB-/Ba3   CorpGroup Banking SA, 6.75%,
                                             3/15/23 (144A)                                   4,672,500

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
     5,550,000                     NR/Baa3   Russian Agricultural Bank OJSC Via
                                             RSHB Capital SA, 8.5%, 10/16/23
                                             (144A)                                    $      5,589,460
     1,500,000                      NR/Ba1   Turkiye Is Bankasi, 6.0%, 10/24/22
                                             (144A)                                           1,440,000
     5,000,000                    BBB-/Ba1   VTB Bank OJSC Via VTB Capital SA,
                                             6.95%, 10/17/22 (144A)                           5,125,000
                                                                                       ----------------
                                                                                       $     57,818,980
-------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.8%
    13,430,000          6.75      BBB/Baa3   The PNC Financial Services Group,
                                             Inc., Floating Rate Note (Perpetual)      $     14,168,650
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
     4,000,000                     BB-/Ba3   Alfa Bank OJSC Via Alfa Bond
                                             Issuance Plc, 7.5%, 9/26/19 (144A)        $      4,260,000
                                                                                       ----------------
                                             Total Banks                               $     76,247,630
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 4.3%
                                             Diversified Banks -- 0.0%+
TRY    800,000                        A/A2   JPMorgan Chase & Co., 10/4/17
                                             (144A) (c)                                $        280,944
-------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- 0.4%
     2,245,000          5.35         BB/B1   Citigroup, Inc., Floating Rate Note
                                             (Perpetual)                               $      2,020,500
     5,525,000                     NR/Caa1   DTEK Finance Plc, 7.875%, 4/4/18
                                             (144A)                                           4,972,500
                                                                                       ----------------
                                                                                       $      6,993,000
-------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.3%
     7,675,000                     BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                             10/15/19 (144A)                           $      7,999,944
     1,500,000          7.40         NR/NR   Galileo Re, Ltd., Floating Rate
                                             Note, 1/9/17 (Cat Bond) (144A)                   1,500,000
     4,565,000                       B+/B2   National Money Mart Co., 10.375%,
                                             12/15/16                                         4,747,600
     8,395,000                       B+/B2   Nationstar Mortgage LLC, 6.5%,
                                             6/1/22                                           8,195,619
                                                                                       ----------------
                                                                                       $     22,443,163
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.6%
    10,395,000                       NR/NR   Tarjeta Naranja SA, 9.0%,
                                             1/28/17 (144A)                            $     10,343,025
-------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 2.0%
    20,515,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                             Rate Note, 12/1/49 (Perpetual)            $     15,129,812
     3,900,000                    BBB/Baa3   Jefferies Group LLC, 6.875%,
                                             4/15/21                                          4,407,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 37

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- (continued)
     4,000,000                   BBB-/Baa2   MMC Finance, Ltd., 5.55%,
                                             10/28/20 (144A)                           $      4,010,326
    10,650,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                         12,142,118
                                                                                       $     35,689,256
                                                                                       ----------------
                                             Total Diversified Financials              $     75,749,388
-------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 5.6%
                                             Insurance Brokers -- 0.8%
     4,900,000                   CCC+/Caa2   Onex USI Acquisition Corp.,
                                             7.75%, 1/15/21 (144A)                     $      4,998,000
GBP  4,840,000                     B-/Caa2   Towergate Finance Plc, 10.5%,
                                             2/15/19 (144A)                                   8,235,332
GBP  1,200,000          6.01         NR/B1   Towergate Finance Plc, Floating Rate
                                             Note, 2/15/18 (144A)                             1,916,251
                                                                                       ----------------
                                                                                       $     15,149,583
-------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.3%
     5,100,000          6.46     BBB-/Baa1   AXA SA, Floating Rate Note
                                             (Perpetual) (144A)                        $      5,182,875
-------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 4.5%
     1,900,000          6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                             Reinsurance Co., Ltd., Floating Rate
                                             Note, 9/1/24                              $      1,968,875
       450,000          8.12        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                             Rate Note, 1/7/16 (Cat Bond) (144A)                462,375
EURO   800,000         10.50         B-/NR   Atlas VI Capital, Ltd., Floating Rate
                                             Note, 4/7/14 (Cat Bond) (144A)                   1,074,144
       725,000          4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                             Note, 5/23/16 (Cat Bond) (144A)                    734,788
       250,000          6.05        BB+/NR   Blue Danube, Ltd., Floating Rate
                                             Note, 4/10/15 (Cat Bond) (144A)                    259,800
     1,925,000          0.00        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                         1,948,678
       500,000          0.00         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                             4/7/17 (Cat Bond) (144A)                           511,800
     1,250,000          0.00         NR/NR   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                         1,396,375
     1,500,000          0.00        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                         1,574,700
     1,000,000          0.00         B+/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                         1,056,000
       400,000          0.00         BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                             3/16/16 (Cat Bond) (144A)                          437,000
     1,500,000          0.00         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                             3/13/15 (Cat Bond) (144A)                        1,572,000

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
       500,000          0.00        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 2/13/15
                                             (Cat Bond) (144A)                         $        518,850
     1,950,000          0.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                             Note, 2/25/15 (Cat Bond)                         2,007,720
     1,250,000          0.00        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                         1,312,875
     1,925,000          0.00         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                         2,063,408
        500,000         0.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                             Note, 1/8/14 (Cat Bond) (144A)                     502,950
     4,250,000          0.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                             Note, 1/8/14 (Cat Bond) (144A)                   4,279,750
     1,450,000          0.00         BB/NR   Longpoint Re, Ltd., III, Floating Rate
                                             Note, 5/18/16 (Cat Bond) (144A)                  1,476,825
     2,500,000          0.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                        2,692,500
       800,000          8.61         B+/NR   Mythen Re, Ltd., Series 2012-2
                                             Class A, Floating Rate Note, 1/5/17
                                             (Cat Bond) (144A)                                  832,000
       650,000         11.84         B-/NR   Mythen Re, Ltd., Series 2012-2
                                             Class A, Floating Rate Note,
                                             11/10/16 (Cat Bond) (144A)                         665,015
     2,800,000         11.11         NR/B2   Mythen Re, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                         3,048,920
     2,500,000          0.00        BB-/NR   Queen Street II Capital, Ltd.,
                                             Floating Rate Note, 4/9/14
                                             (Cat Bond) (144A)                                2,531,500
     2,000,000          0.00        BB-/NR   Queen Street IV Capital, Ltd.,
                                             Floating Rate Note, 4/9/15
                                             (Cat Bond) (144A)                                2,061,400
       900,000          0.00        BB-/NR   Queen Street V Re, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond)
                                             (144A)                                             936,990
       300,000          0.00          B/NR   Queen Street VI Re, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond)
                                             (144A)                                             313,350
       750,000          0.00          B/NR   Queen Street VII Re, Ltd., Floating
                                             Rate Note, 4/8/16 (Cat Bond)
                                             (144A)                                             771,075
       750,000          0.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15 (Cat
                                             Bond) (144A)                                       799,875
     3,450,000          0.00         B-/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15
                                             (Cat Bond) (144A)                                3,736,005

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 39

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
     1,800,000          0.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16
                                             (Cat Bond) (144A)                         $      1,978,560
       450,000          0.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16
                                             (Cat Bond) (144A)                                  471,330
       950,000          0.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16
                                             (Cat Bond) (144A)                                1,049,940
    1,100,000           0.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16
                                             (Cat Bond) (144A)                                1,216,820
       550,000          0.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16
                                             (Cat Bond) (144A)                                  610,665
    1,850,000           0.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16
                                             (Cat Bond) (144A)                                2,112,145
       750,000          0.00         B-/NR   Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 6/6/17
                                             (Cat Bond) (144A)                                  777,600
     1,600,000          0.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                         1,605,120
     2,300,000                       NR/NR   Sector Re V, Ltd., 12/1/17
                                             (Cat Bond) (c)                                   2,900,760
     3,250,000                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                             (144A) (c)                                       3,688,425
     8,535,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                             Floating Rate Note (Perpetual)
                                             (144A)                                           8,784,196
     4,000,000          0.00         NR/NR   Successor X, Ltd., Class IV-AL3,
                                             Floating Rate Note, 2/25/14
                                             (Cat Bond) (144A)                                4,119,600
       875,000          0.00         NR/NR   Successor X, Ltd., Floating Rate Note,
                                             1/27/15 (Cat Bond) (144A)                          914,988
       375,000          0.00         B-/NR   Successor X, Ltd., Floating Rate Note,
                                             11/10/15 (Cat Bond) (144A)                         389,438
       900,000          0.00         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                             5/9/16 (Cat Bond) (144A)                           953,910
                                                                                       ----------------
                                                                                       $     75,121,040
                                                                                       ----------------
                                             Total Insurance                           $     95,453,498
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.3%
                                             Diversified Real Estate
                                             Activities -- 0.5%
     8,000,000                      NR/Ba1   BR Malls International Finance, Ltd.,
                                             8.5%, 1/29/49 (Perpetual) (144A)          $      8,088,874
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             Real Estate Operating
                                             Companies -- 0.8%
     6,750,000                     CCC+/NR   Alto Palermo SA, 7.875%,
                                             5/11/17 (144A)                            $      6,142,500
     8,405,000                     CCC+/NR   IRSA Inversiones y Representaciones
                                             SA, 8.5%, 2/2/17 (144A)                          8,236,900
                                                                                       ----------------
                                                                                       $     14,379,400
                                                                                       ----------------
                                             Total Real Estate                         $     22,468,274
-------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 1.1%
                                             Internet Software & Services -- 0.2%
     2,910,000                      BB/Ba3   Equinix, Inc., 5.375%, 4/1/23             $      2,888,175
-------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 0.2%
     3,597,000                     B-/Caa1   First Data Corp., 12.625%, 1/15/21        $      4,150,039
-------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.6%
    11,100,490                       NR/NR   Pegasus Solutions, Inc., 13.0%,
                                             4/15/14 (144A) (PIK)                      $     10,323,456
-------------------------------------------------------------------------------------------------------
                                             Home Entertainment Software -- 0.1%
     1,575,000                     BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                             9/15/23 (144A)                            $      1,645,875
                                                                                       ----------------
                                             Total Software & Services                 $     19,007,545
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 1.1%
                                             Computer Storage &
                                             Peripherals -- 0.6%
     9,925,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                             6/1/23 (144A)                             $      9,652,062
-------------------------------------------------------------------------------------------------------
                                             Electronic Equipment
                                             Manufacturers -- 0.4%
     6,150,000                      BB-/B1   Viasystems, Inc., 7.875%,
                                             5/1/19 (144A)                             $      6,549,750
-------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.1%
EURO 1,800,000                      B+/Ba2   Belden, Inc., 5.5%, 4/15/23 (144A)        $      2,427,586
                                                                                       ----------------
                                             Total Technology Hardware &
                                             Equipment                                 $     18,629,398
-------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR
                                             EQUIPMENT -- 0.0%+
                                             Semiconductors -- 0.0%+
CNY 14,000,000                      BB-/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14       $        592,140
                                                                                       ----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                   $        592,140
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 41

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 5.8%
                                             Integrated Telecommunication
                                             Services -- 3.5%
     4,790,000                        B/B3   Cincinnati Bell, Inc., 8.375%,
                                             10/15/20                                  $      5,101,350
     8,378,000                   CCC+/Caa1   Cincinnati Bell, Inc., 8.75%,
                                             3/15/18                                          8,880,680
     5,200,000                     BB-/Ba2   Frontier Communications Corp.,
                                             7.125%, 1/15/23                                  5,395,000
     2,940,000                     BB-/Ba2   Frontier Communications Corp.,
                                             8.5%, 4/15/20                                    3,358,950
    10,345,000                     BB-/Ba2   Frontier Communications Corp.,
                                             8.75%, 4/15/22                                  11,819,162
EURO 1,600,000                       B+/B1   Telenet Finance V Luxembourg SCA,
                                             6.25%, 8/15/22 (144A)                            2,267,649
     1,760,000                        B/B1   Windstream Corp., 6.375%, 8/1/23                 1,707,200
     6,285,000                        B/B1   Windstream Corp., 7.5%, 6/1/22                   6,583,538
     2,300,000                        B/B1   Windstream Corp., 7.75%, 10/1/21                 2,455,250
     6,765,000                        B/B1   Windstream Corp., 7.75%, 10/15/20                7,255,462
     5,700,000                        B/B1   Windstream Corp., 8.125%, 9/1/18                 6,170,250
                                                                                       ----------------
                                                                                       $     60,994,491
-------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 2.3%
     1,000,000                     NR/Caa1   Digicel Group, Ltd., 10.5%,
                                             4/15/18 (144A)                            $      1,080,000
     3,600,000                     NR/Caa1   Digicel Group, Ltd., 8.25%,
                                             9/30/20 (144A)                                   3,798,000
     6,300,000                   CCC+/Caa1   Intelsat Jackson Holdings SA,
                                             6.625%, 12/15/22 (144A)                          6,426,000
     2,300,000                       NR/NR   Richland Towers Funding LLC,
                                             7.87%, 3/15/16 (144A)                            2,451,271
     2,880,000                      BB/Ba3   T-Mobile USA, Inc., 6.542%,
                                             4/28/20                                          3,052,800
     1,940,000                      BB/Ba3   T-Mobile USA, Inc., 6.633%,
                                             4/28/21                                          2,051,550
     1,300,000                      BB/Ba3   T-Mobile USA, Inc., 6.731%,
                                             4/28/22                                          1,373,125
     2,750,000                       NR/NR   Unison Ground Lease Funding LLC,
                                             5.78%, 3/15/20 (144A)                            2,658,205
     7,800,000                      BB/Ba3   Vimpel Communications Via VIP
                                             Finance Ireland, Ltd., OJSC, 7.748%,
                                             2/2/21 (144A)                                    8,541,000
     5,375,000                      BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                             3/1/22 (144A)                                    5,764,688

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- (continued)
RUB 130,000,000                      BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                              2/13/18 (144A)                            $     4,091,235
                                                                                        ---------------
                                                                                        $    41,287,874
                                                                                        ---------------
                                              Total Telecommunication Services          $   102,282,365
-------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 2.3%
                                              Electric Utilities -- 1.2%
     12,081,000                      CCC/NR   Cia de Transporte de Energia
                                              Electrica en Alta Tension Transener
                                              SA, 9.75%, 8/15/21 (144A)                 $     7,248,600
      7,150,000          5.25       BBB+/A3   Electricite de France SA, Floating
                                              Rate Note (Perpetual) (144A)                    7,028,450
      5,256,000                     B-/Caa3   Empresa Distribuidora Y
                                              Comercializadora Norte, 9.75%,
                                              10/25/22 (144A)                                 3,363,840
      2,995,000          8.75        NR/Ba1   Enel S.p.A., Floating Rate Note,
                                              9/24/73 (144A)                                  3,244,484
        537,568                       B-/B1   FPL Energy National Wind Portfolio
                                              LLC, 6.125%, 3/25/19 (144A)                       451,981
        311,438                      B-/Ba2   FPL Energy Wind Funding LLC,
                                              6.876%, 6/27/17 (144A)                            270,951
                                                                                        ---------------
                                                                                        $    21,608,306
-------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.6%
      2,437,000                       B-/B2   Star Gas Partners LP, 8.875%,
                                              12/1/17                                   $     2,558,850
      7,966,000                     CCC+/B3   Transportadora de Gas del Sur SA,
                                              7.875%, 5/14/17 (144A)                          7,547,785
                                                                                        ---------------
                                                                                        $    10,106,635
-------------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.3%
      6,146,458                       NR/NR   Ormat Funding Corp., 8.25%,
                                              12/30/20                                  $     5,777,671
-------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 0.2%
        940,000                     NR/Baa3   Instituto Costarricense de Electricidad,
                                              6.95%, 11/10/21 (144A)                    $       992,640
      1,500,000                       B+/B1   InterGen NV, 7.0%, 6/30/23 (144A)               1,548,750
        189,050                       NR/NR   Juniper Generation LLC, 6.79%,
                                              12/31/14 (144A)                                   181,802
        357,000                     BB+/Ba1   NSG Holdings LLC, 7.75%,
                                              12/15/25 (144A)                                   379,312
                                                                                        ---------------
                                                                                        $     3,102,504
                                                                                        ---------------
                                              Total Utilities                           $    40,595,116
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 43

-------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                          Value
-------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 1.0%
         5,250,000                      BBB/NR   Brazil Minas SPE via State of Minas
                                                 Gerais, 5.333%, 2/15/28 (144A)         $     5,145,000
TRY      4,200,000                      AAA/NR   European Bank for Reconstruction &
                                                 Development, 0.5%, 2/26/15                   1,921,034
TRY     12,410,000                     AAA/Aaa   European Investment Bank,
                                                 3/2/15 (c)                                   5,670,387
IDR 11,650,000,000                      NR/Aaa   Inter-American Development Bank,
                                                 4.5%, 2/4/16                                   961,764
BRL     11,200,000                     AAA/Aaa   International Finance Corp., 5.0%,
                                                 12/21/15                                     4,599,369
                                                                                        ---------------
                                                                                        $    18,297,554
                                                                                        ---------------
                                                 Total Government                       $    18,297,554
-------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $1,305,754,039)                  $ 1,252,633,484
-------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT
                                                 BONDS -- 7.0%
BRL      2,950,000                    BBB/Baa2   Brazilian Government International
                                                 Bond, 10.25%, 1/10/28                  $     1,323,240
        12,300,000                   CCC+/Caa1   City of Buenos Aires Argentina,
                                                 12.5%, 4/6/15 (144A)                        12,976,500
COP  6,986,000,000                    BBB/Baa3   Colombia Government International
                                                 Bond, 12.0%, 10/22/15                        4,196,731
COP  1,626,000,000                      NR/Ba1   Empresa de Telecomunicaciones de
                                                 Bogota, 7.0%, 1/17/23 (144A)                   741,102
GHS      5,400,000                       NR/NR   Ghana Government Bond, 19.24%,
                                                 5/30/16                                      2,435,480
GHS      3,660,000                       NR/NR   Ghana Government Bond, 21.0%,
                                                 10/26/15                                     1,697,135
GHS      2,000,000                       NR/NR   Ghana Government Bond, 26.0%,
                                                 6/5/17                                       1,053,118
IDR 53,000,000,000                     NR/Baa3   Indonesia Treasury Bond, 7.0%,
                                                 5/15/22                                      4,548,902
IDR 81,459,000,000                     NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                                 6/15/32                                      7,298,611
MXN      4,800,000                     A-/Baa1   Mexican Bonos, 7.5%, 6/3/27                    402,731
MXN    219,524,360                     A-/Baa1   Mexican Udibonos, 2.0%, 6/9/22              16,551,653
MXN     10,227,840                     A-/Baa1   Mexican Udibonos, 3.5%, 12/14/17               859,894
NGN    760,000,000                       NR/NR   Nigeria Government Bond, 16.0%,
                                                 6/29/19                                      5,481,763
NGN    634,000,000                       NR/NR   Nigeria Treasury Bill, 2/6/14 (c)            3,865,420
NGN    585,000,000                       NR/NR   Nigeria Treasury Bill, 3/6/14 (c)            3,537,666
NGN    595,000,000                       NR/NR   Nigeria Treasury Bill, 4/10/14 (c)           3,553,851
NGN    520,000,000                       NR/NR   Nigeria Treasury Bill, 4/24/14 (c)           3,093,902

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT
                                              BONDS -- (continued)
PHP 261,965,000                     NR/Baa3   Philippine Government Bond,
                                              5.875%, 3/1/32                            $     7,182,448
      4,600,000                     CCC+/NR   Province of Salta Argentina, 9.5%,
                                              3/16/22 (144A)                                  4,427,500
      7,425,000                   CCC+/Caa1   Provincia de Buenos Aires Argentina,
                                              10.875%, 1/26/21 (144A)                         6,849,562
      2,125,000                   CCC+/Caa1   Provincia de Buenos Aires Argentina,
                                              11.75%, 10/5/15 (144A)                          2,093,125
      2,366,000                     CCC+/NR   Provincia de Neuquen Argentina,
                                              7.875%, 4/26/21 (144A)                          2,318,680
RON  24,770,000                       NR/NR   Romania Government Bond, 5.85%,
                                              4/26/23                                         8,087,883
RUB 143,000,000                   BBB+/Baa1   Russian Federal Bond -- OFZ, 7.5%,
                                              3/15/18                                         4,611,753
      2,000,000                        B/NR   Rwanda International Government
                                              Bond, 6.625%, 5/2/23 (144A)                     1,835,000
TRY   2,500,000                       NR/NR   Turkey Government Bond, 10.5%,
                                              1/15/20                                         1,377,257
        575,000                      B/Caa1   Ukraine Government International
                                              Bond, 6.75%, 11/14/17 (144A)                      514,625
      3,500,000                      B/Caa1   Ukraine Government International
                                              Bond, 7.8%, 11/28/22 (144A)                     3,045,000
      9,000,000                      B/Caa1   Ukraine Government International
                                              Bond, 9.25%, 7/24/17 (144A)                     8,606,250
                                                                                        ---------------
                                                                                        $   124,566,782
-------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN
                                              GOVERNMENT BONDS
                                              (Cost $132,257,039)                       $   124,566,782
-------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 0.2%
                                              Municipal Development -- 0.0%+
         15,000          7.00          B/B2   New Jersey Economic Development
                                              Authority, Floating Rate Note, 11/15/30   $        14,999
-------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.2%
      8,875,000          0.00         NR/NR   Non-Profit Preferred Funding Trust I,
                                              Floating Rate Note, 9/15/37
                                              (144A) (e)                                $     2,662,500
-------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $8,873,776)                         $     2,677,499
-------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE
                                              LOAN INTERESTS -- 5.8%**
                                              ENERGY -- 1.0%
                                              Oil & Gas Equipment &
                                              Services -- 0.6%
      5,445,033          8.50       CCC+/B3   FTS International Services LLC,
                                              Term Loan, 5/6/16                         $     5,409,302
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 45

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment &
                                              Services -- (continued)
      7,825,825         11.75      CCC/Caa1   Preferred Sands Holding Co.
                                              LLC, Term B Loan, 12/15/16                $     5,321,561
                                                                                        ---------------
                                                                                        $    10,730,863
-------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.4%
      5,600,000         18.17         NR/NR   Bumi Resources Tbk PT, Term Loan,
                                              8/15/13                                   $     5,600,000
        993,485          0.00         NR/NR   Long Haul Holdings, Ltd., Facility A
                                              Loan, 11/17/13                                    407,329
        792,928          0.00         NR/NR   Long Haul Holdings, Ltd., Facility B
                                              Loan, 11/17/13                                    325,101
                                                                                        ---------------
                                                                                        $     6,332,430
                                                                                        ---------------
                                              Total Energy                              $    17,063,293
-------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.6%
                                              Aerospace & Defense -- 0.5%
      3,817,963          6.25         B-/B2   DAE Aviation Holdings, Inc.,
                                              Tranche B-1 Loan, 10/18/18                $     3,848,984
      1,730,814          6.25          B/B2   DAE Aviation Holdings, Inc.,
                                              Tranche B-2 Loan, 10/18/18                      1,744,877
      3,049,604          6.52         BB/B1   Hunter Defense Technologies, Inc.,
                                              Series 1 New Term Loan, 8/22/14                 2,912,371
      1,585,318          3.52          B/B3   Hunter Defense Technologies, Inc.,
                                              Term Loan, 8/22/14                              1,525,869
                                                                                        ---------------
                                                                                        $    10,032,101
-------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.1%
      1,462,909          5.00         B+/B2   Pro Mach, Inc., Term Loan, 7/16/17        $     1,472,966
                                                                                        ---------------
                                              Total Capital Goods                       $    11,505,067
-------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES &
                                              SUPPLIES -- 0.2%
                                              Diversified Support Services -- 0.1%
      3,213,462          0.00         NR/NR   IAP Worldwide Services, Inc., Term
                                              Loan (First Lien), 12/31/15               $     1,526,395
-------------------------------------------------------------------------------------------------------
                                              Security & Alarm Services -- 0.1%
      2,280,349          4.25         B/Ba3   Monitronics International, Inc., Term B
                                              Loan, 3/23/18                             $     2,302,202
                                                                                        ---------------
                                              Total Commercial Services &
                                              Supplies                                  $     3,828,597
-------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.2%
                                              Air Freight & Logistics -- 0.2%
        508,620          5.25       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                              Pre-Funded Term Loan, 8/31/16             $       490,501
        794,899          5.24       CCC+/NR   CEVA Group Plc, EGL Tranche B Term
                                              Loan, 8/31/16                                     772,840

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                              Air Freight & Logistics -- (continued)
        779,050          5.21       CCC+/B2   CEVA Group Plc, US Tranche B Term
                                              Loan, 8/31/16                             $       759,087
      1,007,475          6.75         B-/B2   Ozburn-Hessey Holding Co., LLC,
                                              Term Loan, 5/7/19                               1,011,253
                                                                                        ---------------
                                                                                        $     3,033,681
                                                                                        ---------------
                                              Total Transportation                      $     3,033,681
-------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES &
                                              COMPONENTS -- 0.2%
                                              Auto Parts & Equipment -- 0.2%
          4,807          3.18       BB-/Ba3   Allison Transmission, Inc., New Term
                                              B-2 Loan, 8/7/17                          $         4,831
      3,135,432          5.50         NR/NR   TI Group Automotive Systems LLC,
                                              Additional Term Loan, 3/27/19                   3,173,646
                                                                                        ---------------
                                                                                        $     3,178,477
                                                                                        ---------------
                                              Total Automobiles & Components            $     3,178,477
-------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.8%
                                              Advertising -- 0.1%
      2,204,392          6.50         B-/B2   Affinion Group, Inc., Tranche B Term
                                              Loan, 10/9/16                             $     2,183,726
-------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.6%
GBP   5,600,000          4.50        NR/Ba3   Virgin Media Finance Plc, C
                                              Facility, 2/6/20                          $     9,076,514
      1,681,776          4.75          B/B1   WideOpenWest Finance LLC,
                                              Term B Loan, 3/27/19                            1,696,808
                                                                                        ---------------
                                                                                        $    10,773,322
-------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.1%
         763,667         4.75          D/WR   Cengage Learning Acquisitions, Inc.,
                                              Original Term Loan, 7/4/14                $       558,750
                                                                                        ---------------
                                              Total Media                               $    13,515,798
-------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.5%
                                              Automotive Retail -- 0.5%
      7,967,191          4.25        BB/Ba1   Chrysler Group LLC, Term Loan B,
                                              5/24/17                                   $     8,049,603
                                                                                        ---------------
                                              Total Retailing                           $     8,049,603
-------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.1%
                                              Food Distributors -- 0.1%
      1,379,575          5.75          B/B1   AdvancePierre Foods, Term Loan
                                              (First Lien), 6/17/17                     $     1,390,497
                                                                                        ---------------
                                              Total Food & Staples Retailing            $     1,390,497
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 47

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 0.9%
                                              Health Care Services -- 0.8%
      1,047,375          4.25         B+/B1   Alliance HealthCare Services, Inc.,
                                              Initial Term Loan, 5/31/19                $     1,039,520
      1,399,425          6.75         B+/B1   Ardent Medical Services, Inc., 1st
                                              Lien Term Loan, 5/2/18                          1,409,046
      1,150,000          6.50          B/B2   Gentiva Health Services, Inc.,
                                              Initial Term B Loan, 10/10/19                   1,145,866
      1,115,878          7.50          B/B2   inVentiv Health, Inc., Consolidated
                                              Term Loan, 8/4/16                               1,101,233
      4,972,536          6.50         B+/B1   National Mentor Holdings, Inc.,
                                              Tranche B-1 Term Loan, 2/9/17                   5,019,154
      1,500,000          5.75          B/B2   National Surgical Hospitals, Inc.,
                                              Term Loan, 7/11/19                              1,503,750
      1,900,800          6.00          B/B2   Surgery Center Holdings, Inc.,
                                              Term Loan (First Lien), 4/11/19                 1,901,940
      1,434,438          7.25         B+/B1   Virtual Radiologic Corp., Term
                                              Loan A, 11/3/16                                   953,901
                                                                                        ---------------
                                                                                        $    14,074,410
-------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.1%
        852,372          9.75         B+/B2   AVETA, MSO Term Loan, 12/12/17            $       859,830
      1,172,014          9.75         B+/B2   MMM Holdings, Inc., Term Loan,
                                              10/9/17                                         1,178,606
                                                                                        ---------------
                                                                                        $     2,038,436
                                                                                        ---------------
                                              Total Health Care Equipment &
                                              Services                                  $    16,112,846
-------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS,
                                              BIOTECHNOLOGY & LIFE
                                              SCIENCES -- 0.2%
                                              Biotechnology -- 0.2%
      3,057,846          6.00         B+/B2   Aptalis Pharma, Inc., Term B Loan,
                                              10/20/20                                  $     3,083,327
-------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.0%+
         985,031         5.00          B/B1   Generic Drug Holdings, Inc.,
                                              Closing Date Term Loan, 10/4/19           $       992,419
                                                                                        ---------------
                                              Total Pharmaceuticals,
                                              Biotechnology & Life Sciences             $     4,075,746
-------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.1%
                                              Multi-line Insurance -- 0.1%
      1,890,713          5.00         B-/B1   Alliant Insurance Services, Inc.,
                                              Initial Term Loan, 12/7/19                $     1,903,405
                                                                                        ---------------
                                              Total Insurance                           $     1,903,405
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                             Value
-------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.9%
                                              Application Software -- 0.9%
     12,909,117          8.50        B-/Ba3   Expert Global Solutions, Inc.,
                                              Term B Advance (First Lien),
                                              3/13/18                                   $    13,102,754
      3,500,000          9.75     CCC+/Caa1   Vertafore, Inc., Term Loan
                                              (Second Lien), 10/18/17                         3,573,500
                                                                                        ---------------
                                                                                        $    16,676,254
                                                                                        ---------------
                                              Total Software & Services                 $    16,676,254
-------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE &
                                              EQUIPMENT -- 0.1%
                                              Electronic Components -- 0.1%
      2,177,194          5.00          B/B2   Scitor Corp., Term Loan, 1/21/17          $     2,183,998
                                                                                        ---------------
                                              Total Technology Hardware &
                                              Equipment                                 $     2,183,998
-------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $106,502,748)                       $   102,517,262
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                              RIGHTS / WARRANTS -- 0.0%+
                                              ENERGY -- 0.0%+
                                              Oil & Gas Equipment &
                                              Services -- 0.0%+
                        2,275                 Green Field Energy Services,
                                              Inc. (144A)                               $         2,298
                                                                                        ---------------
                                              Total Energy                              $         2,298
-------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES &
                                              COMPONENTS -- 0.0%+
                                              Auto Parts & Equipment -- 0.0%+
                          990                 Lear Corp., 11/9/14                       $       153,495
                                                                                        ---------------
                                              Total Automobiles &
                                              Components                                $       153,495
-------------------------------------------------------------------------------------------------------
                                              TOTAL RIGHTS / WARRANTS
                                              (Cost $144,461)                           $       155,793
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 49

-------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                              Value
-------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH
                                              INVESTMENT -- 0.6%
                                              Repurchase Agreement -- 0.6%
     10,400,000                               Bank of Nova Scotia, 0.10%,
                                              dated 10/31/13, repurchase
                                              price of $10,400,000 plus
                                              accrued interest on 11/1/13
                                              collateralized by the following:
                                              $9,274,090 Federal National
                                              Mortgage Association, 3.5%,
                                              5/1/27
                                              $1,333,939 Government
                                              National Mortgage Association,
                                              2.5%, 2/20/43                             $    10,400,000
                                                                                        ---------------
                                              TOTAL TEMPORARY
                                              CASH INVESTMENT
                                              (Cost $10,400,000)                        $    10,400,000
-------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 95.6%
                                              (Cost $1,751,923,639) (a)                 $ 1,689,250,807
-------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS &
                                              LIABILITIES -- 4.4%                       $    78,584,724
-------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                $ 1,767,835,531
=======================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

NR           Not rated by either S&P or Moody's.

WR           Rating withdrawn by either S&P or Moody's.

REIT         Real Estate Investment Trust.

(A.D.R.)     American Depositary Receipts.

(G.D.R.)     Global Depositary Receipts.

(Perpetual)  Security with no stated maturity date.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2013, the value of these securities amounted to $949,171,747 or 53.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Annual Report | 10/31/13

PIK          Represents pay in kind security.

(a) At October 31, 2013, the net unrealized depreciation on investments based on cost for federal income tax purposes of $1,761,948,071 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                             $   82,821,518

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                               (155,518,782)
                                                                                       --------------
               Net unrealized depreciation                                             $  (72,697,264)
                                                                                       ==============


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)          Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

             United States                                                 46.5%
             Luxembourg                                                     6.5
             Cayman Islands                                                 5.5
             Argentina                                                      5.1
             Mexico                                                         3.7
             Netherlands                                                    3.6
             United Kingdom                                                 3.1
             Ireland                                                        2.7
             Bermuda                                                        1.6
             Brazil                                                         1.6
             Canada                                                         1.3
             Peru                                                           1.3
             Nigeria                                                        1.1
             Singapore                                                      1.1
             Other (individually less than 1%)                             15.3%
                                                                          -----
                                                                          100.0%
                                                                          =====

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 51

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       BRL          Brazilian Real

       CAD          Canadian Dollar

       CNY          New Chinese Yuan

       COP          Columbian Peso

       EURO         Euro

       GBP          British Pound Sterling

       GHS          Ghanaian Cedi

       IDR          Indonesian Rupiah

       MXN          Mexican Peso

       NGN          Nigerian Naira

       NOK          Norwegian Krone

       PHP          Philippine Peso

       RON          Romanian Leu

       RUB          Russian Ruble

       TRY          Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2013 aggregated $633,445,048 and $687,030,313, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Annual Report | 10/31/13

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------------
                                 Level 1           Level 2           Level 3              Total
---------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds      $           --    $   83,940,890    $              --    $   83,940,890
Preferred Stocks                     21,610,172         7,570,435            8,455,090        37,635,697
Convertible Preferred Stocks            506,855                --                   --           506,855
Common Stocks                         9,128,130         2,063,379            5,156,767        16,348,276
Asset Backed Securities                      --        31,460,359                   --        31,460,359
Collateralized Mortgage
  Obligations                                --        26,407,910                   --        26,407,910
Corporate Bonds                              --     1,246,044,299            6,589,185     1,252,633,484
Foreign Government Bonds                     --       124,566,782                   --       124,566,782
Municipal Bonds                              --            14,999            2,662,500         2,677,499
Senior Floating Rate
  Loan Interests                             --       102,517,262                   --       102,517,262
Rights/Warrants                         153,495             2,298                   --           155,793
Repurchase Agreement                         --        10,400,000                   --        10,400,000
---------------------------------------------------------------------------------------------------------
Total                            $   31,398,652    $1,634,988,613    $      22,863,542    $1,689,250,807
=========================================================================================================
Other Financial Instruments
Unrealized Depreciation
  on forward foreign
  currency contracts             $           --    $     (682,717)   $              --    $     (682,717)
---------------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                    $           --    $     (682,717)   $              --    $     (682,717)
=========================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------------------------------
                              Common         Preferred         Corporate         Municipal
                              Stocks         Stocks            Bonds             Bonds             Total
---------------------------------------------------------------------------------------------------------------
Balance as of 10/31/12        $ 3,499,284    $           --    $           --    $           --    $ 3,499,284
Realized gain (loss)                   --                --                --                --             --
Change in unrealized
  appreciation
  (depreciation)(1)            (1,692,517)          405,090         1,039,185        (2,125,030)    (2,373,272)
Purchases                       3,350,000         8,050,000         5,550,000                --     16,950,000
Sales                                  --                --                --                --             --
Transfers in to Level 3*               --                --                --         4,787,530      4,787,530
Transfers out of Level 3*              --                --                --                --             --
---------------------------------------------------------------------------------------------------------------
Balance as of 10/31/13        $ 5,156,767    $    8,455,090    $    6,589,185    $    2,662,500    $22,863,542
---------------------------------------------------------------------------------------------------------------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2013, one security valued at $2,662,500 transferred from Level 2 to Level 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 10/31/13                                                 $ (805,156)
                                                                              ----------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 53

Statement of Assets and Liabilities | 10/31/13 (Consolidated)

ASSETS:
  Investment in securities (cost $1,751,923,639)                             $1,689,250,807
  Cash                                                                            7,324,691
  Foreign currencies, at value (cost $34,415,284)                                34,489,632
  Receivables --
     Investment securities sold                                                  14,635,718
     Fund shares sold                                                             4,251,615
     Dividends                                                                      132,261
     Interest                                                                    32,469,936
  Other assets                                                                       73,391
--------------------------------------------------------------------------------------------
         Total assets                                                        $1,782,628,051
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                         $    1,981,440
     Fund shares repurchased                                                     10,193,054
     Dividends                                                                    1,370,221
  Net unrealized depreciation on forward foreign currency contracts                 682,717
  Due to affiliates                                                                 453,080
  Accrued expenses                                                                  112,008
--------------------------------------------------------------------------------------------
         Total liabilities                                                   $   14,792,520
--------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $2,108,080,906
  Distributions in excess of net investment income                               (6,409,063)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                              (270,557,706)
  Net unrealized depreciation on investments                                    (62,672,832)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                (605,774)
--------------------------------------------------------------------------------------------
         Total net assets                                                    $1,767,835,531
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $531,829,374/52,494,534 shares)                          $        10.13
  Class B (based on $25,847,352/2,549,229 shares)                            $        10.14
  Class C (based on $420,932,095/41,665,611 shares)                          $        10.10
  Class Y (based on $780,656,310/78,384,823 shares)                          $         9.96
  Class Z (based on $8,570,400/822,340 shares)                               $        10.42
MAXIMUM OFFERING PRICE:
  Class A ($10.13 (divided by) 95.5%)                                        $        10.61
============================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Statement of Operations (Consolidated)

For the Six Months Ended 10/31/13

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $371,433)              $159,016,468
  Dividends (net of foreign taxes withheld of $15,605)                 1,713,064
-------------------------------------------------------------------------------------------------
         Total investment income                                                    $160,729,532
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 12,391,498
  Transfer agent fees
     Class A                                                             379,228
     Class B                                                              32,860
     Class C                                                             146,954
     Class Y                                                              49,728
     Class Z                                                               4,101
  Distribution fees
     Class A                                                           1,447,565
     Class B                                                             318,621
     Class C                                                           4,590,803
  Shareholder communication expense                                    2,202,645
  Administrative reimbursements                                          571,844
  Custodian fees                                                         183,974
  Registration fees                                                      181,653
  Professional fees                                                      114,203
  Printing expense                                                        61,392
  Fees and expenses of nonaffiliated Trustees                             75,600
  Interest expense                                                        32,483
  Miscellaneous                                                          114,634
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 22,899,786
-------------------------------------------------------------------------------------------------
         Net investment income                                                      $137,829,746
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTION, CREDIT DEFAULT SWAPS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $(28,143,106)
     Class action                                                        531,927
     Credit default swaps                                                330,124
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             (2,123,058)   $(29,404,113)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $ 24,416,504
     Credit default swaps                                                (25,202)
     Unfunded corporate loans                                            (68,403)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (745,039)   $ 23,577,860
-------------------------------------------------------------------------------------------------
  Net loss on investments                                                           $ (5,826,253)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $132,003,493
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 55

Statements of Changes in Net Assets (Consolidated)

---------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            10/31/13         10/31/12
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  137,829,746   $   183,739,611
Net realized gain (loss) on investments, class action
  and foreign currency transactions                            (29,404,113)       (9,094,478)
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions              23,577,860        76,792,978
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  132,003,493   $   251,438,111
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.69 and $0.81 per share, respectively)     $  (39,075,003)  $   (52,710,619)
      Class B ($0.60 and $0.73 per share, respectively)         (1,895,090)       (3,259,655)
      Class C ($0.62 and $0.74 per share, respectively)        (27,819,963)      (34,509,782)
      Class Y ($0.71 and $0.83 per share, respectively)        (64,287,065)     (106,055,951)
      Class Z ($0.73 and $0.86 per share, respectively)           (668,755)         (742,618)
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (133,745,876)  $  (197,278,625)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  569,358,307   $   943,301,630
Reinvestment of distributions                                  114,528,755       170,311,348
Cost of shares repurchased                                    (980,777,449)   (1,633,158,248)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $ (296,890,387)  $  (519,545,270)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $ (298,632,770)  $  (465,385,784)
NET ASSETS:
Beginning of year                                            2,066,468,301     2,531,854,085
---------------------------------------------------------------------------------------------
End of year                                                 $1,767,835,531   $ 2,066,468,301
---------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                         $   (6,409,063)  $    (9,186,541)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Global High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------
                              '13 Shares     '13 Amount         '12 Shares      '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                    14,731,425    $  150,646,557       23,366,717    $   250,593,230
Reinvestment of
   distributions                3,367,873        34,353,691        4,597,616         45,052,236
Less shares repurchased       (25,080,406)     (255,425,099)     (34,506,225)      (336,282,546)
------------------------------------------------------------------------------------------------
      Net decrease             (6,981,108)   $  (70,424,851)      (6,541,892)   $   (40,637,080)
================================================================================================
Class B
Shares sold or exchanged           43,774    $      446,051          143,609    $     2,916,301
Reinvestment of
   distributions                  153,039         1,563,046          269,832          2,642,789
Less shares repurchased        (1,491,388)      (15,249,577)      (1,706,616)       (16,757,590)
------------------------------------------------------------------------------------------------
      Net decrease             (1,294,575)   $  (13,240,480)      (1,293,175)   $   (11,198,500)
================================================================================================
Class C
Shares sold                     5,699,265    $   58,272,555        7,882,302    $    91,982,625
Reinvestment of
   distributions                2,061,215        20,951,660        2,402,034         23,480,616
Less shares repurchased       (12,516,330)     (127,057,433)     (10,848,907)      (105,965,981)
------------------------------------------------------------------------------------------------
      Net decrease             (4,755,850)   $  (47,833,218)        (564,571)   $     9,497,260
================================================================================================
Class Y
Shares sold                    35,418,684    $  356,406,434       53,936,699    $   590,959,930
Reinvestment of
   distributions                5,684,565        57,034,416       10,250,504         98,636,819
Less shares repurchased       (57,693,557)     (577,335,870)    (113,454,287)    (1,089,953,263)
------------------------------------------------------------------------------------------------
      Net decrease            (16,590,308)   $ (163,895,020)     (49,267,084)   $  (400,356,514)
================================================================================================
Class Z
Shares sold                       341,466    $    3,586,710          677,620    $     6,849,544
Reinvestment of
   distributions                   59,605           625,942           49,395            498,888
Less shares repurchased          (544,482)       (5,709,470)        (510,913)       (84,198,868)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)            (143,411)   $   (1,496,818)         216,102    $   (76,850,436)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 57

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended
                                                             10/31/13       10/31/12       10/31/11       Year Ended    Year Ended
                                                             (Consolidated) (Consolidated) (Consolidated) 10/31/10      10/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.13       $   9.83       $  10.53       $     9.39    $     7.56
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.71       $   0.76       $   0.77       $     0.80    $     0.90
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (0.02)          0.35          (0.70)            1.11          1.98
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.69       $   1.11       $   0.07       $     1.91    $     2.88
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.69)      $  (0.81)      $  (0.77)      $    (0.77)   $    (1.05)
   Net realized gain                                               --             --             --               --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.69)      $  (0.81)      $  (0.77)      $    (0.77)   $    (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.00       $   0.30       $  (0.70)      $     1.14    $     1.83
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.13       $  10.13       $   9.83       $    10.53    $     9.39
===================================================================================================================================
Total return*                                                    6.96%         11.89%          0.49%           21.16%        43.56%
Ratio of net expenses to average net assets+                     1.10%          1.10%          1.09%            1.10%         1.10%
Ratio of net investment income to average net assets+            6.97%          7.74%          7.37%            8.08%        11.68%
Portfolio turnover rate                                            33%            33%            52%              49%           33%
Net assets, end of period (in thousands)                     $531,829       $602,568       $648,746       $1,117,231    $1,018,040
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.10%          1.10%          1.09%            1.15%         1.32%
   Net investment income                                         6.97%          7.74%          7.37%            8.02%        11.46%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended
                                                              10/31/13       10/31/12       10/31/11       Year Ended   Year Ended
                                                              (Consolidated) (Consolidated) (Consolidated) 10/31/10     10/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $ 10.14        $  9.83        $ 10.53        $  9.37      $  7.54
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.60        $  0.68        $  0.68        $  0.70      $  0.81
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.00(a)        0.36          (0.69)          1.15         2.01
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.60        $  1.04        $ (0.01)       $  1.85      $  2.82
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.60)       $ (0.73)       $ (0.69)       $ (0.69)     $ (0.99)
   Net realized gain                                               --             --             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.60)       $ (0.73)       $ (0.69)       $ (0.69)     $ (0.99)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.00        $  0.31        $ (0.70)       $  1.16      $  1.83
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.14        $ 10.14        $  9.83        $ 10.53      $  9.37
===================================================================================================================================
Total return*                                                    6.08%         11.10%         (0.32)%        20.40%       42.42%
Ratio of net expenses to average net asset+                      1.94%          1.91%          1.90%          1.92%        2.00%
Ratio of net investment income to average net assets+            6.13%          6.94%          6.59%          7.27%       10.88%
Portfolio turnover rate                                            33%            33%            52%            49%          33%
Net assets, end of period (in thousands)                      $25,847        $38,965        $50,509        $80,100      $96,411
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.94%          1.91%          1.90%          1.92%        2.08%
   Net investment income                                         6.13%          6.94%          6.56%          7.27%       10.80%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 59

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended
                                                              10/31/13       10/31/12       10/31/11       Year Ended   Year Ended
                                                              (Consolidated) (Consolidated) (Consolidated) 10/31/10     10/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  10.10       $   9.80       $  10.49       $   9.34     $   7.51
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.63       $   0.69       $   0.70       $   0.73     $   0.82
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          (0.01)          0.35          (0.69)          1.11         1.99
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.62       $   1.04       $   0.01       $   1.84     $   2.81
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (0.62)      $  (0.74)      $  (0.70)      $  (0.69)    $  (0.98)
   Net realized gain                                                --             --             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.62)      $  (0.74)      $  (0.70)      $  (0.69)    $  (0.98)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.00       $   0.30       $  (0.69)      $   1.15     $   1.83
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.10       $  10.10       $   9.80       $  10.49     $   9.34
===================================================================================================================================
Total return*                                                     6.23%         11.17%         (0.13)%        20.43%       42.56%
Ratio of net expenses to average net assets+                      1.81%          1.78%          1.78%          1.82%        1.98%
Ratio of net investment income to average net assets+             6.26%          7.08%          6.72%          7.37%       10.78%
Portfolio turnover rate                                             33%            33%            52%            49%          33%
Net assets, end of period (in thousands)                      $420,932       $468,920       $460,476       $524,448     $461,644
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 1.81%          1.78%          1.78%          1.82%        1.98%
   Net investment income                                          6.26%          7.08%          6.72%          7.37%       10.78%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Global High Yield Fund | Annual Report | 10/31/13

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended
                                                              10/31/13       10/31/12       10/31/11       Year Ended   Year Ended
                                                              (Consolidated) (Consolidated) (Consolidated) 10/31/10     10/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.96       $   9.66       $    10.35     $   9.25     $   7.46
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.72       $   0.76       $     0.81     $   0.86     $   0.94
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          (0.01)          0.37            (0.70)        1.03         1.91
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.71       $   1.13       $     0.11     $   1.89     $   2.85
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (0.71)      $  (0.83)      $    (0.80)    $  (0.79)    $  (1.06)
   Net realized gain                                                --             --               --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.71)      $  (0.83)      $    (0.80)    $  (0.79)    $  (1.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.00       $   0.30       $    (0.69)    $   1.10     $   1.79
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.96       $   9.96       $     9.66     $  10.35     $   9.25
===================================================================================================================================
Total return*                                                     7.27%         12.35%            0.85%       21.35%       43.78%
Ratio of net expenses to average net assets+                      0.82%          0.80%            0.74%        0.73%        0.78%
Ratio of net investment income to average net assets+             7.24%          8.03%            7.72%        8.42%       11.43%
Portfolio turnover rate                                             33%            33%              52%          49%          33%
Net assets, end of period (in thousands)                      $780,656       $945,946       $1,364,543     $958,596     $215,614
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.82%          0.80%            0.74%        0.73%        0.79%
   Net investment income                                          7.24%          8.03%            7.72%        8.42%       11.43%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 61

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended
                                                              10/31/13       10/31/12       10/31/11       Year Ended   Year Ended
                                                              (Consolidated) (Consolidated) (Consolidated) 10/31/10     10/31/09
-----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                          $ 10.43        $ 10.11        $ 10.86        $ 9.67       $ 7.79
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.75        $  0.82        $  0.85        $ 0.87       $ 1.00
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (0.03)          0.36          (0.77)         1.13         1.98
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.72        $  1.18        $  0.08        $ 2.00       $ 2.98
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.73)       $ (0.86)       $ (0.83)       $(0.81)      $(1.10)
   Net realized gain                                               --             --             --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.73)       $ (0.86)       $ (0.83)       $(0.81)      $(1.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.01)       $ (0.86)       $ (0.75)       $ 1.19       $ 1.88
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.42        $ 10.43        $ 10.11        $10.86       $ 9.67
===================================================================================================================================
Total return*                                                    7.11%         12.30%          0.53%        21.58%       43.69%
Ratio of net expenses to average net assets+                     0.89%          0.88%          0.76%         0.90%        0.90%
Ratio of net investment income to average net assets+            7.17%          7.99%          7.67%         8.26%       11.46%
Portfolio turnover rate                                            33%            33%            52%           49%          33%
Net assets, end of period (in thousands)                      $ 8,570        $10,069        $ 7,580        $7,416       $4,283
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.89%          0.88%          0.76%         0.91%        1.23%
   Net investment income                                         7.17%          7.99%          7.67%         8.25%       11.13%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Notes to Financial Statements | 10/31/13 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 63

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value

64 Pioneer Global High Yield Fund | Annual Report | 10/31/13 methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.2% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 65

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 8).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $1,306,392 to increase distributions in excess of net investment income, $1,312,125 to decrease accumulated net realized loss on investments and foreign currency transactions and $5,733 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At October 31, 2013, the Fund was permitted to carry forward indefinitely $11,890,541 of short-term losses and $22,791,301 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2013, the Fund had a net capital loss carryforward of $235,848,362 of which the following amounts will expire between 2016 and 2018 if not utilized: $4,718,467 in 2016, $204,858,985 in
    2017 and $26,270,910 in 2018.

66 Pioneer Global High Yield Fund | Annual Report | 10/31/13

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

    ----------------------------------------------------------------------------
                                                      2013                  2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                           $133,745,876          $197,278,625
    ----------------------------------------------------------------------------
       Total                                  $133,745,876          $197,278,625
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  4,281,580
    Capital loss carryforward                                      (270,530,204)
    Current year dividend payable                                    (1,370,221)
    Unrealized depreciation                                         (72,626,530)
    ----------------------------------------------------------------------------
         Total                                                    $(340,245,375)
    ============================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $167,062 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended October 31, 2013, the Fund recognized gains of $531,927 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 67

    Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

68 Pioneer Global High Yield Fund | Annual Report | 10/31/13

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    The average value of swap contracts during the year ended October 31, 2013, was $2,530,252. At October 31, 2013, there were no open credit default swaps.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 69

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations were in effect through March 1, 2013.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $81,517 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 578,708
Class B                                                                   48,349
Class C                                                                  422,184
Class Y                                                                1,138,515
Class Z                                                                   14,889
--------------------------------------------------------------------------------
   Total                                                              $2,202,645
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $339,787 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

70 Pioneer Global High Yield Fund | Annual Report | 10/31/13

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of Blaze Holding GHYDF, Inc. (the "Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2013, the Subsidiary represented approximately $727,757 or approximately 0.04% of the net assets of the Fund.

5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,776 in distribution fees payable to PFD at October 31, 2013.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $64,697 were paid to PFD.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 71 limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2013, the average daily amount of borrowings outstanding during the period was $22,543,243. The related weighted average annualized interest rate for the period was 1.02%, and the total interest expense on such borrowings was $32,483, which is included in interest expense, located on the Statement of Operations. As of October 31, 2013, there were no borrowings outstanding.

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

8. Forward Foreign Currency Contracts

At October 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2013 was $75,541,688.

Open forward foreign currency contracts at October 31, 2013 were as follows:

-------------------------------------------------------------------------------------------------
                                                                                  Net
                                                                                  Unrealized
                     Net Contracts    In Exchange     Settlement                  Appreciation
Currency             to Deliver       For             Date         Value          (Depreciation)
-------------------------------------------------------------------------------------------------
GBP (British
  Pound Sterling)       (11,368,000)  $(17,554,625)   11/15/13     $(18,242,945)  $  (688,320)
EURO
  (European Euro)        (8,075,000)   (10,978,415)   11/6/13       (10,972,779)        5,635
PHP (Philippine
  Peso)                 189,000,000      4,383,117    12/27/13        4,376,908        (6,209)
RUB (Russian Ruble)      78,000,000      2,420,631    1/21/14         2,396,589       (24,042)
JPY (Japanese Yen)   (1,425,000,000)   (14,532,883)   11/15/13      (14,496,456)       36,426
JPY (Japanese Yen)     (200,000,000)    (2,028,815)   12/16/13       (2,035,023)       (6,207)
-------------------------------------------------------------------------------------------------
Total                                                                             $  (682,717)
=================================================================================================

72 Pioneer Global High Yield Fund | Annual Report | 10/31/13

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2013 were as follows:

------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as              Asset Derivatives 2013           Liabilities Derivatives 2013
Hedging Instruments           ----------------------------     ---------------------------------
Under Accounting              Statement of Assets              Statement of Assets
Standards Codification        and Liabilities                  and Liabilities
(ASC) 815                     Location               Value     Location                Value
------------------------------------------------------------------------------------------------
Forward Foreign               Net unrealized                   Net unrealized
 Currency Contracts           appreciation                     depreciation
                              on forward                       on forward
                              foreign currency                 foreign currency
                              contracts              $ --      contracts               $682,717
------------------------------------------------------------------------------------------------
Total                                                $ --                              $682,717
================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013 was as follows:

------------------------------------------------------------------------------------------------
                                                                                 Change in
                                                                                 Unrealized
Derivatives Not                                                                  Appreciation
Accounted for as                                                Realized Gain    or
Hedging Instruments                                             or (Loss)        (Depreciation)
Under Accounting                                                on Derivatives   on Derivatives
Standards Codification   Location of Gain or (Loss) on          Recognized       Recognized
(ASC) 815                Derivatives Recognized in Income       in Income        in Income
------------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on forward    $(1,148,497)
 Currency Contracts      foreign currency contracts and
                         other assets and liabilities
                         denominated in foreign currencies
Forward Foreign          Change in unrealized appreciation                       $(568,953)
 Currency Contracts      (depreciation) on forward foreign
                         contracts and other assets and
                         liabilities denominated in
                         foreign currencies
Credit Default Swaps     Net realized gain (loss) on credit     $   330,124
                         default swaps
Credit Default Swaps     Change in unrealized appreciation                       $(25,202)
                         (depreciation) on credit
                         default swaps

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Series VII Trust and the Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Series VII Trust) as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund (one of the portfolios constituting the Pioneer Series Trust VII) at October 31, 2013, the consolidated results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

74 Pioneer Global High Yield Fund | Annual Report | 10/31/13

ADDITIONAL INFORMATION (unaudited)

The percentages of the Funds ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 43.79%.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 75

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.     Chairman and Chief Executive Officer,             Director, Broadridge
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for         Financial Solutions, Inc.
Trustee                      successor trustee is    securities lending industry) (2008 - present);    (investor communications and
                             elected or earlier      private investor (2004 - 2008); and Senior        securities processing
                             retirement or removal.  Executive Vice President, The Bank of New York    provider for financial
                                                     (financial and securities services) (1986 -       services industry) (2009 -
                                                     2004)                                             present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       present); and Commissioner,
                                                                                                       New Jersey State Civil
                                                                                                       Service Commission (2011 -
                                                                                                       present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.     Managing Partner, Federal City Capital Advisors   Director of Enterprise
Trustee                      Serves until a          (corporate advisory services company) (1997 -     Community Investment, Inc.
                             successor trustee is    2004 and 2008 - present); Interim Chief           (privately-held affordable
                             elected or earlier      Executive Officer, Oxford Analytica, Inc.         housing finance company)
                             retirement or removal.  (privately held research and consulting           (1985 - 2010); Director of
                                                     company) (2010); Executive Vice President and     Oxford Analytica, Inc. (2008
                                                     Chief Financial Officer, I-trax, Inc. (publicly   - present); Director of The
                                                     traded health care services company) (2004 -      Swiss Helvetia Fund, Inc.
                                                     2007); and Executive Vice President and Chief     (closed-end fund) (2010 -
                                                     Financial Officer, Pedestal Inc.                  present); and Director of New
                                                     (internet-based mortgage trading company) (2000   York Mortgage Trust (publicly
                                                     - 2002)                                           traded mortgage REIT) (2004 -
                                                                                                       2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.     William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                      Mellon Institutional Funds
                             elected or earlier                                                        Master Portfolio (oversaw 17
                             retirement or removal.                                                    portfolios in fund complex)
                                                                                                       (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2001.     Founding Director, Vice President and Corporate   None
Trustee                      Serves until a          Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is    firm) (1982-present); Desautels Faculty of
                             elected or earlier      Management, McGill University (1999 - present);
                             retirement or removal.  and Manager of Research Operations and
                                                     Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2001.     President and Chief Executive Officer, Newbury,   Director of New America High
Trustee                      Serves until a          Piret & Company, Inc. (investment banking firm)   Income Fund, Inc. (closed-end
                             successor trustee is    (1981 - present)                                  investment company) (2004 -
                             elected or earlier                                                        present); and member, Board
                             retirement or removal.                                                    of Governors, Investment
                                                                                                       Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 2001.     Senior Counsel, Sullivan & Cromwell LLP (law      Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan &   Fund, Inc. (closed-end
                             successor trustee is    Cromwell LLP (prior to 1998)                      investment company); and
                             elected or earlier                                                        Director, Invesco, Ltd.
                             retirement or removal.                                                    (formerly AMVESCAP, PLC)
                                                                                                       (investment manager)
                                                                                                       (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global High Yield Fund | Annual Report | 10/31/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*,**   Since 2001. Serves at    Non-Executive Chairman and a director of          None
Trustee, President and        the discretion of the    Pioneer Investment Management USA Inc.
Chief Executive Officer of    Board.                   ("PIM-USA"); Chairman and a director of
the Fund                                               Pioneer; Chairman and Director of Pioneer
                                                       Institutional Asset Management, Inc. (since
                                                       2006); Director of Pioneer Alternative
                                                       Investment Management Limited (Dublin) (until
                                                       October 2011); President and a director of
                                                       Pioneer Alternative Investment Management
                                                       (Bermuda) Limited and affiliated funds; Deputy
                                                       Chairman and a director of Pioneer Global Asset
                                                       Management S.p.A. ("PGAM") (until April 2010);
                                                       Director of Nano-C, Inc. (since 2003); Director
                                                       of Cole Management Inc. (2004 - 2011); Director
                                                       of Fiduciary Counseling, Inc. (until December
                                                       2011); President of all of the Pioneer Funds;
                                                       and Retired Partner, Wilmer Cutler Pickering
                                                       Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*     Trustee since 2007.      Director, CEO and President of PIM-USA (since     None
Trustee and Executive Vice    Serves until a           February 2007); Director and President of
President                     successor trustee is     Pioneer and Pioneer Institutional Asset
                              elected or earlier       Management, Inc. (since February 2007);
                              retirement or removal.   Executive Vice President of all of the Pioneer
                                                       Funds (since March 2007); Director of PGAM
                                                       (2007 - 2010); Head of New Europe Division,
                                                       PGAM (2000 - 2005); Head of New Markets
                                                       Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 79

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2003. Serves at    Vice President and Associate General Counsel of   None
Secretary                     the discretion of the    Pioneer since January 2008 and Secretary of all
                              Board.                   of the Pioneer Funds since June 2010; Assistant
                                                       Secretary of all of the Pioneer Funds from
                                                       September 2003 to May 2010; and Vice President
                                                       and Senior Counsel of Pioneer from July 2002 to
                                                       December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)        Since 2010. Serves at    Fund Governance Director of Pioneer since         None
Assistant Secretary           the discretion of the    December 2006 and Assistant Secretary of all
                              Board.                   the Pioneer Funds since June 2010; Manager -
                                                       Fund Governance of Pioneer from December 2003
                                                       to November 2006; and Senior Paralegal of
                                                       Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at    Counsel of Pioneer since June 2007 and            None
Assistant Secretary           the discretion of the    Assistant Secretary of all the Pioneer Funds
                              Board.                   since June 2010; and Vice President and Counsel
                                                       at State Street Bank from October 2004 to June
                                                       2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief           the discretion of the    Treasurer of all of the Pioneer Funds since
Financial and Accounting      Board.                   March 2008; Deputy Treasurer of Pioneer from
Officer of the Fund                                    March 2004 to February 2008; and Assistant
                                                       Treasurer of all of the Pioneer Funds from
                                                       March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)         Since 2001. Serves at    Assistant Vice President - Fund Treasury of       None
Assistant Treasurer           the discretion of the    Pioneer; and Assistant Treasurer of all of the
                              Board.                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)            Since 2002. Serves at    Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer           the discretion of the    Pioneer; and Assistant Treasurer of all of the
                              Board.                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Global High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at    Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer           the discretion of the    Pioneer since November 2008; Assistant
                              Board.                   Treasurer of all of the Pioneer Funds since
                                                       January 2009; and Client Service Manager -
                                                       Institutional Investor Services at State Street
                                                       Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)          Since 2010. Serves at    Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer      the discretion of the    the Pioneer Funds since March 2010; Director of
                              Board.                   Adviser and Portfolio Compliance at Pioneer
                                                       since October 2005; and Senior Compliance
                                                       Officer for Columbia Management Advisers, Inc.
                                                       from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)          Since 2006. Serves at    Director--Transfer Agency Compliance of Pioneer    None
Anti-Money Laundering         the discretion of the    and Anti-Money Laundering Officer of all the
Officer                       Board.                   Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 81

                           This page for your notes.

82 Pioneer Global High Yield Fund | Annual Report | 10/31/13

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/13 83

                           This page for your notes.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19440-07-1213

                Pioneer Global Multisector
                Income Fund

                (Formerly Pioneer Global Aggregate Bond Fund.)*

--------------------------------------------------------------------------------
                Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A        PGABX
                Class C        PGCBX
                Class Y        PGYBX

                * Effective  August  1,  2013,  Pioneer  Global  Aggregate Bond
                  Fund was renamed Pioneer Global Multisector Income Fund.

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          44

Notes to Financial Statements                                                 51

Report of Independent Registered Public Accounting Firm                       62

Trustees, Officers and Service Providers                                      64

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

The backdrop for investing in the world's bond markets became more unsettled in the second half of the 12-month period ended October 31, 2013, as concerns grew that the U.S. Federal Reserve (the Fed) might begin withdrawing some of its monetary stimulus that had helped to keep interest rates low while lending support to U.S. economic growth. While these concerns had the most negative effect on emerging markets debt, they also affected virtually every other sector of the world's fixed-income markets. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Multisector Income Fund during the 12-month period. Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, and Mr. Upadhyaya a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, a senior vice president and portfolio manager at Pioneer+.

Q How would you describe the investment environment for high-yield investors during the 12-month period ended October 31, 2013?

A The first half of the Fund's fiscal year (November 1, 2012, through April 30, 2013) saw strong demand for higher-yielding securities in the global bond markets. Corporate high-yield debt, investment-grade corporates and emerging markets securities generally performed very well during that time frame.

    The market environment began changing, however, in May of 2013 after Fed Chairman Ben Bernanke suggested that if the American economy continued to improve, the U.S. central bank might begin tapering back its more aggressive monetary policies, such as quantitative easing (QE), that have helped to keep interest rates low while lending support to U.S. economic growth. Mr. Bernanke's suggestion triggered expectations of rising market interest rates, which led to an actual increase in market rates, even though existing Fed policies remained unchanged and Mr. Bernanke emphasized that the Fed intended to keep the bellwether Federal funds rate at very low levels. U.S. Treasuries, in particular, performed poorly in the wake of the spike in market interest rates, but credit-sensitive securities, including both high-yield and investment-grade debt, also were affected.

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

The expectation of rising market interest rates had a particularly harsh impact on emerging markets debt and currencies, especially in those markets with larger current account deficits that are dependent on external sources of financing--most notably Brazil, India, Indonesia, South Africa, and Turkey. Meanwhile, the U.S. dollar (USD) tended to strengthen on global currency markets during the period. The euro also gained in relative value amid signs that the European economy was pulling out of recession, although some of the longer-term structural problems in Europe remained.

Meanwhile, in Japan, new Prime Minister Abe initiated a comprehensive change in the country's fiscal and monetary policies with the intent of encouraging an acceleration of economic growth. One of the effects of those policies was a decline in the relative value of the yen currency, which in turn may make Japanese exports more competitive in global markets. Also in Asia, new national leadership took office in China in March 2013 and initiated policies aimed at rebalancing the country's economy to increase the importance of domestic consumer spending, while decreasing the importance of investments intended to stimulate export growth.

Despite the changing cross-currents in the fixed-income market, the economic fundamentals in the United States continued to strengthen, with non-farm payrolls adding an average of 195,000 new jobs each month over the final six months of the 12-month period. Corporate profits remained strong, while companies continued to generate new cash flows and clean up their balance sheets. Both the housing and equity markets showed healthy gains, which strengthened consumer confidence and helped to spur economic activity. However, a combination of spending cuts and small tax increases that were implemented at the beginning of the calendar year as a solution to the "fiscal cliff" drama acted as a restraint on a significant economic acceleration in the U.S.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 5

Q How did the Fund perform in that environment during the 12-month period ended October 31, 2013?

A Pioneer Global Multisector Income Fund's Class A shares returned -0.45% at net asset value during the 12-month period ended October 31, 2013, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned -1.54%. During the same period, the average return of the 202 mutual funds in Lipper's Global Income Fund category was -0.37%, and the average return of the 362 mutual funds in Morningstar's World Bond Fund category was -1.22%.

Q How did you position the Fund's portfolio during the 12-month period ended October 31, 2013, and how did the positioning affect the Fund's performance relative to the Barclays Index?

A In general, we maintained an overweight position in corporate bonds in the portfolio, especially BBB-rated securities. The focus on credit instruments helped to support the Fund's results during the period. We reduced the portfolio's investments in government securities over the course of the fiscal year ended October 31, 2013. As of period end, U.S. investment-grade corporates represented slightly more than 16% of the portfolio's net assets, while international investment-grade and emerging markets debt (both corporates and sovereigns) each represented nearly 20% of the Fund's net assets.

    We became more bullish about the value of the USD during the period and increased the Fund's exposure to the dollar by roughly 10% from previous levels. While the commitment to the USD was the principal component of the Fund's currency strategy during the 12-month period, we did make minor moves to increase portfolio exposure to the Mexican, Swedish, Norwegian, and Polish currencies. We also increased exposure, somewhat, to the Brazilian currency after it had declined in value, and increased the Fund's exposure to the emerging markets in general after the sell-off in the region during the early summer had made some currencies appear more attractive. In turn, we decreased the portfolio's exposure to the euro, as we tended to have a more negative view of the prospects for the European currency, despite its gains during the 12-month period. We also maintained a significant portfolio underweight to the Japanese yen. Despite the increase in the portfolio's exposure to the emerging markets in general, we cut back on holdings in India and Indonesia. The overall currency positioning helped the Fund's benchmark-relative results during the period. This was

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 particularly the case with our emphasis on the USD and the substantial portfolio underexposure to the Japanese yen. Overweights to the Mexican peso and the Polish zloty also helped the Fund's performance.

    On the negative side, the Fund's underexposure to the euro tended to hold back relative results, as did exposure early in the period to the Indonesian rupiah as well as the portfolio's position in the Norwegian krone.

    We maintained a shorter duration than the Barclays Index throughout the period and shortened the portfolio's duration by even more during the second half of the fiscal year. The Fund's shorter duration helped to support benchmark-relative results. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.)

Q Did the recent changes to the Fund's name, investment objective, strate-gies, and portfolio management team reflect any significant change to the Fund's principal investment focus?

A No. The Fund continues to invest at least 80% of its net assets in debt securities of issuers located throughout the world. However, as part of the changes that went into effect on August 1, 2013, the Fund is now able to invest to a greater extent in below-investment-grade securities. The renaming of the Fund was intended primarily to reinforce its identity as a global income fund with a portfolio that has the ability to be well diversified* among different fixed-income sectors and that can invest in domestic and foreign securities, in developed and emerging economies, and in sovereign government as well as corporate and credit-linked bonds.

Q   What is your investment outlook?

A We think the global economy should continue to strengthen, with an improving economy in the United States acting as a major driver of growth throughout the world. China remains a significant growth engine behind the global economy, but we anticipate growth trends in that country stabilizing at more moderate expansion rates than we have seen in the recent past. In contrast, we believe growth rates in the emerging markets should improve. The prospects for continued economic improvement in Europe, however, are less certain in our view.

    The continued accommodative monetary policies of the world's central banks should help to support economic improvement, even if the aggressive stances of some central banks, particularly the Fed, begin to moderate in the coming months.

* Diversification does not assure a profit nor protect against loss in a declining market.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 7

    We remain bullish on the USD. It is noteworthy that the U.S. fiscal deficit has been noticeably reduced during the past year, in part because of higher tax revenues and falling expenditures.

    Given these views, we have slightly increased the Fund's overall level of diversification, while placing somewhat more emphasis on the credit-linked sectors, including corporate bonds, where we have been seeing more investment opportunities.

+ Note to Shareholders: Effective August 1, 2013, Pioneer Global Aggregate Bond Fund was renamed Pioneer Global Multisector Income Fund. In addition, effective August 1, 2013, the Fund changed its investment objective and certain investment policies and strategies, and Kenneth Taubes, Andrew Feltus, and Paresh Upadhyaya joined Charles Melchreit as portfolio managers of the Fund. Please see the prospectus for more information.

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 9

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                        32.3%
U.S. Corporate Bonds                                            26.5%
Collateralized Mortgage Obligations                             14.1%
International Corporate Bonds                                   10.6%
U.S. Government Securities                                       3.8%
Asset Backed Securities                                          3.6%
Municipal Bonds                                                  3.5%
Convertible Corporate Bonds                                      2.3%
U.S. Preferred Stocks                                            1.9%
International Preferred Stocks                                   0.8%
Convertible Preferred Stocks                                     0.5%
Senior Secured Loans                                             0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Mexican Udibonos, 3.5%, 12/14/17                                       1.92%
--------------------------------------------------------------------------------
 2. Japan Government Ten Year Bond, 1.0%, 12/20/21                         1.89
--------------------------------------------------------------------------------
 3. Poland Government Bond, 5.25%, 10/25/17                                1.86
--------------------------------------------------------------------------------
 4. Finland Government Bond, 4.375%, 7/4/19 (144A)                         1.84
--------------------------------------------------------------------------------
 5. Norway Government Bond, 5.0%, 5/15/15                                  1.37
--------------------------------------------------------------------------------
 6. Japan Government Ten Year Bond, 1.7%, 9/20/16                          1.22
--------------------------------------------------------------------------------
 7. Russian Federal Bond - OFZ, 8.15%, 2/3/27                              1.14
--------------------------------------------------------------------------------
 8. Japan Government Twenty Year Bond, 1.5%, 3/20/19                       1.12
--------------------------------------------------------------------------------
 9. Malaysia Government Bond, 3.418%, 8/15/22                              1.05
--------------------------------------------------------------------------------
10. Merrill Lynch Financial Assets, Inc., Floating Rate Note, 1/12/40      0.98
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                            10/31/13                    10/31/12
--------------------------------------------------------------------------------
           A                               $10.98                       $11.49
--------------------------------------------------------------------------------
           C                               $11.01                       $11.51
--------------------------------------------------------------------------------
           Y                               $11.07                       $11.59
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment          Short-Term        Long-Term
         Class               Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A                $0.2909                 $0.0558         $0.1125
--------------------------------------------------------------------------------
           C                $0.1912                 $0.0558         $0.1125
--------------------------------------------------------------------------------
           Y                $0.3219                 $0.0558         $0.1132
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset    Public Offering
Period            Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)         5.21%        4.39%
5 Year             7.26         6.27
1 Year            -0.45        -4.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised August 1, 2013)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.65%        1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Global               Barclays Global
                               Multisector Income Fund      Aggregate Bond Index
12/31/2007                     $     9,550                  $     10,000
10/31/2008                     $     9,100                  $      9,589
10/31/2009                     $    11,064                  $     11,354
10/31/2010                     $    11,861                  $     12,136
10/31/2011                     $    12,243                  $     12,631
10/31/2012                     $    12,975                  $     13,078
10/31/2013                     $    12,918                  $     12,876

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)         4.35%        4.35%
5 Year             6.40         6.40
1 Year            -1.24        -1.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised August 1, 2013)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.39%        1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Global               Barclays Global
                               Multisector Income Fund      Aggregate Bond Index
12/31/2007                     $     10,000                 $     10,000
10/31/2008                     $      9,452                 $      9,589
10/31/2009                     $     11,395                 $     11,354
10/31/2010                     $     12,130                 $     12,136
10/31/2011                     $     12,420                 $     12,631
10/31/2012                     $     13,053                 $     13,078
10/31/2013                     $     12,891                 $     12,876

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 13

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)         5.44%        5.44%
5 Year             7.52         7.52
1 Year            -0.25        -0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised August 1, 2013)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.18%        0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Global               Barclays Global
                               Multisector Income Fund      Aggregate Bond Index
12/31/2007                     $     5,000,000              $     5,000,000
10/31/2008                     $     4,767,893              $     4,794,284
10/31/2009                     $     5,801,982              $     5,677,007
10/31/2010                     $     6,235,980              $     6,068,024
10/31/2011                     $     6,464,208              $     6,315,276
10/31/2012                     $     6,867,704              $     6,538,894
10/31/2013                     $     6,850,412              $     6,438,203

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

-----------------------------------------------------------------------------------------
Share Class                                    A                 C                Y
-----------------------------------------------------------------------------------------
Beginning Account Value on 5/1/13           $1,000.00         $1,000.00        $1,000.00
-----------------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/13                                 $  972.55         $  969.19        $  974.22
-----------------------------------------------------------------------------------------
Expenses Paid During Period*                $    4.97         $    9.43        $    3.73
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

-----------------------------------------------------------------------------------------
Share Class                                         A               C              Y
-----------------------------------------------------------------------------------------
Beginning Account Value on 5/1/13               $1,000.00       $1,000.00      $1,000.00
-----------------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/13                                     $1,020.16       $1,015.63      $1,021.42
-----------------------------------------------------------------------------------------
Expenses Paid During Period*                    $    5.09       $    9.65      $    3.82
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Schedule of Investments | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE
                                              BONDS -- 2.2%
                                              CAPITAL GOODS -- 0.2%
                                              Electrical Components &
                                              Equipment -- 0.2%
          56,000                       B/B3   General Cable Corp., 5.0%,
                                              11/15/29 (Step)                                         $       64,960
                                                                                                      --------------
                                              Total Capital Goods                                     $       64,960
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES &
                                              APPAREL -- 0.2%
                                              Homebuilding -- 0.2%
          50,000                       B/B2   KB Home, Inc., 1.375%, 2/1/19                           $       49,438
                                                                                                      --------------
                                              Total Consumer Durables & Apparel                       $       49,438
--------------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.4%
                                              Internet Retail -- 0.4%
         110,000                     BBB/NR   Priceline.com, Inc., 0.35%,
                                              6/15/20 (144A)                                          $      119,900
                                                                                                      --------------
                                              Total Retailing                                         $      119,900
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 0.7%
                                              Health Care Equipment -- 0.3%
          75,000                      B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)                    $       88,031
--------------------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.4%
          75,000                      A-/NR   WellPoint, Inc., 2.75%, 10/15/42 (144A)                 $       97,406
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $      185,437
--------------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS &
                                              SEMICONDUCTOR EQUIPMENT -- 0.7%
                                              Semiconductor Equipment -- 0.3%
          75,000                   BBB/Baa1   Lam Research Corp., 1.25%, 5/15/18                      $       93,562
--------------------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.4%
          85,000                      A-/NR   Intel Corp., 2.95%, 12/15/35                            $       96,103
                                                                                                      --------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                                 $      189,665
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $523,271)                                         $      609,400
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 2.2%
                                              BANKS -- 0.6%
                                              Diversified Banks -- 0.4%
           4,350         6.00       A-/Baa1   US Bancorp, Floating Rate Note (Perpetual)              $      118,190
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 17

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
                   Rate (b)     Ratings
Shares             (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.2%
             500         6.25         A-/NR   CoBank ACB, Floating Rate Note
                                              (Perpetual) (144A)                                      $       49,781
                                                                                                      --------------
                                              Total Banks                                             $      167,971
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 1.0%
                                              Other Diversified Financial
                                              Services -- 1.0%
           6,527         7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                              Note, 10/30/40                                          $      179,492
           3,000         7.12         BB/B1   Citigroup, Inc., Floating Rate Note
                                              (Perpetual)                                                     77,730
             850         8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate
                                              Note, 2/15/40                                                   22,831
                                                                                                      --------------
                                                                                                      $      280,053
                                                                                                      --------------
                                              Total Diversified Financials                            $      280,053
--------------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.6%
                                              Property & Casualty Insurance -- 0.2%
           2,225         5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                              Note, 1/15/53                                           $       53,756
--------------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 0.4%
          50,000         0.00         NR/NR   Altair Re, Floating Rate Note, 4/30/16
                                              (Cat Bond)                                              $       52,300
          50,000                      NR/NR   Pangaea Re, 0.0%, 10/1/15 (Cat
                                              Bond) (c)                                                       52,790
                                                                                                      --------------
                                                                                                      $      105,090
                                                                                                      --------------
                                              Total Insurance                                         $      158,846
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $526,048)                                         $      606,870
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED
                                              STOCK -- 0.5%
                                              BANKS -- 0.5%
                                              Diversified Banks -- 0.5%
             130                  BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)                     $      148,070
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCK
                                              (Cost $136,282)                                         $      148,070
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 3.3%
                                              MATERIALS -- 0.7%
                                              Diversified Metals & Mining -- 0.0%
          12,139                      NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28                      $       12,390
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.4%
          33,965         0.57       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                              Note, 9/25/35                                           $       33,119
          14,424                    NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                              5.32%, 6/25/35 (Step)                                           14,073
           9,559         0.52       AAA/Aaa   New Century Home Equity Loan Trust
                                              2005-1, Floating Rate Note, 3/25/35                              9,309
          60,931                     AA-/A2   Terwin Mortgage Trust Series TMTS
                                              2005-16HE, 4.579%, 9/25/36 (Step)                               63,773
                                                                                                      --------------
                                                                                                      $      120,274
--------------------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.3%
GBP       50,000         0.70       AAA/Aaa   Chester Asset Receivables Dealings
                                              2004-1 Plc, Floating Rate Note, 4/15/16                 $       80,176
                                                                                                      --------------
                                              Total Materials                                         $      212,840
--------------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Automobile Manufacturers -- 0.1%
          30,000                     AA/Aaa   Santander Drive Auto Receivables Trust
                                              2012-1, 3.78%, 11/15/17                                 $       31,014
                                                                                                      --------------
                                              Total Automobiles & Components                          $       31,014
--------------------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.2%
                                              Food Retail -- 0.2%
          49,625                    BBB-/NR   CKE Restaurant Holdings, Inc., 4.474%,
                                              3/20/43 (144A)                                          $       50,737
                                                                                                      --------------
                                              Total Food & Staples Retailing                          $       50,737
--------------------------------------------------------------------------------------------------------------------
                                              BANKS -- 1.4%
                                              Diversified Banks -- 0.0%
           1,713         0.26        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                              Securities 2007-2 Trust, Floating Rate
                                              Note, 4/25/37                                           $        1,708
--------------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 1.4%
          84,473                     NR/Ba3   Bear Stearns Asset Backed Securities
                                              Trust, 8.41%, 10/25/29 (Step)                           $       83,149
          57,683                      BB/B2   Citicorp Residential Mortgage Trust
                                              Series 2006-1, 5.836%, 7/25/36 (Step)                           57,463
          45,055                      B-/B1   Citicorp Residential Mortgage Trust
                                              Series 2006-3, 5.703%, 11/25/36 (Step)                          44,942
           8,330         0.54        AA+/A1   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 1/25/36                                      8,177
          21,147         4.46       BB+/Ba1   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 10/25/35                                    21,207
          24,280         5.07       BB+/Ba3   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 2/25/36                                     25,157
          25,000                       A/NR   First Investors Auto Owner Trust 2013-1,
                                              2.02%, 1/15/19 (144A)                                           24,596

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 19

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
           3,703         0.82        A/Baa3   GSAMP Trust 2005-HE2, Floating Rate
                                              Note, 3/25/35                                           $        3,667
          50,000         5.50      BBB/Baa1   MASTR Specialized Loan Trust, Floating
                                              Rate Note, 11/25/34 (144A)                                      48,174
          14,414         5.91         AA/A3   Origen Manufactured Housing Contract
                                              Trust 2004-A, Floating Rate Note, 1/15/35                       15,349
          50,000                       A/NR   SNAAC Auto Receivables Trust, 3.11%,
                                              6/15/17 (144A)                                                  50,413
           9,761                    A+/Baa2   Structured Asset Securities Corp.,
                                              4.77%, 10/25/34 (Step)                                           9,946
                                                                                                      --------------
                                                                                                      $      392,240
                                                                                                      --------------
                                              Total Banks                                             $      393,948
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.9%
                                              Other Diversified Financial
                                              Services -- 0.5%
          50,000                       A/A1   Capital Auto Receivables Asset Trust/Ally,
                                              1.74%, 10/22/18                                         $       49,396
         100,000                       A/NR   Springleaf Funding Trust 2013-A, 2.58%,
                                              9/15/21 (144A)                                                  99,477
                                                                                                      --------------
                                                                                                      $      148,873
--------------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.4%
          97,375                  BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                              5.216%, 1/25/42 (144A)                                  $      105,879
                                                                                                      --------------
                                              Total Diversified Financials                            $      254,752
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $924,948)                                         $      943,291
--------------------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 13.2%
                                              BANKS -- 8.1%
                                              Thrifts & Mortgage Finance -- 8.1%
           9,775         0.62        CCC/NR   Alternative Loan Trust 2003-14T1,
                                              Floating Rate Note, 8/25/18                             $        9,238
         105,000                   BBB+/Ba3   Alternative Loan Trust 2004-12CB,
                                              5.0%, 7/25/19                                                  108,743
           6,674                     CCC/B2   Alternative Loan Trust 2004-28CB,
                                              5.5%, 1/25/35                                                    6,784
          21,436                    BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                              4.25%, 4/25/34                                                  21,534
          14,023         0.62         NR/A3   Banc of America Alternative Loan
                                              Trust 2003-10, Floating Rate Note,
                                              12/25/33                                                        13,526
          21,525                    A+/Baa2   Banc of America Alternative Loan Trust
                                              2003-2, 5.75%, 4/25/33                                          23,384

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
          56,256                    NR/Baa2   Banc of America Alternative Loan Trust
                                              2003-7, 5.5%, 9/25/33                                   $       57,378
          22,623                      NR/B1   Banc of America Alternative Loan Trust
                                              2004-10, 5.5%, 11/25/19                                         22,887
          15,638                     NR/Ba2   Banc of America Alternative Loan Trust
                                              2004-2, 6.0%, 3/25/34                                           16,159
          15,806                     NR/Ba3   Banc of America Alternative Loan Trust
                                              2004-6, 5.0%, 7/25/19                                           16,102
          33,042                     CCC/NR   Banc of America Funding 2005-8 Trust,
                                              5.5%, 1/25/36                                                   32,355
          85,544                    NR/Caa2   Bayview Commercial Asset Trust, 3.855%,
                                              9/25/37 (Step) (144A) (d)                                        6,544
         132,793         4.70       NR/Caa2   Bayview Commercial Asset Trust, Floating
                                              Rate Note, 7/25/37 (144A) (d)                                    4,117
          11,905         3.91        A+/Ba1   CHL Mortgage Pass-Through Trust 2003-56,
                                              Floating Rate Note, 12/25/33                                    11,841
          50,000         0.34        AA/Aaa   Citigroup Commercial Mortgage Trust
                                              2007-FL3A, Floating Rate Note,
                                              4/15/22 (144A)                                                  49,762
          27,595                    NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                              6.75%, 8/25/34                                                  29,037
         100,000         4.65        AA-/A1   City Center Trust 2011-CCHP, Floating
                                              Rate Note, 7/15/28 (144A)                                      101,242
         100,000                     NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                              4.063%, 12/10/44                                               103,593
          50,000                    AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                              2.941%, 1/10/46                                                 48,017
          50,000                     NR/Aaa   GS Mortgage Securities Corp., II,
                                              3.377%, 5/10/45                                                 50,682
          25,000                     AA-/NR   GS Mortgage Securities Corp., II,
                                              3.682%, 2/10/46 (144A)                                          24,241
          50,000                     NR/Aaa   GS Mortgage Securities Corp., II,
                                              5.56%, 11/10/39                                                 55,219
         100,000         1.92         NR/A3   GS Mortgage Securities Corp., II, Floating
                                              Rate Note, 11/8/29 (144A)                                       98,816
          89,343         2.42         A+/NR   GSR Mortgage Loan Trust 2003-9, Floating
                                              Rate Note, 8/25/33                                              88,914
         100,000         2.54          A/A2   JP Morgan Chase Commercial Mortgage
                                              Securities Corp., Floating Rate Note,
                                              10/15/25 (144A)                                                100,515
          41,833         0.53        NR/Ba1   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-FL2, Floating Rate
                                              Note, 11/15/18 (144A)                                           39,731
          35,000                     NR/Aaa   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2011-C5, 4.171%, 8/15/46                       37,518

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 21

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
          13,511         4.75      AA+/Baa1   JP Morgan Mortgage Trust 2004-A1,
                                              Floating Rate Note, 2/25/34                             $       13,432
         129,673         2.85         A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                              Floating Rate Note, 5/25/34                                    129,119
          12,136         5.62       BBB+/NR   LB-UBS Commercial Mortgage Trust
                                              2002-C4, Floating Rate Note,
                                              10/15/35 (144A)                                                 12,233
           6,540                     BB+/NR   MASTR Alternative Loan Trust 2004-10,
                                              5.5%, 10/25/19                                                   6,710
           1,589                     AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                              4.5%, 1/25/15                                                    1,590
          42,626                      B-/NR   MASTR Alternative Loan Trust 2004-6,
                                              6.0%, 7/25/34                                                   43,749
          16,661                      A+/NR   MASTR Alternative Loan Trust 2005-1,
                                              5.5%, 2/25/35                                                   16,673
          51,620         6.56         A-/NR   MASTR Seasoned Securitization Trust
                                              2005-1, Floating Rate Note, 9/25/32                             54,013
          17,010         0.63       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-A, Floating Rate
                                              Note, 4/25/29                                                   16,258
         100,000                      NR/NR   Morgan Stanley Re-REMIC Trust 2010-R9,
                                              5.0%, 11/26/36 (144A)                                          101,452
GBP       81,949         0.91        AA+/NR   Paragon Secured Finance Plc, Floating
                                              Rate Note, 11/15/35                                            129,396
          46,135                   BB+/Caa1   RAAC Series 2004-SP2 Trust,
                                              6.0%, 1/25/32                                                   47,030
          26,649         1.57        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                              9/10/35 (144A)                                                  23,743
          10,064                      B-/NR   Residential Asset Securitization Trust
                                              2004-A10, 5.5%, 2/25/35                                         10,248
          24,163                       B/NR   Residential Asset Securitization Trust
                                              2004-A9, 5.75%, 12/25/34                                        24,779
          16,253                     CCC/NR   Residential Asset Securitization Trust
                                              2005-A9, 5.5%, 7/25/35                                          15,821
          50,443                     CCC/NR   RFMSI Series 2005-S6 Trust,
                                              5.25%, 8/25/35                                                  50,562
EURO      43,515         0.64        AAA/A1   RHG Mortgage Securities Pty, Ltd.,
                                              Floating Rate Note, 7/21/35                                     58,073
AUD       34,812         3.36        AAA/A1   RHG Mortgage Securities Pty, Ltd.,
                                              Floating Rate Note, 7/21/35                                     32,736
          24,166         0.39      BBB+/Ba3   Sequoia Mortgage Trust 2005-2, Floating
                                              Rate Note, 3/20/35                                              21,887
          44,393         2.65       A+/Baa3   Structured Asset Securities Corp.,
                                              Mortgage Certificates Series 2003-31A,
                                              Floating Rate Note, 10/25/33                                    44,683

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage
                                              Finance -- (continued)
          50,000                    AAA/Aa1   Timberstar Trust, 5.668%,
                                              10/15/36 (144A)                                         $       54,989
          77,908         2.43       BBB+/NR   WaMu Mortgage Pass-Through
                                              Certificates, Floating Rate Note, 1/25/35                       76,864
          80,508                     NR/Aaa   Wells Fargo Commercial Mortgage Trust,
                                              3.349%, 11/15/43 (144A)                                         84,252
           8,150                   AA+/Baa1   Wells Fargo Mortgage Backed Securities
                                              2006-16 Trust, 5.0%, 11/25/36                                    8,406
                                                                                                      --------------
                                                                                                      $    2,256,577
                                                                                                      --------------
                                              Total Banks                                             $    2,256,577
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 3.1%
                                              Other Diversified Financial
                                              Services -- 1.5%
           9,730         2.70        AA+/NR   Banc of America Mortgage 2004-E Trust,
                                              Floating Rate Note, 6/25/34                             $        9,750
           7,072         5.10       BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                              Floating Rate Note, 9/25/35                                      7,011
          15,545                      A+/NR   Banc of America Mortgage Trust 2004-11,
                                              5.75%, 1/25/35                                                  15,945
          13,199                      A+/NR   Banc of America Mortgage Trust 2004-9,
                                              5.5%, 11/25/34                                                  13,632
           3,430                      NR/B1   Citicorp Mortgage Securities Trust Series
                                              2006-1, 5.0%, 2/25/36                                            3,535
          40,165                    NR/Baa1   Credit Suisse Commercial Mortgage Trust
                                              Series 2007-C1, 5.361%, 2/15/40                                 43,188
         100,000         5.42        NR/Aa2   DBUBS 2011-LC3 Mortgage Trust, Floating
                                              Rate Note, 8/10/44 (144A)                                      111,022
          21,819                    B+/Baa3   JP Morgan Mortgage Trust 2004-S1, 5.0%,
                                              9/25/34                                                         22,475
          17,534                     B-/Ba2   JP Morgan Mortgage Trust 2004-S1, 6.0%,
                                              9/25/34                                                         18,039
          19,180         0.72       NR/Baa3   RALI Series 2002-QS16 Trust, Floating Rate
                                              Note, 10/25/17                                                  18,177
          43,652                   BBB+/Ba1   RALI Series 2004-QS1 Trust, 4.25%,
                                              1/25/34                                                         43,729
           8,018         0.73      BBB+/Ba1   RALI Series 2004-QS1 Trust, Floating Rate
                                              Note, 1/25/34                                                    7,919
          30,810                      NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                              9/25/19                                                         31,615
           9,233                      NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                              2/25/34                                                          9,491
          87,024                    BBB+/NR   RALI Series 2004-QS4 Trust, 4.0%,
                                              3/25/34                                                         88,319
                                                                                                      --------------
                                                                                                      $      443,847
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 23

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 1.6%
CAD      250,000         4.74        NR/Aaa   Merrill Lynch Financial Assets, Inc.,
                                              Floating Rate Note, 1/12/40                             $      257,306
CAD       50,468         4.71       AAA/Aaa   Merrill Lynch Financial Assets, Inc.,
                                              Floating Rate Note, 3/12/49                                     50,907
EURO     100,000         1.48       AAA/Aaa   Permanent Master Issuer Plc, Floating
                                              Rate Note, 7/15/42                                             137,643
                                                                                                      --------------
                                                                                                      $      445,856
                                                                                                      --------------
                                              Total Diversified Financials                            $      889,703
--------------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.2%
                                              Mortgage REIT -- 1.2%
           3,977         1.52        AA+/A3   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              12/25/33                                                $        3,976
          50,000         6.45        D/Caa2   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              9/15/34 (144A)                                                  51,066
          45,000         5.33         NR/NR   FREMF 2010-K9 Mortgage Trust, Floating
                                              Rate Note, 9/25/45 (144A)                                       47,434
          25,000         4.35         NR/A3   FREMF 2011-K12 Mortgage Trust, Floating
                                              Rate Note, 1/25/46 (144A)                                       24,684
          25,000         4.77         NR/A3   FREMF 2011-K702 Mortgage Trust, Floating
                                              Rate Note, 4/25/44 (144A)                                       26,581
          50,000         4.89         NR/A3   FREMF 2011-K703 Mortgage Trust, Floating
                                              Rate Note, 7/25/44 (144A)                                       53,326
         100,000         4.16       NR/Baa2   FREMF 2012-K705 Mortgage Trust, Floating
                                              Rate Note, 9/25/44 (144A)                                       95,885
          25,000         4.29         A-/NR   FREMF Mortgage Trust Class B, Floating
                                              Rate Note, 7/25/48 (144A)                                       26,094
                                                                                                      --------------
                                                                                                      $      329,046
                                                                                                      --------------
                                              Total Real Estate                                       $      329,046
--------------------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.8%
          20,000                      NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29                        $       21,808
          34,520                      NR/NR   Fannie Mae REMICS, 6.0%, 3/25/35                                35,880
          13,008                      NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                               13,307
          50,000                      NR/NR   Government National Mortgage
                                              Association, 4.5%, 9/20/39                                      54,783
          15,339                      NR/NR   Government National Mortgage
                                              Association, 5.25%, 8/16/35                                     17,464
         483,303         0.41         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              11/16/51 (d)                                                    14,415
         244,431         1.03         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              2/16/53 (d)                                                     20,299

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
         291,551         1.10         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              8/16/52 (d)                                             $       21,252
         341,141         1.07         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              9/16/52 (d)                                                     29,288
                                                                                                      --------------
                                                                                                      $      228,496
                                                                                                      --------------
                                              Total Government                                        $      228,496
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              MORTGAGE OBLIGATIONS
                                              (Cost $3,650,913)                                       $    3,703,822
--------------------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 34.3%
                                              ENERGY -- 3.9%
                                              Oil & Gas Drilling -- 0.1%
          25,000                  BBB+/Baa1   Pride International, Inc., 6.875%, 8/15/20              $       29,995
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.2%
          25,000                  BBB-/Baa2   Weatherford International, Ltd., Bermuda,
                                              5.95%, 4/15/42                                          $       24,842
          25,000                  BBB-/Baa2   Weatherford International, Ltd., Bermuda,
                                              9.625%, 3/1/19                                                  31,898
                                                                                                      --------------
                                                                                                      $       56,740
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 1.6%
          50,000                      B-/B3   Carrizo Oil & Gas, Inc., 8.625%, 10/15/18               $       54,750
          50,000                       B/B2   EP Energy LLC, 9.375%, 5/1/20                                   57,750
          90,000                       B/B2   Linn Energy LLC, 7.0%, 11/1/19 (144A)                           89,775
          51,000                       B/B2   Linn Energy LLC, 8.625%, 4/15/20                                54,315
          23,000                   BBB/Baa1   Marathon Oil Corp., 5.9%, 3/15/18                               26,498
          70,000                   BBB/Baa3   Plains Exploration & Production Co.,
                                              6.75%, 2/1/22                                                   76,976
         100,000                     BB/Ba2   Range Resources Corp., 5.0%, 3/15/23                            99,750
                                                                                                      --------------
                                                                                                      $      459,814
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.4%
          40,000                       A/A2   Motiva Enterprises LLC, 5.75%,
                                              1/15/20 (144A)                                          $       46,068
          25,000                   BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                              4/15/18                                                         28,764
          21,000                   BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                            27,412
                                                                                                      --------------
                                                                                                      $      102,244
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 25

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage &
                                              Transportation -- 1.4%
          25,000                  BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                     $       28,394
          25,000                  BBB-/Baa2   DCP Midstream LLC, 9.75%,
                                              3/15/19 (144A)                                                  31,885
          50,000         5.85       BB/Baa3   DCP Midstream LLC, Floating Rate
                                              Note, 5/21/43 (144A)                                            46,750
          65,000         7.00     BBB-/Baa2   Enterprise Products Operating LLC,
                                              Floating Rate Note, 6/1/67                                      67,600
          70,000                   BBB/Baa2   Kinder Morgan Energy Partners LP,
                                              4.15%, 3/1/22                                                   71,214
          10,000                   BBB/Baa2   Kinder Morgan Energy Partners LP,
                                              5.95%, 2/15/18                                                  11,535
          25,000                   BBB/Baa2   Plains All American Pipeline LP, 6.125%,
                                              1/15/17                                                         28,516
          10,000                       A/A3   Questar Pipeline Co., 5.83%, 2/1/18                             11,549
          10,000                   BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                              7/15/18                                                         11,711
          60,000                  BBB-/Baa3   Sunoco Logistics Partners Operations LP,
                                              6.1%, 2/15/42                                                   63,553
          13,000                  BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                              6/15/31                                                         14,738
                                                                                                      --------------
                                                                                                      $      387,445
--------------------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.2%
          45,000                      B+/B3   Alpha Natural Resources, Inc., 6.0%,
                                              6/1/19                                                  $       38,700
          25,000                     BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                              3/13/17 (144A)                                                  24,000
                                                                                                      --------------
                                                                                                      $       62,700
                                                                                                      --------------
                                              Total Energy                                            $    1,098,938
--------------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 1.9%
                                              Diversified Chemicals -- 0.1%
          20,000                   BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42                      $       19,051
--------------------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.6%
         150,000                      B+/NR   Cemex SAB de CV, 5.875%,
                                              3/25/19 (144A)                                          $      146,812
          30,000                   BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                              6.0%, 12/30/19 (144A)                                           34,312
                                                                                                      --------------
                                                                                                      $      181,124
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.4%
          50,000                   BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                              5.125%, 8/1/22                                          $       44,443

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Diversified Metals &
                                              Mining -- (continued)
          35,000                   BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                              5.375%, 4/15/20                                         $       33,406
          45,000                   BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                              Inc., 3.875%, 3/15/23                                           42,594
                                                                                                      --------------
                                                                                                      $      120,443
--------------------------------------------------------------------------------------------------------------------
                                              Gold -- 0.1%
          35,000                  BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23                           $       32,624
--------------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.7%
          30,000                    BB+/Ba1   ArcelorMittal, 6.125%, 6/1/18                           $       32,550
          25,000                    BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18                           28,500
          25,000                   BBB/Baa2   Glencore Funding LLC, 4.125%,
                                              5/30/23 (144A)                                                  23,766
         100,000                    NR/Caa1   Metinvest BV, 10.25%, 5/20/15 (144A)                           100,000
                                                                                                      --------------
                                                                                                      $      184,816
                                                                                                      --------------
                                              Total Materials                                         $      538,058
--------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 1.5%
                                              Aerospace & Defense -- 0.2%
          50,000                     BB/Ba2   Bombardier, Inc., 4.25%, 1/15/16 (144A)                 $       52,125
--------------------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.4%
          25,000                   BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                             $       26,500
          85,000                   BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                                    96,900
                                                                                                      --------------
                                                                                                      $      123,400
--------------------------------------------------------------------------------------------------------------------
                                              Electrical Components &
                                              Equipment -- 0.1%
          25,000                      B-/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17                  $       25,875
--------------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.3%
          25,000                       A/A2   Caterpillar Financial Services Corp.,
                                              7.05%, 10/1/18                                          $       30,790
          60,000                       A/A3   Cummins, Inc., 5.65%, 3/1/98                                    58,293
          10,000                       A/A3   Cummins, Inc., 6.75%, 2/15/27                                   11,721
                                                                                                      --------------
                                                                                                      $      100,804
--------------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.1%
          20,000                   BBB/Baa2   Valmont Industries, Inc., 6.625%, 4/20/20               $       22,970
--------------------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.4%
          55,000                     BB+/NR   Aviation Capital Group Corp., 6.75%,
                                              4/6/21 (144A)                                           $       59,262
          40,000                   BBB/Baa2   GATX Corp., 6.0%, 2/15/18                                       44,678
                                                                                                      --------------
                                                                                                      $      103,940
                                                                                                      --------------
                                              Total Capital Goods                                     $      429,114
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 27

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.9%
                                              Air Freight & Logistics -- 0.3%
          75,000                    CCC+/B2   CEVA Group Plc, 8.375%, 12/1/17 (144A)                  $       77,625
--------------------------------------------------------------------------------------------------------------------
                                              Airlines -- 1.0%
         100,000                    A-/Baa3   Air Canada 2013-1 Class A Pass Through
                                              Trust, 4.125%, 5/15/25 (144A)                           $       95,625
          12,320                     A/Baa1   Delta Air Lines 2010-2 Class A Pass
                                              Through Trust, 4.95%, 5/23/19                                   13,213
          75,000                     BB+/NR   United Airlines 2013-1 Class B Pass
                                              Through Trust, 5.375%, 8/15/21                                  74,812
         100,000                   BBB+/Ba1   US Airways 2013-1 Class A Pass
                                              Through Trust, 3.95%, 11/15/25                                  95,000
                                                                                                      --------------
                                                                                                      $      278,650
--------------------------------------------------------------------------------------------------------------------
                                              Railroads -- 0.1%
          25,000                    BBB+/A3   Burlington Northern Santa Fe LLC,
                                              5.75%, 3/15/18                                          $       28,918
--------------------------------------------------------------------------------------------------------------------
                                              Airport Services -- 0.5%
         150,000                       B/NR   Aguila 3 SA, 7.875%, 1/31/18 (144A)                     $      159,938
                                                                                                      --------------
                                              Total Transportation                                    $      545,131
--------------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.4%
                                              Auto Parts & Equipment -- 0.4%
         100,000                       B/B3   Pittsburgh Glass Works LLC, 8.5%,
                                              4/15/16 (144A)                                          $      104,690
                                                                                                      --------------
                                              Total Automobiles & Components                          $      104,690
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES &
                                              APPAREL -- 0.1%
                                              Home Furnishings -- 0.1%
          25,000                    BBB/Ba1   Mohawk Industries, Inc., 3.85%, 2/1/23                  $       24,161
                                                                                                      --------------
                                              Total Consumer Durables & Apparel                       $       24,161
--------------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.8%
                                              Casinos & Gaming -- 0.3%
          50,000                    BBB-/NR   GLP Capital LP, 4.375%, 11/1/18 (144A)                  $       51,000
          25,000                   BBB/Baa2   International Game Technology, 7.5%,
                                              6/15/19                                                         29,507
                                                                                                      --------------
                                                                                                      $       80,507
--------------------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.5%
          25,000                     NR/Aa2   Bowdoin College, 4.693%, 7/1/12                         $       20,778
          25,000                    AAA/Aaa   Massachusetts Institute of Technology,
                                              5.6%, 7/1/11                                                    29,687
          75,000                    AA-/Aa2   Tufts University, 5.017%, 4/15/12                               71,469

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Education Services -- (continued)
          25,000                    AAA/Aaa   Yale University, 2.9%, 10/15/14                         $       25,612
                                                                                                      --------------
                                                                                                      $      147,546
                                                                                                      --------------
                                              Total Consumer Services                                 $      228,053
--------------------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.2%
                                              Cable & Satellite -- 0.2%
          25,000                  BBB+/Baa1   British Sky Broadcasting Group Plc,
                                              6.1%, 2/15/18 (144A)                                    $       28,760
          10,000                   BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                          11,723
           5,000                   BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19                          5,959
                                                                                                      --------------
                                                                                                      $       46,442
                                                                                                      --------------
                                              Total Media                                             $       46,442
--------------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.4%
                                              Internet Retail -- 0.2%
          50,000                   BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                           $       53,072
--------------------------------------------------------------------------------------------------------------------
                                              Department Stores -- 0.2%
          50,000                  CCC+/Caa2   The Neiman Marcus Group, Inc.,
                                              8.0%, 10/15/21 (144A)                                   $       51,188
                                                                                                      --------------
                                              Total Retailing                                         $      104,260
--------------------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.1%
                                              Drug Retail -- 0.1%
          13,991                  BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                              1/10/33 (144A)                                          $       15,204
                                                                                                      --------------
                                              Total Food & Staples Retailing                          $       15,204
--------------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 1.5%
                                              Brewers -- 0.1%
          20,000                       A/A3   Anheuser-Busch InBev Worldwide, Inc.,
                                              7.75%, 1/15/19                                          $       25,328
--------------------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- 0.2%
          50,000                   BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)                     $       54,040
--------------------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 1.2%
          50,000                      B+/B1   B&G Foods, Inc., 4.625%, 6/1/21                         $       48,812
          70,000                   BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22                           69,622
          45,000                  BBB-/Baa1   Mondelez International, Inc., 6.5%,
                                              2/9/40                                                          53,569
         150,000                      B+/B1   Post Holdings, Inc., 7.375%, 2/15/22                           159,938
                                                                                                      --------------
                                                                                                      $      331,941
--------------------------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.0%
          20,000                  BBB-/Baa2   Lorillard Tobacco Co., 3.75%, 5/20/23                   $       18,782
                                                                                                      --------------
                                              Total Food, Beverage & Tobacco                          $      430,091
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 29

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 0.4%
                                              Health Care Services -- 0.1%
          50,000                      A+/A1   Catholic Health Initiatives, 4.35%,
                                              11/1/42                                                 $       45,564
--------------------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.3%
          75,000                      B-/B3   MedAssets, Inc., 8.0%, 11/15/18                         $       81,188
                                                                                                      --------------
                                              Total Health Care Equipment & Services                  $      126,752
--------------------------------------------------------------------------------------------------------------------
                                              BANKS -- 4.8%
                                              Diversified Banks -- 3.5%
NOK      250,000                    AAA/Aaa   Asian Development Bank, 3.375%,
                                              5/20/14                                                 $       42,338
EURO      50,000                     NR/Aaa   AXA Bank Europe SCF, 3.5%, 11/5/20                              75,729
AUD      100,000                    AA-/Aa2   Cooperatieve Centrale
                                              Raiffeisen-Boerenleenbank BA
                                              Australia, 6.0%, 10/29/15                                       98,619
          75,000                    AA-/Aa2   Cooperatieve Centrale
                                              Raiffeisen-Boerenleenbank BA
                                              Netherlands, 3.875%, 2/8/22                                     76,334
TRY       40,000                    AA-/Aa2   Cooperatieve Centrale
                                              Raiffeisen-Boerenleenbank BA
                                              Netherlands, 3/3/15 (c)                                         18,146
EURO      50,000                      NR/NR   Cooperatieve Centrale
                                              Raiffeisen-Boerenleenbank BA
                                              Netherlands, 6.875%, 3/19/20                                    75,586
NOK    1,500,000                    AAA/Aaa   International Bank for Reconstruction &
                                              Development, 3.25%, 4/14/14                                    253,520
AUD      185,000                    AAA/Aaa   International Bank for Reconstruction &
                                              Development, 5.75%, 10/21/19                                   189,203
         100,000                   BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                              2/24/21 (144A)                                                 110,020
          50,000         4.50       NR/Baa3   Scotiabank Peru SA, Floating Rate Note,
                                              12/13/27 (144A)                                                 45,000
                                                                                                      --------------
                                                                                                      $      984,495
--------------------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 1.1%
          25,000                       A/A1   Mellon Funding Corp., 5.5%, 11/15/18                    $       28,751
          75,000                   BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                             79,641
         115,000         6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                                 121,325
          65,000         4.48      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                                  64,870
          20,000                      A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                                23,164
                                                                                                      --------------
                                                                                                      $      317,751
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.2%
          50,000                  BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17                  $       52,918
                                                                                                      --------------
                                              Total Banks                                             $    1,355,164
--------------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 4.0%
                                              Other Diversified Financial
                                              Services -- 1.6%
          25,000                      A-/NR   Carlyle Holdings II Finance LLC, 5.625%,
                                              3/30/43 (144A)                                          $       23,494
         100,000         7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                              Rate Note (Perpetual)                                          111,500
NZD      100,000                       A/A2   JPMorgan Chase & Co., 4.25%, 11/2/18                            78,185
          25,000                       A/A2   JPMorgan Chase & Co., 6.0%, 1/15/18                             28,915
         125,000         5.15       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                              Note (Perpetual)                                               113,125
         100,000                      A-/NR   KKR Group Finance Co., II LLC, 5.5%,
                                              2/1/43 (144A)                                                   93,576
                                                                                                      --------------
                                                                                                      $      448,795
--------------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.4%
          91,000                    BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                              10/15/19 (144A)                                         $       94,853
          10,000                      A+/A1   National Rural Utilities Cooperative
                                              Finance Corp., 5.45%, 2/1/18                                    11,465
                                                                                                      --------------
                                                                                                      $      106,318
--------------------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.2%
           5,000                      A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                        $        5,782
          50,000                     BBB/NR   Prospect Capital Corp., 5.875%,
                                              3/15/23                                                         48,191
                                                                                                      --------------
                                                                                                      $       53,973
--------------------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 1.8%
         110,000         4.00       BB+/Ba2   Goldman Sachs Capital II, Floating Rate
                                              Note (Perpetual)                                        $       81,125
          50,000                   BBB/Baa3   Jefferies Group LLC, 6.875%, 4/15/21                            56,500
          10,000                     BBB/A3   Macquarie Group, Ltd., 6.0%,
                                              1/14/20 (144A)                                                  10,999
         100,000                  BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%, 5/14/38                      127,747
          75,000                  BBB+/Baa2   Morgan Stanley Co., 4.1%, 5/22/23                               72,446
          50,000                  BBB+/Baa2   Morgan Stanley Co., 4.875%, 11/1/22                             51,473
          10,000                    A-/Baa1   Morgan Stanley Co., 5.5%, 1/26/20                               11,286
          25,000                   BBB/Baa2   Raymond James Financial, Inc.,
                                              4.25%, 4/15/16                                                  26,578

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 31

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Investment Banking &
                                              Brokerage -- (continued)
          90,000                    NR/Baa3   Scottrade Financial Services, Inc.,
                                              6.125%, 7/11/21 (144A)                                  $       87,956
                                                                                                      --------------
                                                                                                      $      526,110
                                                                                                      --------------
                                              Total Diversified Financials                            $    1,135,196
--------------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 3.4%
                                              Life & Health Insurance -- 1.1%
          35,000                    BBB+/NR   Delphi Financial Group, Inc.,
                                              7.875%, 1/31/20                                         $       41,749
          15,000                    A-/Baa1   Lincoln National Corp., 8.75%, 7/1/19                           19,572
          25,000         6.05      BBB/Baa3   Lincoln National Corp., Floating Rate
                                              Note, 4/20/67                                                   24,812
          35,000                   BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                                   52,238
          45,000                    A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                         54,685
         100,000         5.88     BBB+/Baa2   Prudential Financial, Inc., Floating Rate
                                              Note, 9/15/42                                                  101,500
                                                                                                      --------------
                                                                                                      $      294,556
--------------------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.4%
          60,000                     BBB/A3   AXA SA, 8.6%, 12/15/30                                  $       73,034
          40,000                  BBB-/Baa3   Genworth Holdings, Inc., 7.2%, 2/15/21                          47,135
                                                                                                      --------------
                                                                                                      $      120,169
--------------------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 1.0%
          20,000                  BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                              11/9/22                                                 $       20,112
         100,000         6.80      BBB/Baa3   QBE Capital Funding II LP, Floating Rate
                                              Note (Perpetual) (144A)                                        101,000
         110,000         6.50      BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                              5/15/57                                                        115,786
          50,000                  BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                              7.5%, 3/1/20                                                    57,214
                                                                                                      --------------
                                                                                                      $      294,112
--------------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 0.9%
          50,000                     BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                              10/15/22                                                $       50,386
          40,000                     BBB/NR   Platinum Underwriters Finance, Inc.,
                                              7.5%, 6/1/17                                                    45,211
          35,000         6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                              Floating Rate Note, 12/15/65                                    34,388
          95,000         7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                              Rate Note (Perpetual) (144A)                                    97,774

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
          25,000         5.88         NR/NR   Wilton Re Finance LLC, Floating Rate
                                              Note, 3/30/33 (144A)                                    $       24,875
                                                                                                      --------------
                                                                                                      $      252,634
                                                                                                      --------------
                                              Total Insurance                                         $      961,471
--------------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.6%
                                              Diversified REIT -- 0.3%
          20,000                   BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15                  $       20,973
          10,000                   BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20                         10,954
          50,000                     BB/Ba1   DuPont Fabros Technology LP, 5.875%,
                                              9/15/21 (144A)                                                  51,250
                                                                                                      --------------
                                                                                                      $       83,177
--------------------------------------------------------------------------------------------------------------------
                                              Office REIT -- 0.6%
          40,000                  BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                              4.6%, 4/1/22                                            $       40,975
          25,000                  BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                              5/15/23                                                         23,010
          35,000                   BBB/Baa2   Highwoods Realty LP, 3.625%, 1/15/23                            32,932
          25,000                   BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                            25,270
          50,000                   BBB/Baa2   Piedmont Operating Partnership LP,
                                              3.4%, 6/1/23                                                    45,784
                                                                                                      --------------
                                                                                                      $      167,971
--------------------------------------------------------------------------------------------------------------------
                                              Retail REIT -- 0.2%
          35,000                  BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                                 $       41,002
--------------------------------------------------------------------------------------------------------------------
                                              Specialized REIT -- 0.5%
          25,000                  BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                              1/17/17                                                 $       28,162
          40,000                  BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                              8/15/22                                                         40,831
          25,000                  BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                              8/15/14                                                         25,489
          45,000                  BBB-/Baa3   Senior Housing Properties Trust,
                                              6.75%, 4/15/20                                                  50,245
                                                                                                      --------------
                                                                                                      $      144,727
                                                                                                      --------------
                                              Total Real Estate                                       $      436,877
--------------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.7%
                                              Internet Software & Services -- 0.3%
         100,000                     BB-/B2   Bankrate, Inc., 6.125%, 8/15/18 (144A)                  $      103,000
--------------------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced
                                              Services -- 0.2%
          50,000                    BB-/Ba2   Audatex North America, Inc., 6.0%,
                                              6/15/21 (144A)                                          $       51,625
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 33

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Home Entertainment Software -- 0.2%
          50,000                    BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                              9/15/23 (144A)                                          $       52,250
                                                                                                      --------------
                                              Total Software & Services                               $      206,875
--------------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS &
                                              SEMICONDUCTOR EQUIPMENT -- 0.1%
                                              Semiconductor Equipment -- 0.1%
          25,000                   BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                          $       29,654
                                                                                                      --------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                                 $       29,654
--------------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 2.6%
                                              Integrated Telecommunication
                                              Services -- 1.6%
CHF       40,000                  BBB+/Baa1   Deutsche Telekom AG, 3.75%, 4/22/14                     $       44,878
          30,000                    BB-/Ba2   Frontier Communications Corp.,
                                              8.5%, 4/15/20                                                   34,275
          45,000                      NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                              6/15/16 (144A)                                                  47,597
          45,000                      NR/A2   GTP Towers Issuer LLC, 4.436%,
                                              2/15/15 (144A)                                                  46,450
          20,000                       A/A2   Qtel International Finance, Ltd., 6.5%,
                                              6/10/14 (144A)                                                  20,626
EURO      50,000                   BBB/Baa2   Telefonica Emisiones SAU, 5.496%, 4/1/16                        74,262
          75,000                   BBB/Baa2   Telefonica Emisiones SAU, 6.221%, 7/3/17                        84,588
          25,000                      NR/NR   Unison Ground Lease Funding LLC,
                                              2.981%, 3/15/20 (144A)                                          24,158
          70,000                  BBB+/Baa1   Verizon Communications, Inc., 6.55%,
                                              9/15/43                                                         81,215
                                                                                                      --------------
                                                                                                      $      458,049
--------------------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- 1.0%
          30,000                      NR/A2   Crown Castle Towers LLC, 4.883%,
                                              8/15/20 (144A)                                          $       32,268
          75,000                     BB/Ba3   MetroPCS Wireless, Inc., 6.625%,
                                              11/15/20                                                        79,312
RUB    5,000,000                     BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                              2/13/18 (144A)                                                 157,355
                                                                                                      --------------
                                                                                                      $      268,935
                                                                                                      --------------
                                              Total Telecommunication Services                        $      726,984
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 2.0%
                                              Electric Utilities -- 1.8%
          10,000                      A-/A3   Commonwealth Edison Co., 6.15%,
                                              9/15/17                                                 $       11,709
          25,000                   BBB/Baa2   Commonwealth Edison Co., 6.95%,
                                              7/15/18                                                         28,959
         100,000         5.25       BBB+/A3   Electricite de France SA, Floating Rate
                                              Note (Perpetual) (144A)                                         98,300
         200,000         8.75        NR/Ba1   Enel S.p.A., Floating Rate Note,
                                              9/24/73 (144A)                                                 216,660
          70,000                   BBB/Baa3   Public Service Co. of New Mexico,
                                              7.95%, 5/15/18                                                  84,333
          50,000         6.25     BBB-/Baa2   Southern California Edison Co., Floating
                                              Rate Note (Perpetual)                                           52,250
          10,000                    BBB+/A3   West Penn Power Co., 5.95%,
                                              12/15/17 (144A)                                                 11,470
                                                                                                      --------------
                                                                                                      $      503,681
--------------------------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.1%
          25,000                  BBB+/Baa1   New York State Electric & Gas Corp.,
                                              6.15%, 12/15/17 (144A)                                  $       28,291
--------------------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 0.1%
          35,813                  BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                              7/31/29 (144A)                                          $       36,739
                                                                                                      --------------
                                              Total Utilities                                         $      568,711
--------------------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 2.0%
         200,000                     BBB/NR   Brazil Minas SPE via State of Minas
                                              Gerais, 5.333%, 2/15/28 (144A)                          $      196,000
TRY       50,000                     AAA/NR   European Bank for Reconstruction &
                                              Development, 0.5%, 2/26/15                                      22,869
GBP       50,000                     AAA/NR   European Bank for Reconstruction &
                                              Development, 1.875%, 12/10/13                                   80,349
TRY       65,000                    AAA/Aaa   European Investment Bank, 3/2/15 (c)                            29,700
IDR  850,000,000                     NR/Aaa   Inter-American Development Bank,
                                              4.5%, 2/4/16                                                    70,172
BRL      400,000                    AAA/Aaa   International Finance Corp., 5.0%,
                                              12/21/15                                                       164,263
                                                                                                      --------------
                                                                                                      $      563,353
                                                                                                      --------------
                                              Total Government                                        $      563,353
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $9,336,834)                                       $    9,675,179
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 35

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS -- 3.6%
         246,996                    AAA/Aaa   Fannie Mae, 3.5%, 9/1/42                                $      253,637
          38,583                    AAA/Aaa   Fannie Mae, 4.5%, 4/1/41                                        41,309
          41,224                    AAA/Aaa   Fannie Mae, 5.0%, 6/1/40                                        44,987
         178,422                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              5.0%, 9/1/38-10/1/38                                           192,066
          61,081                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              6.0%, 8/1/37                                                    66,918
         154,242                    AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              6.5%, 1/1/38-4/1/38                                            175,831
          92,273                    AAA/Aaa   Government National Mortgage
                                              Association II, 4.5%, 9/20/41                                  100,047
          60,000                    AA+/Aaa   U.S. Treasury Bond, 4.5%, 2/15/36                               70,031
          60,000                    AA+/Aaa   U.S. Treasury Bond, 4.5%, 8/15/39                               70,031
                                                                                                      --------------
                                                                                                      $    1,014,857
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS
                                              (Cost $976,666)                                         $    1,014,857
--------------------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT
                                              BONDS -- 30.1%
AUD      100,000                     NR/Aaa   Australia Government Bond, 5.75%,
                                              5/15/21                                                 $      106,797
EURO      50,000                    AA+/Aaa   Austria Government Bond, 4.15%,
                                              3/15/37 (144A) (144A)                                           83,295
EURO      50,000                    AA+/Aaa   Austria Government Bond, 4.35%,
                                              3/15/19 (144A) (144A)                                           79,589
EURO      25,000                     NR/Aa3   Belgium Government Bond, 5.5%,
                                              3/28/28                                                         44,106
         200,000                    BB+/Ba1   Croatia Government International Bond,
                                              5.5%, 4/4/23 (144A)                                            198,500
DKK      250,000                    AAA/Aaa   Denmark Government Bond, 4.5%,
                                              11/15/39                                                        62,249
COP  124,000,000                     NR/Ba1   Empresa de Telecomunicaciones de
                                              Bogota, 7.0%, 1/17/23 (144A)                                    56,517
EURO     300,000                    AAA/Aaa   Finland Government Bond, 4.375%,
                                              7/4/19 (144A)                                                  481,848
GHS       10,000                      NR/NR   Ghana Government Bond, 16.9%, 3/7/16                             4,319
GHS      100,000                      NR/NR   Ghana Government Bond, 19.24%,
                                              5/30/16                                                         45,101
GHS      380,000                      NR/NR   Ghana Government Bond, 21.0%,
                                              10/26/15                                                       176,205
GHS       25,000                      NR/NR   Ghana Government Bond, 26.0%, 6/5/17                            13,164
IDR  100,000,000                     BB+/NR   Indonesia Recapitalization Bond,
                                              14.275%, 12/15/13                                                8,947

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                    Floating     S&P/Moody's
Principal           Rate (b)     Ratings
Amount ($)          (unaudited)  (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT
                                               BONDS -- (continued)
IDR   222,000,000                    NR/Baa3   Indonesia Treasury Bond,
                                               6.125%, 5/15/28                                        $       16,686
IDR   200,000,000                    NR/Baa3   Indonesia Treasury Bond, 7.0%, 5/15/27                         16,497
IDR 2,500,000,000                    NR/Baa3   Indonesia Treasury Bond, 7.375%,
                                               9/15/16                                                       224,884
IDR 1,210,000,000                    NR/Baa3   Indonesia Treasury Bond, 8.25%,
                                               6/15/32                                                       108,414
EURO       35,000                   BBB+/Ba1   Ireland Government Bond, 5.0%,
                                               10/18/20                                                       52,775
EURO       50,000                    NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                               3.75%, 8/1/16                                                  71,306
EURO      100,000                    NR/Baa2   Italy Buoni Poliennali Del Tesoro, 4.75%,
                                               8/1/23 (144A) (144A)                                          145,490
EURO       25,000                    NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                               6.5%, 11/1/27                                                  41,121
JPY    46,500,000                     NR/Aa3   Japan Government Ten Year Bond,
                                               1.0%, 12/20/21                                                493,275
JPY    30,000,000                     NR/Aa3   Japan Government Ten Year Bond,
                                               1.7%, 9/20/16                                                 318,884
JPY     5,000,000                     NR/Aa3   Japan Government Thirty Year Bond,
                                               2.3%, 12/20/36                                                 58,045
JPY    27,000,000                     NR/Aa3   Japan Government Twenty Year Bond,
                                               1.5%, 3/20/19                                                 293,330
MYR       885,000                      NR/NR   Malaysia Government Bond,
                                               3.418%, 8/15/22                                               275,421
MXN     1,290,000                    A-/Baa1   Mexican Bonos, 6.5%, 6/9/22                                   102,864
MXN       100,000                    A-/Baa1   Mexican Bonos, 7.5%, 6/3/27                                     8,390
MXN       250,000                    A-/Baa1   Mexican Bonos, 9.5%, 12/18/14                                  20,421
MXN     2,394,811                    A-/Baa1   Mexican Udibonos, 2.0%, 6/9/22                                180,563
MXN     5,987,028                    A-/Baa1   Mexican Udibonos, 3.5%, 12/14/17                              503,358
EURO       91,000                     NR/Aaa   Netherlands Government Bond, 5.5%,
                                               1/15/28 (144A)                                                168,136
NGN    20,000,000                      NR/NR   Nigeria Government Bond, 16.0%,
                                               6/29/19                                                       144,257
NGN     7,000,000                      NR/NR   Nigeria Treasury Bill, 2/6/14 (c)                              42,678
NGN    15,000,000                      NR/NR   Nigeria Treasury Bill, 3/6/14 (c)                              90,709
NGN    27,000,000                      NR/NR   Nigeria Treasury Bill, 4/10/14 (c)                            161,267
NGN    15,000,000                      NR/NR   Nigeria Treasury Bill, 4/24/14 (c)                             89,247
NOK       300,000                    AAA/Aaa   Norway Government Bond, 2.0%,
                                               5/24/23                                                        47,004
NOK       665,000                    AAA/Aaa   Norway Government Bond, 4.25%,
                                               5/19/17                                                       120,461
NOK       240,000                    AAA/Aaa   Norway Government Bond, 4.5%, 5/22/19                          44,849

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 37

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT
                                              BONDS -- (continued)
NOK    2,025,000                    AAA/Aaa   Norway Government Bond, 5.0%,
                                              5/15/15                                                 $      357,259
PHP    6,480,000                    NR/Baa3   Philippine Government Bond, 5.875%,
                                              3/1/32                                                         177,666
PHP    2,970,000                    NR/Baa3   Philippine Government Bond, 7.625%,
                                              9/29/36                                                         97,884
PHP      800,000                    NR/Baa3   Philippine Government Bond, 8.0%,
                                              7/19/31                                                         27,049
PLN    1,400,000                       A/A2   Poland Government Bond, 5.25%,
                                              10/25/17                                                       486,533
NZD      250,000                    AA-/Aa2   Province of Ontario Canada, 6.25%,
                                              6/16/15                                                        214,828
AUD      100,000                    AA+/Aa1   Queensland Treasury Corp., 5.75%,
                                              7/22/24                                                        101,157
AUD      120,000                    AA+/Aa1   Queensland Treasury Corp., 6.0%, 7/21/22                       124,519
RON      770,000                      NR/NR   Romania Government Bond, 5.85%,
                                              4/26/23                                                        251,420
RON      200,000                      NR/NR   Romania Government Bond, 5.9%,
                                              7/26/17                                                         64,879
RUB    4,200,000                  BBB+/Baa1   Russian Federal Bond -- OFZ, 7.5%,
                                              3/15/18                                                        135,450
RUB    9,000,000                  BBB+/Baa1   Russian Federal Bond -- OFZ, 8.15%,
                                              2/3/27                                                         297,401
         200,000                       B/NR   Rwanda International Government Bond,
                                              6.625%, 5/2/23 (144A)                                          183,500
EURO     100,000                  BBB-/Baa3   Spain Government Bond, 4.1%, 7/30/18                           144,942
SEK      115,000                    AAA/Aaa   Sweden Government Bond, 4.5%,
                                              8/12/15                                                         18,849
TRY      230,000                      NR/NR   Turkey Government Bond, 10.5%,
                                              1/15/20                                                        126,708
         200,000                     B/Caa1   Ukraine Government International Bond,
                                              7.5%, 4/17/23 (144A)                                           173,500
GBP       70,000                     NR/Aa1   United Kingdom Gilt, 4.25%, 9/7/39                             128,363
GBP       75,000                     NR/Aa1   United Kingdom Gilt, 8.75%, 8/25/17                            154,641
                                                                                                      --------------
                                                                                                      $    8,467,517
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $8,665,758)                                       $    8,467,517
--------------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 3.3%
                                              Municipal Airport -- 0.0%
          20,000                   BBB/Baa1   Indianapolis Airport Authority,
                                              5.1%, 1/15/17                                           $       22,165
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Development -- 0.2%
          50,000                    AA-/Aa3   California Statewide Communities
                                              Development Authority, 6.0%, 8/15/42                    $       55,102
--------------------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.3%
          70,000                      AA/A2   JobsOhio Beverage System,
                                              3.985%, 1/1/29                                          $       65,613
          20,000                      AA/A2   JobsOhio Beverage System,
                                              4.532%, 1/1/35                                                  19,042
                                                                                                      --------------
                                                                                                      $       84,655
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Higher Education -- 1.8%
          25,000                      A+/NR   Baylor University, 4.313%, 3/1/42                       $       22,534
          50,000                    AAA/Aaa   Connecticut State Health & Educational
                                              Facility Authority, 5.0%, 7/1/40                                53,694
          25,000                    AAA/Aaa   Connecticut State Health & Educational
                                              Facility Authority, 5.0%, 7/1/42                                26,376
          50,000                    AAA/Aaa   Houston Higher Education Finance Corp.,
                                              4.5%, 11/15/37                                                  50,311
          25,000                     AA/Aa1   Illinois Finance Authority, 5.0%, 10/1/51                       25,145
          70,000                    AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 11/15/36                            78,044
          25,000                    AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 7/1/32                              30,949
          10,000                    AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 7/1/36                              11,078
          30,000                    AAA/Aaa   Missouri State Health & Educational
                                              Facilities Authority, 5.0%, 11/15/39                            31,763
          50,000                     AA/Aa1   New York State Dormitory Authority
                                              Series A, 5.0%, 7/1/40                                          52,972
          50,000                    AAA/Aaa   New York State Dormitory Authority,
                                              5.0%, 7/1/38                                                    53,158
          20,000                    AAA/Aaa   Permanent University Fund,
                                              5.0%, 7/1/30                                                    22,525
          50,000                     AA/Aa1   University of California, 3.38%,
                                              5/15/28                                                         46,294
                                                                                                      --------------
                                                                                                      $      504,843
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Medical -- 0.1%
          25,000                     AA-/A1   Massachusetts Development Finance
                                              Agency, 5.25%, 4/1/37                                   $       26,058
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Power -- 0.1%
          25,000                     AA-/A1   South Carolina State Public Service
                                              Authority, 5.0%, 12/1/43                                $       25,207
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Transportation -- 0.2%
          50,000                    AA+/Aa2   Metropolitan Transit Authority of Harris
                                              County, 5.0%, 11/1/41                                   $       51,732
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 39

--------------------------------------------------------------------------------------------------------------------
                   Floating     S&P/Moody's
Principal          Rate (b)     Ratings
Amount ($)         (unaudited)  (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Water -- 0.4%
          45,000                    AAA/Aa1   City of Charleston South Carolina
                                              Waterworks & Sewer System Revenue,
                                              5.0%, 1/1/41                                            $       47,405
          20,000                    AAA/Aa2   Hampton Roads Sanitation District,
                                              5.0%, 4/1/38                                                    20,806
          45,000                     AAA/NR   Tarrant Regional Water District,
                                              5.0%, 3/1/52                                                    46,310
                                                                                                      --------------
                                                                                                      $      114,521
--------------------------------------------------------------------------------------------------------------------
                                              Municipal Obligation -- 0.2%
          50,000                    AA+/Aa1   State of Washington, 5.0%, 8/1/39                       $       52,451
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $926,256)                                         $      936,734
--------------------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE
                                              LOAN INTEREST -- 0.2%**
                                              TELECOMMUNICATION SERVICES -- 0.2%
                                              Integrated Telecommunication
                                              Services -- 0.2%
          48,902         3.75        BB/Ba3   West Corp., Term B-8 Loan, 6/30/18                      $       49,127
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTEREST
                                              (Cost $49,698)                                          $       49,127
--------------------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH
                                              INVESTMENT -- 2.3%
                                              Repurchase Agreement -- 2.3%
         655,000                              Bank of Nova Scotia, 0.10%, dated
                                              10/31/13, repurchase price of $655,000
                                              plus accrued interest on 11/1/13
                                              collateralized by the following:
                                              $217,040 Freddie Mac Giant, 3.5-4.0%,
                                              9/1/33-9/1/43
                                              $69,813 Federal Home Loan Mortgage
                                              Corp., 3.532-3.561%, 3/1/41-5/1/42
                                              $207,196 Federal National Mortgage
                                              Association, 2.5-4.0%, 10/1/25-4/1/42
                                              $174,091 Government National Mortgage
                                              Association II, 3.5-5.0%,
                                              9/20/40-4/20/43                                         $      655,000
                                                                                                      --------------
                                              TOTAL TEMPORARY CASH INVESTMENT
                                              (Cost $655,000)                                         $      655,000
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 95.2%
                                              (Cost $26,371,674) (a)                                  $   26,809,867
--------------------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 4.8%                      $    1,363,073
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                              $   28,172,940
====================================================================================================================

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

PIK         Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2013, the value of these securities amounted to $6,510,878 or 23.1% of total net assets.

(a) At October 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $26,377,630 was as follows:

               Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                                  $1,215,338

               Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                                    (783,101)
                                                                                            -----------
               Net unrealized gain                                                          $  432,237
                                                                                            ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 41

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD            Australian Dollar

BRL            Brazilian Real

CAD            Canadian Dollar

CHF            Swiss Franc

COP            Colombian Peso

DKK            Danish Kroner

EURO           Euro

GBP            British Pound Sterling

GHS            Ghanian Cedi

IDR            Indonesian Rupiah

JPY            Japanese Yen

MXN            Mexican Peso

MYR            Malaysian Ringgit

NGN            Nigerian Naira

NOK            Norwegian Krone

NZD            New Zealand Dollar

PHP            Philippine Peso

PLN            New Polish Zloty

RON            Romanian New Leu

RUB            Russian Ruble

SEK            Swedish Krone

TRY            Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2013 aggregated $9,540,066 and $8,858,438, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                                     Level 1       Level 2       Level 3         Total
---------------------------------------------------------------------------------------------
Convertible Corporate Bonds          $         --  $   609,400   $           --  $   609,400
Preferred Stocks                          451,999       49,781          105,090      606,870
Convertible Preferred Stocks              148,070           --               --      148,070
Asset Backed Securities                        --      943,291               --      943,291
Collateralized Mortgage Obligations            --    3,703,822               --    3,703,822
Corporate Bonds                                --    9,675,179               --    9,675,179
U.S. Government Agency Obligations             --    1,014,857               --    1,014,857
Foreign Government Bonds                       --    8,467,517               --    8,467,517
Municipal Bonds                                --      936,734               --      936,734
Senior Floating Rate Loan Interests            --       49,127               --       49,127
Temporary Cash Investments                     --      655,000               --      655,000
---------------------------------------------------------------------------------------------
Total                                $    600,069  $26,104,708   $      105,090  $26,809,867
=============================================================================================
Other Financial Instruments
Net unrealized appreciation on
 futures contracts                   $     10,734  $       --    $           --  $    10,734
Net unrealized depreciation on
 forward foreign currency contracts            --      (60,082)              --      (60,082)
---------------------------------------------------------------------------------------------
Total Other Financial Instruments    $     10,734  $   (60,082)  $           --  $   (49,348)
=============================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------
                                                                      Preferred
                                                                      Stocks
---------------------------------------------------------------------------------
Balance as of 10/31/12                                                $        --
Realized gain (loss)(1)                                                        --
Change in unrealized appreciation (depreciation)(2)                        30,090
Purchases                                                                  75,000
Sales                                                                          --
Transfers in to Level 3*                                                       --
Transfers out of Level 3*                                                      --
---------------------------------------------------------------------------------
Balance as of 10/31/13                                                $   105,090
=================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2013, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still held
    as of 10/31/13                                                                   $30,090
                                                                                     -------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 43

Statement of Assets and Liabilities | 10/31/13

ASSETS:
  Investment in securities, at value (cost $26,371,674)                      $26,809,867
  Cash                                                                           129,233
  Futures collateral                                                               8,850
  Foreign currencies, at value (cost $947,842)                                   946,272
  Receivables --
     Investment securities sold                                                        4
     Fund shares sold                                                            134,627
     Interest                                                                    334,097
  Due from affliates                                                              10,198
  Other assets                                                                    25,007
-----------------------------------------------------------------------------------------
        Total assets                                                         $28,398,155
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $    20,000
     Fund shares repurchased                                                       7,008
     Dividends                                                                    59,773
     Variation margin                                                                938
  Due to affliates                                                                 2,445
  Net unrealized depreciation on forward foreign currency contracts               60,082
  Accrued expenses                                                                74,969
-----------------------------------------------------------------------------------------
        Total liabilities                                                    $   225,215
=========================================================================================
NET ASSETS:
  Paid-in capital                                                            $27,641,453
  Distributions in excess of net investment income                                (5,083)
  Accumulated net realized gain on investments, futures contracts
     and foreign currency transactions                                           151,586
  Net unrealized appreciation on investments                                     438,193
  Net unrealized appreciation on futures contracts                                10,734
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              (63,943)
-----------------------------------------------------------------------------------------
        Total net assets                                                     $28,172,940
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $6,887,894/627,567 shares)                               $     10.98
  Class C (based on $3,846,592/349,251 shares)                               $     11.01
  Class Y (based on $17,438,454/1,574,988 shares)                            $     11.07
MAXIMUM OFFERING PRICE:
  Class A ($10.98 (divided by) 95.5%)                                        $     11.50
=========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Statement of Operations

For the Year Ended 10/31/13

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $11,928)       $  1,193,909
  Dividends                                                       35,855
-----------------------------------------------------------------------------------------
        Total investment income                                             $  1,229,764
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $    141,582
  Transfer agent fees and expenses
     Class A                                                      13,492
     Class C                                                       5,165
     Class Y                                                         572
  Distribution fees
     Class A                                                      19,138
     Class C                                                      41,349
  Shareholder communications expense                               8,128
  Administrative reimbursements                                   32,447
  Custodian fees                                                  53,503
  Registration fees                                               44,451
  Professional fees                                               56,197
  Printing expense                                                33,546
  Fees and expenses of nonaffiliated trustees                      6,000
  Miscellaneous                                                   74,209
-----------------------------------------------------------------------------------------
     Total expenses                                                         $    529,779
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                  (250,717)
-----------------------------------------------------------------------------------------
     Net expenses                                                           $    279,062
-----------------------------------------------------------------------------------------
        Net investment income                                               $    950,702
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $    203,435
     Futures contracts                                           (52,623)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (14,642)   $    136,170
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $ (1,192,955)
     Futures contracts                                            13,281
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (63,044)   $ (1,242,718)
-----------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and foreign
     currency transactions                                                  $ (1,106,548)
-----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $   (155,846)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 45

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                            Year Ended     Year Ended
                                                            10/31/13       10/31/12
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    950,702   $    952,874
Net realized gain on investments, futures contracts and
  foreign currency transactions                                  136,170        215,985
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                       (1,242,718)       563,347
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                     $   (155,846)  $  1,732,206
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.29 and $0.36 per share, respectively)      $    201,827   $   (386,138)
     Class C ($0.19 and $0.26 per share, respectively)            71,517        (86,797)
     Class Y ($0.32 and $0.38 per share, respectively)           466,944       (463,695)
Net realized gain:
     Class A ($0.17 and $0.02 per share, respectively)      $    113,364   $    (27,154)
     Class C ($0.17 and $0.02 per share, respectively)            60,494         (7,524)
     Class Y ($0.17 and $0.02 per share, respectively)           238,175        (23,478)
----------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (1,152,321)  $   (994,786)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  6,054,922   $  7,636,227
Reinvestment of distributions                                    320,142        347,577
Cost of shares repurchased                                    (5,463,448)    (9,696,973)
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                             $    911,616   $ (1,713,169)
----------------------------------------------------------------------------------------
     Net decrease in net assets                             $   (396,551)  $   (975,749)
NET ASSETS:
Beginning of year                                             28,569,491     29,545,240
----------------------------------------------------------------------------------------
End of year                                                 $ 28,172,940   $ 28,569,491
----------------------------------------------------------------------------------------
Distributions in excess of net investment income            $     (5,083)  $    (19,345)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------
                                '13 Shares    '13 Amount    '12 Shares   '12 Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                        193,258    $  2,180,260     250,541   $  2,789,945
Reinvestment of distributions       21,726         243,127      26,618        297,724
Less shares repurchased           (381,847)     (4,289,342)   (803,862)    (9,004,913)
--------------------------------------------------------------------------------------
     Net decrease                 (166,863)   $ (1,865,955)   (526,703)  $ (5,917,244)
======================================================================================
Class C
Shares sold                         66,648    $    752,099      83,899   $    940,484
Reinvestment of distributions        6,749          75,775       4,423         49,724
Less shares repurchased            (84,082)       (933,826)    (44,926)      (507,374)
--------------------------------------------------------------------------------------
     Net increase (decrease)       (10,685)   $   (105,952)     43,396   $    482,834
======================================================================================
Class Y
Shares sold                        275,954    $  3,122,563     349,184   $  3,905,798
Reinvestment of distributions          111           1,240          11            129
Less shares repurchased            (21,451)       (240,280)    (16,526)      (184,686)
--------------------------------------------------------------------------------------
     Net increase                  254,614    $  2,883,523     332,669   $  3,721,241
======================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year       Year       Year       Year
                                                                       Ended        Ended      Ended      Ended      Ended
                                                                       10/31/13     10/31/12   10/31/11   10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $ 11.49      $ 11.22    $ 11.19    $ 10.84    $  9.25
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.30      $  0.36    $  0.34    $  0.35    $  0.39
   Net realized and unrealized gain (loss) on investments                (0.35)        0.29       0.01       0.41       1.57
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations       $ (0.05)     $  0.65    $  0.35    $  0.76    $  1.96
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.29)       (0.36)     (0.32)     (0.40)     (0.37)
   Net realized gain                                                     (0.17)       (0.02)        --      (0.01)        --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.46)     $ (0.38)   $ (0.32)   $ (0.41)   $ (0.37)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.51)     $  0.27    $  0.03    $  0.35    $  1.59
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 10.98      $ 11.49    $ 11.22    $ 11.19    $ 10.84
==============================================================================================================================
Total return*                                                            (0.45)%       5.98%      3.22%      7.21%     21.58%
Ratio of net expenses to average net assets                               1.00%        1.00%      1.00%      1.00%      1.00%
Ratio of net investment income to average net assets                      3.36%        3.26%      2.94%      3.26%      3.83%
Portfolio turnover rate                                                     33%          29%        34%        27%        28%
Net assets, end of period (in thousands)                               $ 6,888      $ 9,128    $14,830    $ 6,235    $ 5,434
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                         2.05%        1.65%      2.07%      2.35%      2.90%
   Net investment income                                                  2.31%        2.60%      1.86%      1.91%      1.93%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year       Year       Year       Year
                                                                       Ended        Ended      Ended      Ended      Ended
                                                                       10/31/13     10/31/12   10/31/11   10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 11.51      $ 11.23    $ 11.19    $ 10.82    $  9.23
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.20      $  0.26    $  0.24    $  0.25    $  0.29
   Net realized and unrealized gain (loss) on investments                (0.34)        0.30       0.02       0.43       1.58
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations       $ (0.14)     $  0.56    $  0.26    $  0.68    $  1.87
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.19)       (0.26)     (0.22)     (0.30)     (0.28)
   Net realized gain                                                     (0.17)       (0.02)        --      (0.01)        --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.36)     $ (0.28)   $ (0.22)   $ (0.31)   $ (0.28)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.50)     $  0.28    $  0.04    $  0.37    $  1.59
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 11.01      $ 11.51    $ 11.23    $ 11.19    $ 10.82
==============================================================================================================================
Total return*                                                            (1.24)%       5.09%      2.39%      6.45%     20.55%
Ratio of net expenses to average net assets                               1.90%        1.90%      1.90%      1.90%      1.89%
Ratio of net investment income to average net assets                      2.46%        2.33%      2.15%      2.37%      2.94%
Portfolio turnover rate                                                     33%          29%        34%        27%        28%
Net assets, end of period (in thousands)                               $ 3,847      $ 4,414    $ 3,555    $ 3,264    $ 3,281
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                         2.75%        2.39%      2.94%      3.00%      3.57%
   Net investment income                                                  1.61%        1.84%      1.11%      1.27%      1.26%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 49

------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year       Year       Year       Year
                                                                       Ended        Ended      Ended      Ended      Ended
                                                                       10/31/13     10/31/12   10/31/11   10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $ 11.59      $ 11.30    $ 11.22    $ 10.85    $  9.25
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.33      $  0.39    $  0.35    $  0.34    $  0.38
   Net realized and unrealized gain (loss) on investments                (0.36)        0.30       0.05       0.45       1.59
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations       $ (0.03)     $  0.69    $  0.40    $  0.79    $  1.97
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.32)       (0.38)     (0.32)     (0.41)     (0.37)
   Net realized gain                                                     (0.17)       (0.02)        --      (0.01)        --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.49)     $ (0.40)   $ (0.32)   $ (0.42)   $ (0.37)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.52)     $  0.29    $  0.08    $  0.37    $  1.60
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 11.07      $ 11.59    $ 11.30    $ 11.22    $ 10.85
==============================================================================================================================
Total return*                                                            (0.25)%       6.24%      3.66%      7.48%     21.69%
Ratio of net expenses to average net assets                               0.75%        0.79%      0.82%      0.94%      1.00%
Ratio of net investment income to average net assets                      3.58%        3.42%      3.01%      3.31%      3.83%
Portfolio turnover rate                                                     33%          29%        34%        27%        28%
Net assets, end of period (in thousands)                               $17,438      $15,297    $11,160    $ 4,205    $ 1,809
Ratios with no waiver of fees and assumption
   of expenses by the Adviser:
   Total expenses                                                         1.57%        1.18%      1.55%      1.86%      2.48%
   Net investment income                                                  2.76%        3.04%      2.28%      2.38%      2.35%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Notes to Financial Statements | 10/31/13

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (formerly known as Pioneer Global Aggregate Bond Fund) (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 51

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
    (PIM), the Fund's

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 53 extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $196,152 to increase distributions in excess of net investment income and $196,152 to increase accumulated net realized gain on investment, futures contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012, were as follows:

    --------------------------------------------------------------------------
                                                      2013               2012
    --------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $  875,669           $949,306
    Long-term capital gain                         276,652             45,480
    --------------------------------------------------------------------------
        Total                                   $1,152,321           $994,786
    ==========================================================================

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    --------------------------------------------------------------------------
                                                                         2013
    --------------------------------------------------------------------------
    Distributable earnings:
    Undistributed long-term gain                                     $162,320
    Current year dividend payable                                     (59,773)
    Unrealized appreciation                                           428,940
    --------------------------------------------------------------------------
        Total                                                        $531,487
    ==========================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward and futures contracts, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,203 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 55

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2013 was $8,850. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2013 was $950,281.

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

    At October 31, 2013, open futures contracts were as follows:

    --------------------------------------------------------------------------
                          Number of                               Net
                          Contracts      Settlement               Unrealized
    Type                  Long/(Short)   Month        Value       Appreciation
    --------------------------------------------------------------------------
    US 10 Yr Note (CBT)   6              12/13        $764,156    $10,734
    --------------------------------------------------------------------------
       Total              6                           $764,156    $10,734
    ==========================================================================

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $10,198 in management fees, administrative costs and certain other reimbursements receivable from PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 57

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $4,648
Class C                                                                   2,561
Class Y                                                                     919
--------------------------------------------------------------------------------
   Total:                                                                $8,128
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,139 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $306 in distribution fees payable to PFD at October 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $581 were paid to PFD.

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2013 was $2,844,620.

At October 31, 2013, outstanding forward foreign contracts were as follows:

-------------------------------------------------------------------------------------------------
                           Net                                                     Net Unrealized
                           Contracts to  In Exchange    Maturity                   Appreciation
Currency Desc              Deliver       For            Date        Value          (Depreciation)
-------------------------------------------------------------------------------------------------
EURO (European Euro)          (871,000)  $ (1,151,932)  11/06/2013  $ (1,183,565)  $ (31,633)
AUD (Australian Dollar)       (391,000)      (351,425)  11/18/2013      (369,493)    (18,068)
CZK (Czech Koruna)         (13,494,290)      (702,707)  11/08/2013      (711,721)     (9,014)
GBP (British Pound
  Sterling)                   (110,000)      (167,527)  12/16/2013      (176,483)     (8,956)
CLP (Chilean Peso)        (150,000,000)      (288,378)  11/15/2013      (292,343)     (3,965)
NZD (New Zealand
  Dollar)                      (88,000)       (70,311)  11/12/2013       (72,688)     (2,377)
RUB (Russian Ruble)          4,400,000        136,548   01/21/2014       135,192      (1,356)
NOK (Norwegian Krone)        1,600,000        269,346   11/21/2013       268,693        (653)
PHP (Philippine Peso)        6,000,000        139,147   12/27/2013       138,949        (197)
JPY (Japanese Yen)         (27,000,000)      (274,653)  11/15/2013      (274,670)        (16)
NGN (Nigerian Naira)        19,000,000        113,440   12/05/2013       118,165       4,726
PLN (Polish Zloty)           2,200,000        702,707   11/08/2013       714,134      11,427
-------------------------------------------------------------------------------------------------
Total                                                                              $ (60,082)
-------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 59

7.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2013 were as follows:

-----------------------------------------------------------------------------------------------------
 Derivatives not
 accounted for as                Asset Derivatives 2013              Liabilities Derivatives 2013
 hedging instruments             ---------------------------         --------------------------------
 under Accounting                Statement of Assets                 Statement of Assets
 Standards Codification          and Liabilities                     and Liabilities
 (ASC) 815                       Location              Value         Location                  Value
-----------------------------------------------------------------------------------------------------
 Forward Foreign
  Currency Contracts             Net unrealized                      Net unrealized
                                 appreciation on                     depreciation on
                                 forward foreign                     forward foreign
                                 currency contracts  $    --         currency contracts      $60,082
 Interest Rate
  Futures*                       Net unrealized                      Net unrealized
                                 appreciation on                     depreciation on
                                 futures contracts   $10,734         futures contracts       $    --
-----------------------------------------------------------------------------------------------------
     Total                                           $10,734                                 $60,082
=====================================================================================================

*   Reflects unrealized appreciation/depreciation on futures contracts (See Note
    1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                     Change in
 Derivatives Not                                                  Realized           Unrealized
 Accounted for as                                                 Gain               Appreciation
 hedging instruments                                              (Loss) on          (Depreciation)
 Under Accounting          Location of Gain or (Loss)             Derivatives        on Derivatives
 Standards Codification    on Derivatives Recognized              Recognized         Recognized
 (ASC) 185                 in Income                              in Income          in Income
-----------------------------------------------------------------------------------------------------
 Interest Rate Futures     Net realized gain (loss) on
                           futures contracts                      $(52,623)

 Interest Rate Futures     Change in net unrealized
                           appreciation (depreciation)
                           on futures contracts                                      $13,281

 Forward Foreign           Net realized gain (loss)
  Currency Contracts       on forward foreign currency
                           contracts and other assets
                           and liabilities denominated in
                           foreign currencies                     $ 61,358

 Forward Foreign           Change in unrealized appreciation
  Currency Contracts       (depreciation) on forward foreign
                           currency contracts and other
                           assets and liabilities denominated
                           in foreign currencies                                     $(61,628)

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2013, the Fund had no borrowings under the credit facility.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Multisector Income Fund
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Multisector Income Fund (the "Fund") (formerly Pioneer Global Aggregate Bond Fund) (one of the portfolios constituting the Pioneer Series Trust VII) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Multisector Income Fund (formerly Pioneer Global Aggregate Bond
Fund) (one of the portfolios constituting the Pioneer Series Trust VII) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 69.75%.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 63

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2007. Serves  Chairman and Chief Executive Officer,       Director, Broadridge
Chairman of the Board        until a successor trustee   Quadriserv, Inc. (technology products       Financial Solutions, Inc.
and Trustee                  is elected or earlier       for securities lending industry) (2008 -    (investor communications
                             retirement or removal.      present); private investor (2004 -          and securities processing
                                                         2008); and Senior Executive Vice            provider for financial
                                                         President, The Bank of New York             services industry) (2009
                                                         (financial and securities services)         - present); Director,
                                                         (1986 - 2004)                               Quadriserv, Inc. (2005 -
                                                                                                     present); and
                                                                                                     Commissioner, New Jersey
                                                                                                     State Civil Service
                                                                                                     Commission (2011 -
                                                                                                     present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2007. Serves  Managing Partner, Federal City Capital      Director of Enterprise
Trustee                      until a successor trustee   Advisors (corporate advisory services       Community Investment,
                             is elected or earlier       company) (1997 - 2004 and 2008 -            Inc. (privately-held
                             retirement or removal.      present); Interim Chief Executive           affordable housing
                                                         Officer, Oxford Analytica, Inc.             finance company) (1985 -
                                                         (privately held research and consulting     2010); Director of Oxford
                                                         company) (2010); Executive Vice             Analytica, Inc. (2008 -
                                                         President and Chief Financial Officer,      present); Director of The
                                                         I-trax, Inc. (publicly traded health        Swiss Helvetia Fund, Inc.
                                                         care services company) (2004 - 2007);       (closed-end fund) (2010 -
                                                         and Executive Vice President and Chief      present); and Director of
                                                         Financial Officer, Pedestal Inc.            New York Mortgage Trust
                                                         (internet-based mortgage trading            (publicly traded mortgage
                                                         company) (2000 - 2002)                      REIT) (2004 - 2009, 2012
                                                                                                     - present)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008. Serves  William Joseph Maier Professor of           Trustee, Mellon
Trustee                      until a successor trustee   Political Economy, Harvard University       Institutional Funds
                             is elected or earlier       (1972 - present)                            Investment Trust and
                             retirement or removal.                                                  Mellon Institutional
                                                                                                     Funds Master Portfolio
                                                                                                     (oversaw 17 portfolios in
                                                                                                     fund complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 65

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2007. Serves  Founding Director, Vice President and       None
Trustee                      until a successor trustee   Corporate Secretary, The Winthrop Group,
                             is elected or earlier       Inc. (consulting firm) (1982-present);
                             retirement or removal.      Desautels Faculty of Management, McGill
                                                         University (1999 - present); and Manager
                                                         of Research Operations and
                                                         Organizational Learning, Xerox PARC,
                                                         Xerox's advance research center
                                                         (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2007. Serves  President and Chief Executive Officer,      Director of New America
Trustee                      until a successor trustee   Newbury, Piret & Company, Inc.              High Income Fund, Inc.
                             is elected or earlier       (investment banking firm) (1981 -           (closed-end investment
                             retirement or removal.      present)                                    company) (2004 -
                                                                                                     present); and member,
                                                                                                     Board of Governors,
                                                                                                     Investment Company
                                                                                                     Institute (2000 - 2006)
--------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 2007. Serves  Senior Counsel, Sullivan & Cromwell LLP     Director, The Swiss
Trustee                      until a successor trustee   (law firm) (1998 - present); and            Helvetia Fund, Inc.
                             is elected or earlier       Partner, Sullivan & Cromwell LLP (prior     (closed-end investment
                             retirement or removal.      to 1998)                                    company); and Director,
                                                                                                     Invesco, Ltd. (formerly
                                                                                                     AMVESCAP, PLC)
                                                                                                     (investment manager)
                                                                                                     (1997-2005)
--------------------------------------------------------------------------------------------------------------------------------

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                      Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*, **   Since 2007. Serves at the   Non-Executive Chairman and a director of    None
Trustee, President and Chief   discretion of the Board.    Pioneer Investment Management USA Inc.
Executive Officer of the                                   ("PIM-USA"); Chairman and a director of
Fund                                                       Pioneer; Chairman and Director of
                                                           Pioneer Institutional Asset Management,
                                                           Inc. (since 2006); Director of Pioneer
                                                           Alternative Investment Management
                                                           Limited (Dublin) (until October 2011);
                                                           President and a director of Pioneer
                                                           Alternative Investment Management
                                                           (Bermuda) Limited and affiliated funds;
                                                           Deputy Chairman and a director of
                                                           Pioneer Global Asset Management S.p.A.
                                                           ("PGAM") (until April 2010); Director of
                                                           Nano-C, Inc. (since 2003); Director of
                                                           Cole Management Inc. (2004 - 2011);
                                                           Director of Fiduciary Counseling, Inc.
                                                           (until December 2011); President of all
                                                           of t he Pioneer Funds; and Retired
                                                           Partner, Wilmer Cutler Pickering Hale
                                                           and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*      Trustee since 2007. Serves  Director, CEO and President of PIM-USA      None
Trustee and Executive          until a successor trustee   (since February 2007); Director and
Vice President                 is elected or earlier       President of Pioneer and Pioneer
                               retirement or removal.      Institutional Asset Management, Inc.
                                                           (since February 2007); Executive Vice
                                                           President of all of the Pioneer Funds
                                                           (since March 2007); Director of PGAM
                                                           (2007 - 2010); Head of New Europe
                                                           Division, PGAM (2000 - 2005); Head of
                                                           New Markets Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 67

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                      Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                        Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2007. Serves at       Vice President and Associate General        None
Secretary                      the discretion of the       Counsel of Pioneer since January 2008
                               Board.                      and Secretary of all of the Pioneer
                                                           Funds since June 2010; Assistant
                                                           Secretary of all of the Pioneer Funds
                                                           from September 2003 to May 2010; and
                                                           Vice President and Senior Counsel of
                                                           Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves at       Fund Governance Director of Pioneer         None
Assistant Secretary            the discretion of the       since December 2006 and Assistant
                               Board.                      Secretary of all the Pioneer Funds since
                                                           June 2010; Manager - Fund Governance of
                                                           Pioneer from December 2003 to November
                                                           2006; and Senior Paralegal of Pioneer
                                                           from January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at       Counsel of Pioneer since June 2007 and      None
Assistant Secretary            the discretion of the       Assistant Secretary of all the Pioneer
                               Board.                      Funds since June 2010; and Vice
                                                           President and Counsel at State Street
                                                           Bank from October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at       Vice President - Fund Treasury of           None
Treasurer and Chief Financial  the discretion of the       Pioneer; Treasurer of all of the Pioneer
and Accounting Officer of      Board.                      Funds since March 2008; Deputy Treasurer
the Fund                                                   of Pioneer from March 2004 to February
                                                           2008; and Assistant Treasurer of all of
                                                           the Pioneer Funds from March 2004 to
                                                           February 2008
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2007. Serves at       Assistant Vice President - Fund Treasury    None
Assistant Treasurer            the discretion of the       of Pioneer; and Assistant Treasurer of
                               Board.                      all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2007. Serves at       Fund Accounting Manager - Fund Treasury     None
Assistant Treasurer            the discretion of the       of Pioneer; and Assistant Treasurer of
                               Board.                      all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                      Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                        Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at       Fund Administration Manager - Fund          None
Assistant Treasurer            the discretion of the       Treasury of Pioneer since November 2008;
                               Board.                      Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009; and
                                                           Client Service Manager - Institutional
                                                           Investor Services at State Street Bank
                                                           from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)           Since 2010. Serves at       Chief Compliance Officer of Pioneer and     None
Chief Compliance Officer       the discretion of the       of all the Pioneer Funds since March
                               Board.                      2010; Director of Adviser and Portfolio
                                                           Compliance at Pioneer since October
                                                           2005; and Senior Compliance Officer for
                                                           Columbia Management Advisers, Inc. from
                                                           October 2003 to October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2007. Serves at       Director--Transfer Agency Compliance of     None
Anti-Money Laundering          the discretion of the       Pioneer and Anti-Money Laundering
Officer                        Board.                      Officer of all the Pioneer Funds since
                                                           2006
--------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 69

                            This page for your notes.

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

                           This page for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 71

                           This page for your notes.

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

                           This page for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 73

                            This page for your notes.

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

                           This page for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/13 75

                            This page for your notes.

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 22520-05-1213

                       Pioneer Emerging
                       Markets Local
                       Currency Debt Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A         LCEMX*
                       Class C         LCECX*
                       Class Y         LCYEX*

                       * Class A, C, and Y shares were first publicly offered on
                         February 5, 2013.

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          21

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       35

Trustees, Officers and Service Providers                                      36

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff " tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*    Dividends are not guaranteed.

2 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/S/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

In the following discussion, portfolio managers Hakan Aksoy and Esther Law review recent market events and describe the factors that affected the Fund's performance during the abbreviated annual reporting period between February 5, 2013, and October 31, 2013. Mr. Asksoy and Ms. Law are responsible for the day-to-day management of the Fund. Ms. Law became a portfolio manager on the Fund in September 2013, replacing Greg Saichin, who co-managed the Fund with Mr. Asksoy from its inception through July 19, 2013.

Q How did emerging market bonds and currencies perform during the period between February 5, 2013, and October 31, 2013?

A Emerging markets bonds suffered poor performance during the reporting period, as a confluence of adverse events weighed on the asset class. The primary factor pressuring returns was the fixed-income market's reaction to the possibility that the U.S. Federal Reserve (the Fed) would begin to "taper" its bond-buying program known as quantitative easing (QE). Concerns that the Fed would begin tapering QE caused U.S. Treasury yields to spike higher in May and June as prices fell. This fueled substantial outflows from asset classes such as emerging markets bonds, where investors had gravitated in 2012 and early 2013 in search of higher yields. The Fed subsequently surprised the markets with its September announcement that it would not in fact taper QE in the immediate future. While this development contributed to a rally in emerging markets debt late in the reporting period, the recovery wasn't enough to make up for the substantial ground lost during May and June.

     The emerging markets were also negatively affected by slowing economic growth. While the emerging markets are expected to continue growing in 2014, it appears that the 5% growth estimates of analysts back in early 2013 will be difficult to achieve. The reduced expectation also indicates that the emerging markets' growth advantage over the developed markets is tightening, a trend that has dampened investor enthusiasm for the region.

     The outflows from emerging markets financial assets during the period contributed to a decline in the value of local currencies relative to the U.S. dollar (USD). When investors buy or sell financial assets in an emerging market, they must also buy or sell the currency, meaning that the rapid asset

4 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 outflows during the spring and summer also led to selling pressure on the local currencies. Local currency bonds were therefore hit hard in two ways: first, by the declining value of the bonds themselves, and then by the declining value of the currencies.

     Taken together, these factors caused the Fund's benchmark, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (the JP Morgan Index), to finish the reporting period with a return of -7.52%. The JP Morgan Index's return in local currency terms was even lower, reflecting the downturn in emerging markets currencies during the period.

     While local currency bonds underperformed over the short term, we continue to have a positive long-term view on the asset class, as their yields tend to be higher than those of USD-denominated debt, which increases the total return potential of local currency debt over time. In addition, emerging markets currencies have the latitude for longer-term appreciation against developed market currencies due to the superior growth rates of the underlying emerging economies. Local currency bonds also provide an important source of diversification* for investors who have the majority of their assets in USD-denominated debt.

Q How did the Fund perform during the abbreviated annual reporting period ended October 31, 2013?

A From its inception date through the end of the annual reporting period on October 31, 2013, Pioneer Emerging Markets Local Currency Debt Fund's Class A shares returned -7.37% at net asset value, while the Fund's benchmark, the JP Morgan Index, returned -7.52% (from February 1, 2013, through October 31, 2013). In addition, during the six-month period ended October 31, 2013, the average return of the 95 mutual funds in Lipper's Emerging Markets Local Currency Debt Funds category was -8.26%, and the average return of the 298 mutual funds in Morningstar's Emerging Markets Bond Funds category was -6.61%.

Q    Could you please review the Fund's investment strategy?

A In managing the Fund, we use a multifaceted approach to gain portfolio exposure to the local currency emerging debt markets via bonds issued by government, quasi-government, and corporate entities. We combine a top-down strategy that analyzes countries and sectors with a bottom-up approach highlighted by rigorous individual security analysis. We have the flexibility to invest the Fund across the full range of the local currency emerging bond markets, which gives us the ability to adjust the portfolio's allocations as market conditions and economic cycles change.

* Diversification does not assure a profit nor protect against loss in a declining market.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 5

Q How did you position the Fund's portfolio during the reporting period ended October 31, 2013, and how did the positioning affect the Fund's performance?

A In response to the challenging environment, we adopted a highly selective approach to managing the Fund during the abbreviated annual reporting period. While the Fund finished the period with a negative absolute return, our approach helped to cushion some of the potential downside.

     The portfolio's geographic weightings provide an illustration of how we were able to add value through active management. During the past six months ended October 31, 2013, investors gravitated away from emerging economies where deteriorating trade balances have increased the countries' dependence on foreign capital. Foremost among these are the so-called "Fragile Five" nations of Brazil, Turkey, Indonesia, South Africa, and India, all of which underperformed during the downturn. Our approach has been to avoid or underweight the portfolio to such countries, while taking larger positions in those nations with healthier finances. The majority of the healthier economies are located in Eastern Europe and Asia, which has formed the basis for the Fund's overweight positions in Poland, the Philippines, and Korea. This approach has had a positive impact on benchmark-relative performance since the Fund's inception.

     Another aspect of our selectivity was the decision to underweight the portfolio to countries in which a higher incidence of public protests could ultimately lead to more populist government policies (or, in other words, policies designed to win votes rather than to achieve longer-term fiscal improvements). Brazil and Turkey are prime examples. Instead, we tilted the portfolio toward countries, such as Mexico, where public policy is geared more toward productive, longer-term reforms. We believe this approach highlights the potential value of employing an active management approach to investing in the emerging markets.

     Our conservative approach also extended to the Fund's duration positioning during the period. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) We kept the portfolio's duration below that of the benchmark JP Morgan Index, and that turned out to be a positive factor during a period of generally poor market performance.

6 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

     One way we achieved the portfolio's lower duration was by holding a substantial weighting in emerging markets corporate bonds, the higher yields of which translated into less interest-rate sensitivity. As of October 31, 2013, the portfolio had nearly 40% of its total net assets invested in emerging markets corporates. We favor this segment of the market because yields typically are higher than those available on government bonds; yet, in many cases, the underlying financial strength of the corporations issuing the bonds is as good, or better, than the governments issuing debt. Emerging companies generally are exhibiting strong profit margins and improving the quality of their balance sheets, which is contributing to a low incidence of defaults. Emerging corporates have outperformed in 2013, and so that aspect of the Fund's positioning was a positive for performance during the annual reporting period. In addition, we tilted that portion of the Fund's portfolio toward shorter-term issues, which helped performance during a period that saw shorter-dated bonds generally outperform.

Q    What is your outlook for emerging markets debt?

A We believe emerging markets bonds in general -- and local currency debt in particular -- offer a large and growing opportunity set for fixed-income investors. In addition, the asset class represents one of the few remaining areas in the global bond markets where investors can still potentially earn a decent yield.

     At the same time, however, we caution investors to be prepared for additional market volatility. The threat of tapering QE may have been taken off the table temporarily following the September Fed meeting, but it is sure to revive at some point in the coming year -- an event that is likely to create short-term market disruptions. Still, we believe the initial shock of the tapering threat has worn off, meaning that the worst of the downside potential for both emerging markets bonds and currencies is likely behind us.

     In this uncertain environment, we believe we can continue to add value for the Fund's shareholders through our diversified, actively managed, and long-term investment approach.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 7

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   62.2%
U.S. Corporate Bonds                                                       37.1%
Temporary Cash Investments                                                  0.7%

Country Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Mexico                                                                     11.2%
Brazil                                                                     10.6%
Malaysia                                                                    9.8%
South Africa                                                                9.5%
Turkey                                                                      8.9%
Ireland                                                                     8.4%
Thailand                                                                    7.4%
Poland                                                                      7.2%
Indonesia                                                                   6.7%
Hungary                                                                     4.9%
Supranational                                                               4.5%
South Korea                                                                 3.0%
Peru                                                                        2.3%
Colombia                                                                    2.3%
Luxembourg                                                                  1.5%
Norway                                                                      1.1%
Other (individually less than 1%)                                           0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Thailand Government Bond, 3.625%, 6/16/23                              5.34%
--------------------------------------------------------------------------------
 2. Turkey Government Bond, 7.0%, 10/1/14                                  5.29
--------------------------------------------------------------------------------
 3. Export-Import Bank of Korea, 7.55%, 8/27/15                            2.95
--------------------------------------------------------------------------------
 4. South Africa Government Bond - CPI Linked, 2.75%, 1/31/22              2.89
--------------------------------------------------------------------------------
 5. Gazprombank OJSC Via GPB Eurobond Finance Plc, 8.617%, 12/15/15        2.80
--------------------------------------------------------------------------------
 6. Russian Railways via RZD Capital Plc, 8.3%, 4/2/19                     2.79
--------------------------------------------------------------------------------
 7. Federal Grid Co OJS via Federal Grid Finance, Ltd., 8.446%, 3/13/19    2.77
--------------------------------------------------------------------------------
 8. America Movil SAB de CV, 6.45%, 12/5/22                                2.68
--------------------------------------------------------------------------------
 9. Brazil Letras do Tesouro Nacional, 7/1/16                              2.48
--------------------------------------------------------------------------------
10. Eskom Holdings SOC, Ltd., 10.0%, 1/25/23                               2.48
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

  Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 9

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                      10/31/13                     2/5/13*
--------------------------------------------------------------------------------
              A                         $9.07                        $9.98
--------------------------------------------------------------------------------
              C                         $9.06                        $9.97
--------------------------------------------------------------------------------
              Y                         $9.08                        $9.98
--------------------------------------------------------------------------------

Distributions per Share: 2/5/13-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Short-Term       Long-Term         Tax Return
       Class        Dividends    Capital Gains    Capital Gains      of Capital
--------------------------------------------------------------------------------
         A           $0.1477          $ --             $ --           $0.0423
--------------------------------------------------------------------------------
         C           $0.1126          $ --             $ --           $0.0423
--------------------------------------------------------------------------------
         Y           $0.1593          $ --             $ --           $0.0423
--------------------------------------------------------------------------------

JP Morgan Government Bond Index--Emerging Markets Global Diversified Index is an unmanaged, comprehensive, global, local emerging markets index, and consists of regularly traded, liquid-fixed-rate, domestic currency government bonds to which international investors can gain exposure. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

*    Class A, C, and Y shares were first publicly offered on February 5, 2013.

10 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Local Currency Debt Fund at public offering price during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset    Public Offering
Period            Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)*       -7.37%       -11.53%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.61%        1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging Markets Local    JPM GBI EM Global
                       Currency Debt Fund                Diversified Index
2/28/2013              $    9,555                        $      10,000
10/31/2013             $    8,976                        $      10,275

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*     Class A shares were first publicly offered on February 5, 2013.

Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)*       -7.83%       -8.73%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.36%        2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging Markets Local    JPM GBI EM Global
                       Currency Debt Fund                Diversified Index
2/28/2013              $   10,000                        $     10,000
10/31/2013             $    9,266                        $     10,275

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

* Class C shares were first publicly offered on February 5, 2013.

12 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)*       -7.15%       -7.15%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.35%        0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Emerging Markets Local    JPM GBI EM Global
                       Currency Debt Fund                Diversified Index
2/28/2013              $   5,000,000                     $   5,000,000
10/31/2013             $   4,708,373                     $   5,137,401

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*     Class Y shares were first publicly offered on February 5, 2013.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

--------------------------------------------------------------------------------
Share Class                                       A          C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $  918.04    $  914.38    $  919.31
on 10/31/13
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.41    $    9.02    $    4.11
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.87% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

--------------------------------------------------------------------------------
Share Class                                      A           C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,019.56    $1,015.78    $1,020.92
on 10/31/13
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.70    $    9.50    $    4.33
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.87% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 15

Schedule of Investments | 10/31/13

-----------------------------------------------------------------------------------------------
                      S&P/Moody's
Principal             Ratings
Amount ($)            (unaudited)                                               Value
-----------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 36.5%
                                    TRANSPORTATION -- 2.8%
                                    Railroads -- 2.8%
RUB      12,000,000      BBB/Baa1   Russian Railways via RZD
                                    Capital Plc, 8.3%, 4/2/19                   $       378,026
                                                                                ---------------
                                    Total Transportation                        $       378,026
-----------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 1.4%
                                    Agricultural Products -- 1.4%
BRL         500,000        NR/Ba2   Cosan Luxembourg SA, 9.5%,
                                    3/14/18                                     $       199,110
                                                                                ---------------
                                    Total Food, Beverage & Tobacco              $       199,110
-----------------------------------------------------------------------------------------------
                                    BANKS -- 14.7%
                                    Diversified Banks -- 14.7%
TRY         520,000       NR/Baa2   Akbank TAS, 7.5%, 2/5/18                    $       239,529
BRL         700,000     BBB-/Baa3   Banco ABC Brasil SA, 8.5%,
                                    3/28/16                                             285,018
BRL         300,000      BBB/Baa2   Banco Santander Brasil SA
                                    Cayman Islands, 8.0%, 3/18/16                       125,506
CLP      50,000,000         A/Aa3   Banco Santander Chile, 6.5%,
                                    9/22/20                                              97,023
RUB      13,000,000        NR/Aa3   Export-Import Bank of Korea,
                                    7.55%, 8/27/15                                      399,567
RUB      12,000,000       NR/Baa3   Gazprombank OJSC Via GPB
                                    Eurobond Finance Plc, 8.617%,
                                    12/15/15                                            378,961
NGN      50,000,000        AAA/NR   International Bank for
                                    Reconstruction & Development,
                                    10.0%, 10/28/15                                     314,861
BRL         400,000       NR/Baa2   Itau Unibanco Holding SA,
                                    10.5%, 11/23/15                                     177,185
                                                                                ---------------
                                                                                $     2,017,650
                                                                                ---------------
                                    Total Banks                                 $     2,017,650
-----------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 8.5%
                                    Other Diversified Financial
                                    Services -- 8.5%
BRL         700,000       NR/Baa2   Banco Safra SA, 10.25%, 8/8/16              $       299,112
ZAR       6,600,000         A-/NR   Development Bank of
                                    Southern Africa, Ltd., 12/31/27                     191,688
PLN         870,000       AAA/Aaa   European Investment Bank,
                                    4.25%, 10/25/22                                     294,334
RUB      12,000,000      BBB/Baa3   Federal Grid Co OJS via Federal
                                    Grid Finance, Ltd., 8.446%, 3/13/19                 375,222
                                                                                ---------------
                                                                                $     1,160,356
                                                                                ---------------
                                    Total Diversified Financials                $     1,160,356
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

-----------------------------------------------------------------------------------------------
                      S&P/Moody's
Principal             Ratings
Amount ($)            (unaudited)                                               Value
-----------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION
                                    SERVICES -- 3.5%
                                    Integrated Telecommunication
                                    Services -- 0.9%
BRL         300,000     BBB-/Baa3   Oi SA, 9.75%, 9/15/16                       $       120,915
-----------------------------------------------------------------------------------------------
                                    Wireless Telecommunication
                                    Services -- 2.6%
MXN       5,000,000         A-/A2   America Movil SAB de CV, 6.45%,
                                    12/5/22                                     $       362,718
                                                                                ---------------
                                    Total Telecommunication Services            $       483,633
-----------------------------------------------------------------------------------------------
                                    UTILITIES -- 5.6%
                                    Electric Utilities -- 3.3%
ZAR       3,000,000         NR/NR   Eskom Holdings SOC, Ltd.,
                                    10.0%, 1/25/23                              $       335,544
ZAR       2,000,000      BBB/Baa3   Eskom Holdings SOC, Ltd.,
                                    12/31/18                                            125,371
                                                                                ---------------
                                                                                $       460,915
-----------------------------------------------------------------------------------------------
                                    Independent Power Producers &
                                    Energy Traders -- 2.3%
COP     560,000,000        BBB/NR   Emgesa SA ESP, 8.75%, 1/25/21               $       312,530
                                                                                ---------------
                                    Total Utilities                             $       773,445
-----------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $5,734,582)                           $     5,012,220
-----------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT
                                    BONDS -- 61.3%
BRL         250,000      BBB/Baa2   Brazil Letras do Tesouro Nacional,
                                    7/1/15                                      $        94,148
BRL       1,000,000       A-/Baa2   Brazil Letras do Tesouro Nacional,
                                    7/1/16                                              336,579
HUF      30,000,000        BB/Ba1   Hungary Government Bond,
                                    6.75%, 2/24/17                                      148,139
HUF      40,000,000        BB/Ba1   Hungary Government Bond,
                                    7.5%, 11/12/20                                      209,470
HUF      61,000,000        BB/Ba1   Hungary Government Bond,
                                    7.75%, 8/24/15                                      299,261
IDR   2,200,000,000       NR/Baa3   Indonesia Treasury Bond,
                                    10.0%, 9/15/24                                      227,367
IDR   1,500,000,000       NR/Baa3   Indonesia Treasury Bond,
                                    10.5%, 8/15/30                                      162,377
IDR   2,000,000,000       NR/Baa3   Indonesia Treasury Bond,
                                    11.0%, 9/15/25                                      220,448
IDR   2,500,000,000      BB+/Baa3   Indonesia Treasury Bond,
                                    12.8%, 6/15/21                                      289,421
IDR   1,750,000,000        NR/Aaa   Kommunalbanken AS,
                                    4.25%, 9/10/14                                      149,858

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 17

-----------------------------------------------------------------------------------------------
                      S&P/Moody's
Principal             Ratings
Amount ($)            (unaudited)                                               Value
-----------------------------------------------------------------------------------------------
                                    Foreign Government
                                    Bonds -- (continued)
MYR         920,000          A/A3   Malaysia Government Bond,
                                    3.58%, 9/28/18                              $       293,744
MYR         920,000         NR/A3   Malaysia Government Bond,
                                    3.741%, 2/27/15                                     294,345
MYR         900,000         NR/A3   Malaysia Government Bond,
                                    4.012%, 9/15/17                                     292,214
MYR         670,000         NR/A3   Malaysia Government Bond,
                                    4.16%, 7/15/21                                      219,387
MYR         670,000         NR/A3   Malaysia Government Bond,
                                    4.378%, 11/29/19                                    221,850
MXN       2,800,000       A-/Baa1   Mexican Bonos, 10.0%, 11/20/36                      278,548
MXN       2,000,000       A-/Baa1   Mexican Bonos, 10.0%, 12/5/24                       202,420
MXN       3,700,000       A-/Baa1   Mexican Bonos, 6.0%, 6/18/15                        294,308
MXN       3,200,000       A-/Baa1   Mexican Bonos, 8.5%, 12/13/18                       282,711
PEN         330,000       A-/Baa2   Peru Government Bond, 7.84%,
                                    8/12/20                                             138,149
PEN         400,000       A-/Baa2   Peru Government Bond, 8.2%,
                                    8/12/26                                             178,202
PLN         896,462          A/A2   Poland Government Bond, 3.0%,
                                    8/24/16                                             306,005
PLN         500,000          A/A2   Poland Government Bond, 4.0%,
                                    10/25/23                                            159,967
PLN         900,000          A/A2   Poland Government Bond, 4.75%,
                                    10/25/16                                            305,518
PLN         600,000          A/A2   Poland Government Bond, 4.75%,
                                    4/25/17                                             204,364
ZAR       3,571,590       NR/Baa1   South Africa Government Bond --
                                    CPI Linked, 2.75%, 1/31/22                          391,385
ZAR       2,450,000       NR/Baa1   South Africa Government Bond,
                                    6.75%, 3/31/21                                      235,879
THB      23,000,000       A-/Baa1   Thailand Government Bond, 3.625%,
                                    6/16/23                                             722,531
THB       8,200,000       A-/Baa1   Thailand Government Bond, 5.125%,
                                    3/13/18                                             281,470
TRY         338,806         NR/NR   Turkey Government Bond, 4.5%,
                                    2/11/15                                             178,408
TRY       1,357,550         NR/NR   Turkey Government Bond, 7.0%,
                                    10/1/14                                             715,880
TRY         150,000       NR/Baa3   Turkey Government Bond, 9.0%,
                                    3/5/14                                               75,776
-----------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $8,869,935)                           $     8,410,129
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

-----------------------------------------------------------------------------------------------
                      S&P/Moody's
Principal             Ratings
Amount ($)            (unaudited)                                               Value
-----------------------------------------------------------------------------------------------
                                    TEMPORARY CASH
                                    INVESTMENTS -- 0.7%
                                    Commercial Paper -- 0.7%
MXN       1,300,000         BB/NR   Consubanco SA Institucion de Banca
                                    Multiple, 4/16/14 (b)                       $        96,867
-----------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY
                                    CASH INVESTMENTS
                                    (Cost $102,957)                             $        96,867
-----------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN
                                    SECURITIES -- 98.5%
                                    (Cost $14,707,474) (a)                      $    13,519,216
-----------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 1.5%          $       206,498
-----------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%                  $    13,725,714
===============================================================================================

NR     Not rated by either S&P or Moody's.

(a) At October 31, 2013, the net unrealized depreciation investments based on cost for federal income tax purposes of $14,707,474 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                              $      107,697

       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                  (1,295,955)
                                                                                --------------
       Net unrealized depreciation                                              $   (1,188,258)
                                                                                ==============

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL    Brazilian Real

CLP    Chilean Peso

COP    Colombian Peso

HUF    Hungarian Forint

IDR    Indonesian Rupiah

MXN    Mexican Peso

MYR    Malaysian Ringgit

NGN    Nigerian Naira

PEN    Peruvian Nuevo Sol

PLN    Polish Zloty

RUB    Russian Ruble

THB    Thai Baht

TRY    Turkish Lira

ZAR    South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2013 aggregated $17,772,809 and $3,027,018, respectively.

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                                  Level 1      Level 2          Level 3      Total
-----------------------------------------------------------------------------------------
Corporate Bonds                   $     --     $ 5,012,220      $     --     $ 5,012,220
Foreign Government Bonds                --       8,410,129            --       8,410,129
Commercial Paper                        --          96,867            --          96,867
-----------------------------------------------------------------------------------------
Total                             $     --     $13,519,216      $     --     $13,519,216
=========================================================================================

During the period ended October 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Statement of Assets and Liabilities | 10/31/13

ASSETS:
  Investment in securities (cost $14,707,474)                                $13,519,216
  Cash                                                                            53,743
  Foreign currencies, at value (cost $12,167)                                     12,204
  Receivables --
     Interest                                                                    212,300
     Due from Pioneer Investment Management, Inc.                                 18,503
  Prepaid expenses                                                                31,151
-----------------------------------------------------------------------------------------
         Total assets                                                        $13,847,117
=========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                 $    12,343
     Dividends                                                                    46,150
  Due to affiliates                                                                9,791
  Accrued expenses                                                                53,119
-----------------------------------------------------------------------------------------
         Total liabilities                                                   $   121,403
=========================================================================================
NET ASSETS:
  Paid-in capital                                                            $15,041,437
  Distributions in excess of net investment income                               (46,150)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                       (80,860)
  Net unrealized depreciation on investments                                  (1,188,258)
  Net unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                          (455)
-----------------------------------------------------------------------------------------
         Total net assets                                                    $13,725,714
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $4,605,190/507,570 shares)                               $      9.07
  Class C (based on $4,580,757/505,720 shares)                               $      9.06
  Class Y (based on $4,539,767/500,000 shares)                               $      9.08
MAXIMUM OFFERING PRICE:
  Class A ($9.07 (divided by) 95.5%)                                         $      9.50
=========================================================================================

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 21

Statement of Operations

For the Period from February 5, 2013 to 10/31/13

INVESTMENT INCOME:
  Interest                                                               $   549,147
----------------------------------------------------------------------------------------------------
         Total investment income                                                        $   549,147
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $    73,067
  Transfer agent fees and expenses
     Class A                                                                     227
     Class C                                                                     120
     Class Y                                                                      75
  Distribution fees
     Class A                                                                   8,730
     Class C                                                                  34,752
  Shareholder communications expense                                             255
  Administrative reimbursement                                                 9,635
  Custodian fees                                                              14,450
  Registration fees                                                           46,711
  Professional fees                                                           79,060
  Printing expense                                                            23,200
  Fees and expenses of nonaffiliated Trustees                                  3,500
  Miscellaneous                                                               13,150
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $   306,932
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                            (173,957)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $   132,975
----------------------------------------------------------------------------------------------------
         Net investment income                                                          $   416,172
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                                         $  (306,658)
     Other assets and liabilities denominated in foreign currencies          (42,699)   $  (349,357)
----------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments                                                         $(1,188,258)
     Other assets and liabilities denominated in foreign currencies             (455)   $(1,188,713)
----------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                             $(1,538,070)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                  $(1,121,898)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                                            2/5/13 (a)
                                                                            to 10/31/13
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $    416,172
Net realized loss on investments and foreign currency transactions              (349,357)
Change in net unrealized depreciation on investments and foreign
  currency transactions                                                       (1,188,713)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                  $ (1,121,898)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.15 per share)                                             $    (74,581)
      Class C ($0.11 per share)                                                  (56,600)
      Class Y ($0.16 per share)                                                  (79,660)
Tax return of capital:
      Class A ($0.04 per share)                                                  (21,345)
      Class C ($0.04 per share)                                                  (21,245)
      Class Y ($0.04 per share)                                                  (21,140)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                                 $   (274,571)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            $ 15,138,736
Reinvestment of distributions                                                      1,404
Cost of shares repurchased                                                       (17,957)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund share transactions     $ 15,122,183
-----------------------------------------------------------------------------------------
      Net increase in net assets                                            $ 13,725,714
NET ASSETS:
Beginning of year                                                                     --
-----------------------------------------------------------------------------------------
End of year                                                                 $ 13,725,714
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income                            $    (46,150)
=========================================================================================

(a) The Fund commenced operations on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 23

--------------------------------------------------------------------------------
                                                        '13 Shares   '13 Amount
--------------------------------------------------------------------------------
Class A*
Shares sold                                               508,804    $5,081,877
Reinvestment of distributions                                 112         1,004
Less shares repurchased                                    (1,346)      (12,343)
--------------------------------------------------------------------------------
      Net increase                                        507,570     5,070,538
================================================================================
Class C*
Shares sold                                               506,311    $5,056,859
Reinvestment of distributions                                  45           400
Less shares repurchased                                      (636)       (5,614)
--------------------------------------------------------------------------------
      Net increase                                        505,720    $5,051,645
================================================================================
Class Y*
Shares sold                                               500,000    $5,000,000
Reinvestment of distributions                                  --            --
Less shares repurchased                                        --            --
--------------------------------------------------------------------------------
      Net increase                                        500,000    $5,000,000
================================================================================

*   The Fund commenced operations on February 5, 2013.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Financial Highlights

--------------------------------------------------------------------------------
                                                                    2/5/13 (a)
                                                                    to 10/31/13
--------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  9.98
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $  0.29
  Net realized and unrealized gain on investments                     (1.01)
--------------------------------------------------------------------------------
Net increase in net assets from investment operations               $ (0.72)
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.15)
  Tax return of capital                                               (0.04)
--------------------------------------------------------------------------------
Total distributions                                                   (0.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.07
================================================================================
Total return*                                                         (7.37)%(b)
Ratio of net expenses to average net assets+                           1.12%**
Ratio of net investment income to average net assets+                  4.16%**
Portfolio turnover rate                                                  23%
Net assets, end of period (in thousands)                            $ 4,605
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                       2.79%**
  Net investment income                                                2.49%**
================================================================================

(a)  Class A shares were first publicly offered on February 5, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 25

--------------------------------------------------------------------------------
                                                                    2/5/13 (a)
                                                                    to 10/31/13
--------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  9.97
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $  0.23
  Net realized and unrealized gain on investments                     (0.99)
--------------------------------------------------------------------------------
Net decrease in net assets from investment operations               $ (0.76)
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.11)
  Tax return of capital                                               (0.04)
--------------------------------------------------------------------------------
Total distribution                                                    (0.15)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.06
================================================================================
Total return*                                                         (7.83)%(b)
Ratio of net expenses to average net assets+                           1.86%**
Ratio of net investment income to average net assets+                  3.42%**
Portfolio turnover rate                                                  23%
Net assets, end of period (in thousands)                            $ 4,581
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                       3.54%**
  Net investment income                                                1.74%**
================================================================================

(a)  Class C shares were first publicly offered on February 5, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------
                                                                    2/5/13 (a)
                                                                    to 10/31/13
--------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  9.98
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $  0.31
  Net realized and unrealized gain on investments                     (1.01)
--------------------------------------------------------------------------------
Net increase in net assets from investment operations               $ (0.70)
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.16)
  Tax return of capital                                               (0.04)
--------------------------------------------------------------------------------
Total distributions                                                   (0.20)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.08
================================================================================
Total return*                                                         (7.15)%(b)
Ratio of net expenses to average net assets+                           0.85%**
Ratio of net investment income to average net assets+                  4.43%**
Portfolio turnover rate                                                  23%
Net assets, end of period (in thousands)                            $ 4,540
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                       2.53%**
  Net investment income                                                2.75%**
================================================================================

(a)  Class Y shares were first publicly offered on February 5, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 27

Notes to Financial Statements | 10/31/13

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Local Currency Debt Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on February 5, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income

28 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the funds' investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 29

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with

30 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $ 80,746 to decrease paid in capital, $187,751 to increase distributions in excess of net investment income and $268,497 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended October 31, 2013, the Fund was permitted to carryforward indefinitely $80,860 of short-term losses under Regulated Investment Company Modernization Act of 2010 without limitation.

    The tax character of distributions paid during the years ended October 31, 2013 was as follows:

    --------------------------------------------------------------------------------
                                                                                2013
    --------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                        $ 210,841
    Return of capital                                                         63,730
    --------------------------------------------------------------------------------
         Total                                                             $ 274,571
    ================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    --------------------------------------------------------------------------------
                                                                               2013
    --------------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                           $   (80,860)
    Dividend payable                                                        (46,150)
    Net unrealized depreciation                                          (1,188,713)
    --------------------------------------------------------------------------------
         Total                                                          $(1,315,723)
    ================================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 31

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $55 in underwriting commissions on the sale of Class A shares during the period from February 5, 2013 to October 31, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

32 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the period ended October 31, 2013, the effective management fee was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended October 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,350 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the period from February 5, 2013 to October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                    $ 175
Class C                                                                       65
Class Y                                                                       15
--------------------------------------------------------------------------------
  Total                                                                    $ 255
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $123 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at October 31, 2013.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 33

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $318 in distribution fees payable to PFD at October 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period from February 5, 2013 to October 31, 2013, no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period from February 5, 2013 to October 31, 2013, the Fund's expenses were not reduced under such arrangements.

34 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Emerging Markets Local Currency Debt Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Local Currency Debt Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust
VII) as of October 31, 2013, and the related statement of operations, statement of changes in net assets and financial highlights for the period from February 5, 2013 (Commencement of Operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Local Currency Debt Fund (one of the portfolios constituting the Pioneer Series Trust VII) at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from February 5, 2013 (Commencement of Operations) through October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 35

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

36 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2012.  Chairman and Chief Executive Officer, Quadriserv, Director, Broadridge Financial
Chairman of the Board        Serves until a       Inc. (technology products for securities lending  Solutions, Inc. (investor
and Trustee                  successor trustee    industry) (2008 - present); private investor      communications and securities
                             is elected or        (2004 - 2008); and Senior Executive Vice          processing provider for
                             earlier retirement   President, The Bank of New York (financial and    financial services industry)
                             or removal.          securities services) (1986 - 2004)                (2009 - present); Director,
                                                                                                    Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner, New
                                                                                                    Jersey State Civil Service
                                                                                                    Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2012.  Managing Partner, Federal City Capital Advisors   Director of Enterprise
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Community Investment, Inc.
                             successor trustee    2004 and 2008 - present); Interim Chief           (privately-held affordable
                             is elected or        Executive Officer, Oxford Analytica, Inc.         housing finance company) (1985 -
                             earlier retirement   (privately held research and consulting company)  2010); Director of Oxford
                             or removal.          (2010); Executive Vice President and Chief        Analytica, Inc. (2008 -
                                                  Financial Officer, I-trax, Inc. (publicly traded  present); Director of The Swiss health care services company) (2004 - 2007); and  Helvetia Fund, Inc. (closed-end
                                                  Executive Vice President and Chief Financial      fund) (2010 - present); and
                                                  Officer, Pedestal Inc. (internet-based mortgage   Director of New York Mortgage
                                                  trading company) (2000 - 2002)                    Trust (publicly traded mortgage
                                                                                                    REIT) (2004 - 2009, 2012 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2012.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee                                                      Mellon Institutional Funds
                             is elected or                                                          Master Portfolio (oversaw 17
                             earlier retirement                                                     portfolios in fund complex)
                             or removal.                                                            (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 37

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2012.  Founding Director, Vice President and Corporate   None
Trustee                      Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee    firm) (1982-present); Desautels Faculty of
                             is elected or        Management, McGill University (1999 - present);
                             earlier retirement   and Manager of Research Operations and
                             or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2012.  President and Chief Executive Officer, Newbury,   Director of New America High
Trustee                      Serves until a       Piret & Company, Inc. (investment banking firm)   Income Fund, Inc. (closed-end
                             successor trustee    (1981 - present)                                  investment company) (2004 -
                             is elected or                                                          present); and member, Board of
                             earlier retirement                                                     Governors, Investment Company
                             or removal.                                                            Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 2012.  Senior Counsel, Sullivan & Cromwell LLP (law      Director, The Swiss Helvetia
Trustee                      Serves until a       firm) (1998 - present); and Partner, Sullivan &   Fund, Inc. (closed-end
                             successor trustee    Cromwell LLP (prior to 1998)                      investment company); and
                             is elected or                                                          Director, Invesco, Ltd.
                             earlier retirement                                                     (formerly AMVESCAP, PLC)
                             or removal.                                                            (investment manager)
                                                                                                    (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

38 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*, **  Since 2012. Serves    Non-Executive Chairman and a director of           None
Trustee, President and Chief  at the discretion     Pioneer Investment Management USA Inc.
Executive Officer of the Fund  of the Board.        ("PIM-USA"); Chairman and a director of
                                                    Pioneer; Chairman and Director of Pioneer
                                                    Institutional Asset Management, Inc. (since
                                                    2006); Director of Pioneer Alternative
                                                    Investment Management Limited (Dublin) (until
                                                    October 2011); President and a director of
                                                    Pioneer Alternative Investment Management
                                                    (Bermuda) Limited and affiliated funds; Deputy
                                                    Chairman and a director of Pioneer Global Asset
                                                    Management S.p.A. ("PGAM") (until April 2010);
                                                    Director of Nano-C, Inc. (since 2003); Director
                                                    of Cole Management Inc. (2004 - 2011); Director
                                                    of Fiduciary Counseling, Inc. (until December
                                                    2011); President of all of the Pioneer Funds;
                                                    and Retired Partner, Wilmer Cutler Pickering
                                                    Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*     Trustee since 2012.   Director, CEO and President of PIM-USA (since      None
Trustee and Executive         Serves until a        February 2007); Director and President of
Vice President                successor trustee     Pioneer and Pioneer Institutional Asset
                              is elected or         Management, Inc. (since February 2007);
                              earlier retirement    Executive Vice President of all of the Pioneer
                              or removal.           Funds (since March 2007); Director of PGAM
                                                    (2007 - 2010); Head of New Europe Division,
                                                    PGAM (2000 - 2005); Head of New Markets
                                                    Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 39

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                       Other Directorships
Position Held with the Fund    Length of Service     Principal Occupation                               Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2012. Serves    Vice President and Associate General Counsel of    None
Secretary                      at the discretion     Pioneer since January 2008 and Secretary of all
                               of the Board.         of the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice President
                                                     and Senior Counsel of Pioneer from July 2002 to
                                                     December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2012. Serves    Fund Governance Director of Pioneer since          None
Assistant Secretary            at the discretion     December 2006 and Assistant Secretary of all the
                               of the Board.         Pioneer Funds since June 2010; Manager - Fund
                                                     Governance of Pioneer from December 2003 to
                                                     November 2006; and Senior Paralegal of Pioneer
                                                     from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2012. Serves    Counsel of Pioneer since June 2007 and Assistant   None
Assistant Secretary            at the discretion     Secretary of all the Pioneer Funds since June
                               of the Board.         2010; and Vice President and Counsel at State
                                                     Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2012. Serves    Vice President - Fund Treasury of Pioneer;         None
Treasurer and Chief            at the discretion     Treasurer of all of the Pioneer Funds since
Financial and                  of the Board.         March 2008; Deputy Treasurer of Pioneer from
Accounting Officer of                                March 2004 to February 2008; and Assistant
the Fund                                             Treasurer of all of the Pioneer Funds from March
                                                     2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2012. Serves    Assistant Vice President - Fund Treasury of        None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2012. Serves    Fund Accounting Manager - Fund Treasury of         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                        Other Directorships
Position Held with the Fund    Length of Service    Principal Occupation                                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2012. Serves   Fund Administration Manager - Fund Treasury of       None
Assistant Treasurer            at the discretion    Pioneer since November 2008; Assistant Treasurer
                               of the Board.        of all of the Pioneer Funds since January 2009;
                                                    and Client Service Manager - Institutional
                                                    Investor Services at State Street Bank from March
                                                    2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)           Since 2012. Serves   Chief Compliance Officer of Pioneer and of all the   None
Chief Compliance Officer       at the discretion    Pioneer Funds since March 2010; Director of
                               of the Board.        Adviser and Portfolio Compliance at Pioneer since
                                                    October 2005; and Senior Compliance Officer for
                                                    Columbia Management Advisers, Inc. from October
                                                    2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2012. Serves   Director--Transfer Agency Compliance of Pioneer       None
Anti-Money Laundering          at the discretion    and Anti-Money Laundering Officer of all the
Officer                        of the Board.        Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 41

                           This page for your notes.

42 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

                           This page for your notes.

 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13 43

                           This page for your notes.

44 Pioneer Emerging Markets Local Currency Debt Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 27375-00-1213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust VII
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-
1A, totaled approximately $115,992 in 2013 and $85,352 in 2012.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust VII
Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
October 31, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust VII
Fees for tax compliance services, primarily for tax returns, totaled approximately $24,393 for 2013 and $16,580 for 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust VII
Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
October 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$24,393 in 2013 and $16,580 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2013

* Print the name and title of each signing officer under his or her signature.